SECURITIES ACT FILE NO. 333-200989
INVESTMENT COMPANY ACT FILE NO. 811-23014

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒

PRE-EFFECTIVE AMENDMENT NO. 2

POST-EFFECTIVE AMENDMENT NO. __

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 2

DREYFUS ALCENTRA GLOBAL CREDIT INCOME 2024 TARGET TERM FUND, INC.

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

(Address of Principal Executive Offices)

(212) 922-6400

(Registrant's Telephone Number, including Area Code)

Jeff S. Prusnofsky, Esq.

The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Copy to:

David Stephens, Esq.

Nicole M. Runyan, Esq.

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box           ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered*	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Shares, $.001 par value	1,000 shares	$1,000.00	$1,000,000	$115.90**

*	Estimated solely for the purpose of calculating the registration fee.
**	$116.20 has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Prospectus, dated September 15, 2017

PROSPECTUS

                    Shares

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Common Shares

$10 per Share

The Fund. Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the "Fund") is a newly-organized, diversified, closed-end management investment company that has a limited term of approximately seven years.

Investment Manager and Sub-Investment Adviser. The Dreyfus Corporation ("Dreyfus") is the Fund's investment manager, and has engaged its affiliate, Alcentra NY, LLC ("Alcentra"), to serve as the Fund's sub-investment adviser. Dreyfus and Alcentra are subsidiaries of The Bank of New York Mellon Corporation.

Investment Objectives. The Fund's investment objectives are to seek high current income and to return at least $9.835 per Common Share (the public offering price per Common Share (as defined below) after deducting a sales load of $0.165 per Common Share but before deducting offering costs of $0.02 per Common Share ("Original NAV")) to holders of record of Common Shares on or about December 1, 2024 (the "Termination Date") (subject to certain extensions described herein). The objective to return at least the Fund's Original NAV is not an express or implied guarantee obligation of the Fund, Dreyfus, Alcentra or any other entity, and an investor may receive less than the Original NAV upon termination of the Fund. There is no assurance the Fund will achieve either of its investment objectives. (continued on following page)

Principal Investment Strategies and Investment Policies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined on page 2 of this prospectus) in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. (continued on following page)

This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in Common Shares involves certain risks. You could lose some or all of your investment. See "Risks" beginning on page 55 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$10.000	$
Sales load(2)	$ 0.165	$
Original NAV, before offering costs	$ 9.835	$
Estimated offering costs(3)	$ 0.020	$
Proceeds, after expenses, to the Fund	$ 9.815	$
(notes on inside front cover)

The underwriters expect to deliver the Common Shares to purchasers on or about                 , 2017.

The date of this prospectus is                , 2017.

(footnotes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See "Underwriting."

(2)	Dreyfus (and not the Fund) has agreed to pay from its own assets (a) additional compensation of $0.025 per Common Share to the underwriters in connection with the offering and, separately, (b) a structuring fee to each of and . Dreyfus (and not the Fund) also may pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. Because the fees described in this footnote are paid by Dreyfus, they are not reflected under sales load in the table above. See "Underwriting—Additional Compensation to be Paid by Dreyfus."

(3)	The Fund will pay its offering expenses (other than the sales load) up to an aggregate of $0.02 per Common Share sold in this offering. Dreyfus has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.02 per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. After payment of such expenses, proceeds to the Fund will be $ per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $ (approximately $ per Common Share); therefore, offering expenses payable by Dreyfus are estimated to be $ ($ per Common Share). See "Summary of Fund Expenses."

(continued from previous page)

Investment Objectives (continued). In seeking to return at least the Original NAV to holders of its Common Shares ("Common Shareholders") on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a limited portion of its net investment income, possibly retaining a portion of its short-term gains and all or a portion of its long-term gains and limiting the longest expected maturity (as defined herein) of any holding, other than floating rate senior secured loans or other credit instruments backed by such loans, to no later than June 1, 2025. The average maturity of the Fund's holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce returns and net income amounts available for distribution to Common Shareholders.

Principal Investment Strategies and Investment Policies (continued). The Fund may invest in credit instruments of any credit quality, including credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the nationally recognized statistical rating organizations that rate such instruments, or, if unrated, determined to be of comparable quality by Alcentra. These instruments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" instruments. The Fund may invest in distressed or defaulted credit instruments. See "Risks—Principal Investment Risks—Below Investment Grade Instruments Risk."

The Fund currently intends to focus its investments in credit instruments of U.S. and European companies, although as a global fund, the Fund may invest in companies located anywhere in the world. Under normal circumstances, the Fund will invest in at least three countries, which may include the United States, although the Fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country outside the United States. Moreover, the Fund will not invest more than 25% of its Managed Assets in companies located in emerging market countries. The Fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar.

No Prior History. Because the Fund is newly organized, its shares of common stock, par value $0.001 per share (the ''Common Shares''), have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after completion of this public offering.

Listing. [The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the ticker symbol "DCF."]

Principal Investment Strategies and Investment Policies (continued). Alcentra intends to construct the Fund's investment portfolio by allocating the Fund's assets to credit instruments and related investments in the following strategies: (i) Senior Secured Loans and Other Loans; (ii) Corporate Debt; (iii) Special Situations; and (iv) Structured Credit (collectively, the "Credit Strategies").

•	Senior Secured Loans and Other Loans Strategy: includes investments in (i) first lien secured floating rate loans, which typically are syndicated, as well as investments in participations and assignments of such loans, and (ii) second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans.

•	Corporate Debt Strategy: includes investments in fixed rate unsecured corporate debt obligations, senior secured floating rate notes and subordinated corporate debt obligations.

•	Special Situations Strategy: includes investments in loans and other instruments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and other special situations.

•	Structured Credit Strategy: includes investments in collateralized bond, loan and other debt obligations, structured notes and credit-linked notes that provide exposure to floating rate senior secured loans, as well as investments in asset-backed securities, including mortgage-backed securities.

Alcentra intends to allocate the Fund's Managed Assets to the Credit Strategies and among different types of credit instruments within the Credit Strategies based on absolute and relative value considerations and its analysis of the credit markets. Alcentra has considerable latitude in allocating the Fund's Managed Assets and the composition of the Fund's investment portfolio will vary over time, based on the allocation to the Credit Strategies and the Fund's exposure to different types of credit instruments. Under normal market conditions, Alcentra generally expects to allocate the Fund's Managed Assets as follows:

•	at least 25% in each of the Senior Secured Loans and Other Loans Strategy;

•	at least 25% in the Corporate Debt Strategy;

•	no more than 15% in the Special Situations Strategy; and

•	no more than 30% in both the Special Situations and Structured Credit Strategies.

Allocations among the Credit Strategies will vary over time, perhaps significantly, and the Fund may not be invested in all of the Credit Strategies at all times and may maintain zero exposure to a particular Credit Strategy or type of credit instrument. In addition, the Fund will not invest more than 25% of its Managed Assets of issuers in any one particular industry.

Derivatives. The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its use of derivatives will consist principally of options, total return swaps, credit default swaps and foreign currency forward and futures contracts. The Fund will not invest more than 20% of its Managed Assets in derivatives, except that such limitation will not apply to derivatives used as part of a hedging strategy. For more information on the Fund's use of derivatives, see "Investment Objectives and Policies—Principal Portfolio Investments—Use of Derivatives."

Leverage. The Fund may employ leverage to enhance its potential for achieving its investment objectives. The Fund currently intends to utilize leverage principally through borrowings from certain financial institutions in an amount up to the limits imposed by the Investment Company Act of 1940, as amended (i.e., for every dollar of indebtedness from borrowings, the Fund is required to have at least three dollars of total assets, including the proceeds from borrowings). See "Use of Leverage" and "Risks—Principal Investment Risks—Leverage Risk."

Seven-Year Term and Final Distribution. It is anticipated that the Fund will terminate on or before December 1, 2024. On or about the Termination Date, the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem its borrowings, and seek to return at least the Original NAV to Common Shareholders unless the Fund's term is extended for one period of up to six months by a vote of the Fund's Board of Directors. The amount distributed to Common Shareholders at the termination of the Fund will be based on the Fund's net asset value at that time, and depending upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund, may be less, and potentially significantly less, than the Original NAV, or their original investment. The Fund's Termination Date may not be extended for more than one period of up to six months without an amendment to the Fund's Charter approved by a majority of the Fund's Board of Directors, 75% of the Continuing Directors (as defined in the Fund's Charter) and 75% of the outstanding voting securities of the Fund. The Fund retains broad flexibility to liquidate its portfolio, wind-down its business and make liquidating distributions to Common Shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objectives. During any wind-down period, the Fund may deviate from its 80% investment policy and its Credit Strategy allocations and may not achieve its investment objectives.

The Fund should not be confused with a so-called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as the Fund's target date (often associated with retirement) approaches and does not typically terminate upon the target date.

Fund Distributions. The Fund intends to pay most, but likely not all, of its net income to common shareholders in monthly income dividends. The Fund also may distribute its net realized capital gains, if any, once per year. However, in seeking to achieve its investment objectives, the Fund currently intends to set aside and retain in its net assets a portion of its net investment income, and possibly all or a portion of its capital gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or capital gains, net of any taxes, would constitute a portion of the liquidating distribution returned to common shareholders on or about the Termination Date. The Fund will continue to pay at least the percentage of its net investment income and any capital gains necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Shares, and retain it for future reference. A statement of additional information (the "SAI"), dated              , 2017, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page    of this prospectus, the Fund's annual and semi-annual reports to shareholders (when available), and other information about the Fund, and make shareholder inquiries by calling                         , by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (www.sec.gov).

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of this prospectus and prior to completion of this offering.

v

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's Common Shares. You should review the more detailed information contained in this prospectus and in the statement of additional information ("SAI"), especially the information set forth under the heading "Risks."

The Fund	Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the "Fund") is a newly-organized, diversified, closed-end management investment company that has a limited term of approximately seven years.

The Offering	The Fund is offering shares of common stock, par value $0.001 per share (the "Common Shares"), at an initial offering price of $10 per Common Share. The Common Shares are being offered by a group of underwriters (the "Underwriters") led by . You must purchase at least 100 Common Shares ($1,000) in order to participate in the offering. The Fund has granted the Underwriters an option to purchase up to an additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $0.02 per Common Share. See "Underwriting."

Investment Objectives

The Fund's investment objectives are to seek high current income and to return at least $9.835 per Common Share (the public offering price per Common Share (as defined below) after deducting a sales load of $0.165 per Common Share but before deducting offering costs of $0.02 per Common Share ("Original NAV")) to holders of record of Common Shares on or about December 1, 2024 (the "Termination Date") (subject to certain extensions described herein). The objective to return at least the Fund's Original NAV is not an express or implied guarantee obligation of the Fund, Dreyfus, Alcentra or any other entity, and an investor may receive less than the Original NAV upon termination of the Fund.

The Fund will attempt to strike a balance between its investment objectives, seeking to provide as high a level of current income as is consistent with the Fund's Credit Strategies (as defined herein), the declining average maturity of its portfolio and its objective of returning at least the Original NAV on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund's investment strategies will be successful.

There is no assurance the Fund will achieve either of its investment objectives. The Fund's investment objectives are fundamental and may not be changed without prior approval of the Fund's shareholders. See "Investment Objectives and Policies" and "Risks."

Principal Investment Strategies and Investment Policies	Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. To the extent that the Fund invests in derivative instruments with economic characteristics similar to those credit instruments, the value of such investments will be included for purposes of the Fund's 80% investment policy.

"Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, "Borrowings"), preferred stock or other similar preference securities ("Preferred Shares"), or the use of derivative instruments that have the economic effect of leverage), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

The Fund may invest in credit instruments of any credit quality, including credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the nationally recognized statistical rating organizations ("NRSROs") that rate such instruments, or, if unrated, determined to be of comparable quality by Alcentra (as defined herein). These instruments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" instruments. The Fund may invest in credit instruments that, at the time of investment, are distressed or defaulted, or illiquid, unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or subject to contractual restrictions on their resale. The Fund also may invest in investment grade credit instruments. The Fund will not invest, either directly, indirectly or through derivatives, in contingent convertible securities (sometimes referred to as "cocos").

The Fund may invest in credit instruments of any maturity or duration, except that the Fund will not invest in credit instruments (other than floating rate Senior Secured Loans or investments in the Structured Credit Strategy backed by such Senior Secured Loans) with an expected maturity date extending beyond June 1, 2025. "Expected maturity" means the time of expected return of the majority of the instrument's principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. The expected maturity of some credit instruments may be the same as the stated maturity. Certain credit instruments may have mandatory call features, prepayment features or features obligating the issuer or another party to repurchase or redeem the instrument at dates that are earlier than the instruments' respective stated maturity dates. For these credit instruments, expected maturity is likely to be earlier than the stated maturity.

The Fund currently intends to focus its investments in credit instruments of U.S. and European companies, although as a global fund, the Fund

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may invest in companies located anywhere in the world. Under normal circumstances, the Fund will invest in at least three countries, which may include the United States, although the Fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country outside the United States. Moreover, the Fund will not invest more than 25% of its Managed Assets in companies located in emerging market countries. The Fund's investments in European companies are generally anticipated to be in companies in Northern and Western European countries, including the United Kingdom, Ireland, France, Germany, Austria and Switzerland, as well as the Benelux countries (Belgium, the Netherlands and Luxembourg) and the Scandinavian countries (Sweden, Denmark, Norway and Finland). Other European countries in which the Fund may seek to invest include, but are not limited, to Spain, Italy, Greece and Portugal. The Fund also may invest in other developed countries, including Canada. The Fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar (i.e., up to 100% of its Managed Assets in the event the Fund holds no U.S. dollar-denominated investments).

Although not a principal investment strategy, the Fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: (i) equity securities of issuers that are related to the Fund's investments in credit instruments, such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock); (ii) U.S. and foreign government securities; and (iii) short-term fixed income securities and money market instruments.

As a diversified investment company, the Fund generally does not intend to invest, at the time of purchase, more than 5% of its Managed Assets in any one issuer (except securities issued by the U.S. Government and its agencies and instrumentalities). In addition, the Fund will not invest more than 25% of its Managed Assets of issuers in any one particular industry.

The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its use of derivatives will consist principally of options, total return swaps, credit default swaps and foreign currency forward and futures contracts. The Fund will not invest more than 20% of its Managed Assets in derivatives, except that such limitation will not apply to derivatives used as part of a hedging strategy. The Fund's use of derivatives will be limited by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Investment Objectives and Policies—Principal Portfolio Investments—Use of Derivatives."

The Fund may employ leverage to enhance its potential for achieving its investment objectives. The Fund currently intends to utilize leverage up to the limits imposed by the 1940 Act (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of total assets, including the proceeds from Borrowings) principally through Borrowings from certain financial institutions.

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In seeking to return at least the Original NAV to holders of its Common Shares ("Common Shareholders") on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a limited portion of its net investment income, possibly retaining a portion of its short-term gains and all or a portion of its long-term gains and limiting the longest expected maturity of any holding, other than floating rate Senior Secured Loans or investments in the Structured Credit Strategy backed by such Senior Secured Loans, to no later than June 1, 2025. The average maturity of the Fund's holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce returns and net income amounts available for distribution to Common Shareholders. During any wind-down period, the Fund's portfolio composition will depend on then-current market conditions and the availability of the types of securities in which the Fund may invest. Accordingly, the Fund's portfolio composition during that period cannot currently be estimated, nor can the Fund precisely predict how its portfolio composition may change as the Fund's Termination Date approaches. There can be no assurance that the Fund's strategies will be successful.

During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being initially invested or during the wind-down period of the Fund, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities. Accordingly, during such periods, the Fund may not achieve its investment objectives.

For a more complete discussion of the Fund's investment strategies and policies, see "Investment Objectives and Policies—Principal Investment Strategies and Investment Policies" and "—Principal Portfolio Investments."

Credit Strategies	Alcentra intends to construct the Fund's investment portfolio by allocating the Fund's assets to credit instruments and related investments in the following strategies: (i) Senior Secured Loans and Other Loans; (ii) Corporate Debt; (iii) Special Situations; and (iv) Structured Credit (collectively, the "Credit Strategies").

• Senior Secured Loans and Other Loans Strategy: includes investments in (i) first lien secured floating rate loans, which typically are syndicated, as well as investments in participations and assignments of such loans, and (ii) second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans.

• Corporate Debt Strategy: includes investments in fixed rate unsecured corporate debt obligations, senior secured floating rate notes and subordinated corporate debt obligations.

• Special Situations Strategy: includes investments in loans and

4

other instruments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and other special situations.

• Structured Credit Strategy: includes investments in collateralized bond, loan and other debt obligations, structured notes and credit-linked notes that provide exposure to floating rate senior secured loans, as well as investments in asset-backed securities, including mortgage-backed securities.

Alcentra has considerable latitude in allocating the Fund's Managed Assets and the composition of the Fund's investment portfolio will vary over time, based on the allocation to the Credit Strategies and the Fund's exposure to different types of credit instruments. Under normal market conditions, Alcentra generally expects to allocate the Fund's Managed Assets as follows:

• at least 25% in the Senior Secured Loans and Other Loans Strategy;

• at least 25% in the Corporate Debt Strategy;

• no more than 15% in the Special Situations Strategy; and

• no more than 30% in both the Special Situations Strategy and the Structured Credit Strategy.

Allocations among the Credit Strategies will vary over time, perhaps significantly, and the Fund may not be invested in all of the Credit Strategies at all times and may maintain zero exposure to a particular Credit Strategy or type of credit instrument.

The Fund's primary portfolio managers will make all determinations regarding allocations and reallocations of the Fund's Managed Assets to each Credit Strategy. The Fund's primary portfolio managers will set target allocations for each Credit Strategy, which may be modified at any time. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the Fund's primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. At least quarterly, the Fund's primary portfolio managers will review the percentage allocations to each Credit Strategy and rebalance the Fund's portfolio and/or modify the target allocations as they deem necessary or appropriate in light of economic and market conditions, available investment opportunities and the relative returns and risks then represented by each type of security.

Senior Secured Loans and Other Loans Strategy. The Senior Secured Loans and Other Loans Strategy seeks to generate high current income by investing in the secured debt of borrowers in the higher credit quality categories of the below investment grade corporate debt market. As part of this strategy, the Fund may invest in first lien secured floating rate loans ("Senior Secured Loans"), which typically are syndicated. Senior

5

Secured Loans are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. The Fund also may purchase participations and assignments in, and commitments to purchase, Senior Secured Loans.

As part of this Credit Strategy, the Fund also may invest in second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans ("Subordinated Loans"). Subordinated Loans sit below the senior secured debt in a company's capital structure, but have priority over the company's bonds and equity securities.

Corporate Debt Strategy. The Corporate Debt Strategy seeks to generate high current income by capturing the higher yields offered by below investment grade corporate credit instruments while managing the Fund's exposure to interest rate movements. As part of this strategy, the Fund may invest in corporate debt obligations including corporate bonds, debentures, notes, commercial paper and other similar instruments, such as certain convertible securities ("Corporate Debt"). Alcentra expects that most of the Corporate Debt the Fund will invest in will be rated below investment grade (commonly referred to as "junk" or "high yield" instruments). The fixed rate Corporate Debt in which the Fund invests typically will be unsecured, while the floating rate Corporate Debt in which the Fund invests typically will be secured.

Special Situations Strategy. The Special Situations Strategy seeks to generate attractive total return driven by income and capital appreciation by investing in specialized credit opportunities in the below investment grade debt markets, on both a long-term and short-term basis. As part of this strategy, the Fund may invest in loans and other credit instruments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and other special situations (collectively, "Special Situations Investments"). Alcentra will focus the Fund's Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary and fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. As part of this strategy, the Fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments.

Structured Credit Strategy. The Structured Credit Strategy seeks to generate income with the potential for capital appreciation by investing predominately in the mezzanine tranches (i.e., rated below the senior tranches but above the most junior tranches) and most junior tranches of collateralized loan obligations ("CLOs") backed by Senior Secured Loans. In addition to investing in CLOs and other collateralized debt obligations backed by Senior Secured Loans, the Fund also may invest in structured notes and credit-linked notes that provide exposure to Senior Secured Loans, as well as investments in asset-backed securities, including mortgage-backed securities. These instruments collectively are referred to in this prospectus as "Structured Credit Investments."

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For a more detailed discussion of the Credit Strategies and Alcentra's investment process, see "Investment Objectives and Policies—Principal Investment Strategies and Investment Policies—Credit Strategies" and "—Investment Process."

Seven-Year Term

It is anticipated that the Fund will terminate on or before December 1, 2024. On or about the Termination Date, the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem its Borrowings, and seek to return at least the Original NAV to Common Shareholders, unless the term is extended for one period of up to six months by a vote of the Fund's Board of Directors. The amount distributed to Common Shareholders at the termination of the Fund will be based on the Fund's net asset value at that time, and depending upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund, may be less, and potentially significantly less, than the Original NAV, or their original investment. The Fund's Termination Date may not be extended for more than one period of up to six months without an amendment to the Fund's Charter approved by 75% of the Fund's Board of Directors, 75% of the Continuing Directors (as defined in the Fund's Charter) and 75% of the outstanding voting securities of the Fund.

Depending upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund, and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders on the Termination Date may be less, and potentially substantially less, than the Original NAV or their original investment. Interest rates, including yields on below investment grade debt securities, tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Because the Fund portfolio's average expected maturity is generally expected to shorten as the Fund approaches its Termination Date, ultimately approaching zero, Common Shareholders can expect that the average portfolio yield will also fall over time, especially as the Fund approaches the Termination Date. Consequently, the Fund's Common Share dividend rate may need to be reduced over time (i) as the yield on portfolio holdings declines as they are sold and either not replaced or replaced by lower-yielding securities as the portfolio is liquidated prior to and in anticipation of the Termination Date and (ii) as potentially increasing portions of net earnings of the Fund may be retained by the Fund and not distributed as a means of pursuing its objective of returning at least the Original NAV on or about the Termination Date.

The Fund retains broad flexibility to liquidate its portfolio, wind-down its business and make liquidating distributions to Common Shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objectives. During any wind-down period, the Fund may deviate from its 80% investment policy and its Credit Strategy allocations and may not achieve its investment objectives.

The Fund should not be confused with a so-called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as the Fund's target date (often associated with retirement) approaches

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and does not typically terminate upon the target date.

Portfolio Investments	Principal Portfolio Investments. The following are the principal investments that will be used by Alcentra when investing the Fund's assets in the Credit Strategies described above.

Below Investment Grade Instruments. The Fund may invest in credit instruments that, at the time of investment, are rated below investment grade by one or more of the NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Alcentra. Moody's Investors Service, Inc. ("Moody's") considers securities rated Ba1 or lower to be below investment grade. Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings, Inc. ("Fitch") consider securities rated BB+ or lower to be below investment grade. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal. The Fund will not invest, either directly, indirectly or through derivatives, in contingent capital securities (sometimes referred to as "cocos").

The Fund may invest up to 15% of its Managed Assets in high yield instruments rated in the lower rated categories (Caa1 or lower by Moody's, and CCC+ or lower by S&P and Fitch) by an NRSRO or, if unrated, determined to be of comparable quality by Alcentra. The Fund also may invest in issuers that are in default at the time of purchase, including investments in debtor-in-possession or super senior financings, which are financings that take priority or are considered senior to all other debt, equity or other outstanding securities of an issuer. Such securities are subject to a very high credit risk. See "Investment Objectives and Policies—Principal Portfolio Investments—Below Investment Grade Instruments."

Investment Grade Debt Instruments. The Fund may invest in credit instruments that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs that rate such securities, or, if unrated, determined to be of comparable quality by Alcentra. See "Investment Objectives and Policies—Principal Portfolio Investments—Investment Grade Debt Securities."

Senior Secured Loans. Senior Secured Loans are typically made to or issued by corporations, partnerships, limited liability companies and other business entities ("Borrowers") which operate in various industries and geographical regions. Borrowers may obtain Senior Secured Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior Secured Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. Most Senior Secured Loans have interest rates that adjust or "float" periodically based on a specified interest rate or other reference. The rates of interest on Senior Secured Loans adjust periodically by reference to a base lending rate, such as LIBOR, a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium or credit

8

spread. Some Senior Secured Loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other floating rate loans reset periodically when the underlying rate resets. Many Senior Secured Loans have LIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR in calculating the yield on the loan will not be less than an agreed upon amount. Investments in Senior Secured Loans, as well as certain other credit instruments, effectively should enable the Fund to achieve a floating rate of income.

The Fund also may purchase participations and assignments in, and commitments to purchase, Senior Secured Loans. The Fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer or of a Senior Secured Loan, or as part of a package of securities acquired with a Senior Secured Loan. See "Investment Objectives and Policies—Principal Portfolio Investments—Senior Secured Loans."

Subordinated Loans. Subordinated Loans generally have the same characteristics as Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders (e.g., holders of Senior Secured Loans) in the event of the liquidation or bankruptcy of the issuer. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Secured Loans, they are subject to the additional risk that the cash flow of the Borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. Subordinated Loans also share the same risks as other below investment grade instruments. See "Investment Objectives and Policies—Principal Portfolio Investments—Subordinated Loans."

Corporate Debt. Corporate Debt includes a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities. Corporate Debt securities also may be acquired with warrants attached to purchase additional fixed income securities at the same coupon rate. Corporate Debt is generally used by corporations to borrow money from investors. An issuer of Corporate Debt typically pays the investor a fixed or floating rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of Corporate Debt reflects interest on the security and changes in the market value of the security. The market value of fixed rate Corporate Debt generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term fixed rate Corporate Debt normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Debt. Certain Corporate Debt is perpetual in nature in that it has no maturity date; to the extent that perpetual Corporate Debt has a fixed interest rate, it may have heightened sensitivity to changes in interest rates. The Fund may invest in Corporate Debt issued by U.S. and foreign issuers, which may be U.S. dollar-denominated or non-U.S. dollar denominated. See "Investment Objectives and Policies—Principal Portfolio Investments—Corporate Debt."

Special Situations Investments. The Fund may invest in Senior Secured Loans, Subordinated Loans and other credit instruments of companies that are engaged in extraordinary transactions, such as mergers and

9

acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations, and other special situations. Alcentra will focus the Fund's Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary and fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. Special Situations Investments generally will be considered to be "illiquid securities." In addition, the Fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments. See "Investment Objectives and Policies—Principal Portfolio Investments—Special Situations Investments."

Structured Credit Investments. The Fund's investments in Structured Credit Investments may include collateralized bond, loan and other debt obligations, structured notes and credit-linked notes, as well as investments in asset-backed securities, including asset-backed loans and mortgage-backed securities.

Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Multiple tranches of securities are issued by the CDO, offering investors various maturity, yield and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. Senior and mezzanine tranches are typically rated. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. The Fund expects to focus its CDO investments in CLOs. A CLO is a special purpose vehicle ("SPV") typically collateralized substantially by a pool of loans, which may include, among others, Senior Secured Loans and Subordinated Loans that may be rated below investment grade or the unrated equivalent. The Fund intends to invest in both the more senior debt tranches of CLOs as well as the mezzanine and subordinated/equity tranches. The Fund's allocation of its investments in CLOs among their senior, mezzanine and subordinated/equity tranches will vary depending on market and economic conditions, although the Fund generally expects to limit its investments in the subordinated/equity tranches to no more than 10% of its Managed Assets.

"Structured" notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting the performance of the bond market. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. In addition, the Fund may invest in credit-linked notes. A credit-linked note is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation

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(a reference obligation).

Asset-backed securities are securities issued by SPVs whose primary assets are expected to consist of a pool of loans, mortgages or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

See "Investment Objectives and Policies—Principal Portfolio Investments—Structured Credit Investments."

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind (or "PIK") securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. See "Investment Objectives and Policies—Principal Portfolio Investments—Zero Coupon, Pay-In-Kind and Step-Up Securities."

Foreign Investments. The Fund currently intends to focus its foreign investments in European companies, although the Fund may invest in companies located anywhere in the world. Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States (including those that are located in the United States or organized under U.S. law). They may be traded on foreign securities exchanges or in the foreign off-exchange or "OTC" markets. Securities of foreign issuers also may be purchased in the form of depositary receipts and may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country outside the United States. Moreover, the Fund will not invest more than 25% of its Managed Assets in companies located in emerging market countries. See "Investment Objectives and Policies—Principal Portfolio Investments—Foreign Investments."

Foreign Currency Transactions. Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-

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denominated. The Fund expects that, under normal conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar (i.e., up to 100% of its Managed Assets in the event the Fund holds no U.S. dollar-denominated investments). The Fund also may enter into foreign currency transactions to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell. Investments in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar. See "Investment Objectives and Policies—Principal Portfolio Investments—Foreign Currency Transactions."

Derivatives. The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its use of derivatives will consist principally of options, total return swaps, credit default swaps and foreign currency forward and futures contracts, but the Fund may also invest in options on futures as well as certain other currency and interest rate instruments such as currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. To the extent that the Fund invests in derivative instruments with economic characteristics similar to the Fund's investments in credit instruments, the daily marked-to-market value of such investments will be included for purposes of the Fund's 80% investment policy.

A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies. When the Fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the Fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position or sufficient coverage. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that require periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Fund may segregate liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only the Fund's net obligations under the instrument, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate liquid assets equal to the full notional value of such instruments. The Fund may enter into, modify or amend agreements with third party financial institutions regarding certain derivatives contracts that provide for physical delivery

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of the underlying asset to require such contracts to be settled through cash payment of the marked-to-market net obligation under the contract, if any. Future rules and regulations of the Securities and Exchange Commission (the "SEC") may require the Fund to alter, perhaps materially, its use of derivatives as described in this prospectus.

In a total return swap, the Fund typically pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund would typically have to post collateral to cover this potential obligation. An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. The Fund currently intends to only purchase credit default swaps. The Fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar through the use of currency strategies. For example, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

As described above, the Fund also may invest in other types of derivatives, but does not currently expect such other derivatives to be principal investments. Such other derivative investments are described in "Investments, Investment Techniques and Risks—Principal Portfolio Investments—Derivatives and Other Strategic Transactions" in the SAI.

Illiquid and Restricted Instruments. The Fund is not limited in its ability to invest in instruments that, at the time of investment, are illiquid, which are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Illiquid securities include, but are not limited to, securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund also may invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). See "Investment Objectives and Policies—Principal Portfolio Investments—Illiquid and Restricted Investments."

Other Portfolio Investments. In addition to the principal investments described above, the Fund may invest in the following instruments, which are not anticipated to be principal investments of the Fund.

Equity Securities. In connection and/or as a result of the Fund's credit investments, from time to time, the Fund also may hold equity securities such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock). Common stock represents shares of a corporation or other entity that entitle the holder to a share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. After other claims are satisfied, common stockholders and other common equity owners participate in the company's profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to provide

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potential growth. Preferred stock also is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after loans and other debt instruments and before common stock in its claim on income for dividend payments and on assets should the corporation be liquidated or declare bankruptcy. Convertible securities include preferred stocks or other securities (including debt obligations) that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Warrants and stock purchase rights give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Rights are similar to warrants but typically have shorter durations and are offered to current shareholders of the issuer. Warrants, rights or other non-income producing equity securities also may be received in connection with the Fund's investments in corporate debt obligations or restructuring of investments.

For more information about the types of equity securities in which the Fund may invest, see "Investment Objectives and Policies—Other Portfolio Investments—Equity Securities."

U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities and include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. The Fund's net asset value is not guaranteed. See "Investment Objectives and Policies—Other Portfolio Investments—U.S. Government Securities."

Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds ("ETFs")), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly. Although the Fund reserves the flexibility to invest in other investment companies as Alcentra deems advisable, the Fund currently anticipates that it would invest in other investment companies (primarily ETFs) during the period during which the net proceeds of the offering of Common Shares are being invested or during the wind-down period of the Fund. See "Investment Objectives and Policies—Other Portfolio

14

Investments—Other Investment Companies."

Short-Term Fixed Income Securities and Money Market Instruments; Temporary Defensive Position. During adverse market conditions, for temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being initially invested or during the wind-down period of the Fund, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term debt securities. Accordingly, during such periods, the Fund may not achieve its investment objectives. See "Investment Objectives and Policies—Other Portfolio Investments—Short-Term Fixed Income Securities and Money Market Instruments; Temporary Defensive Position."

Unless otherwise stated herein or in the SAI, the Fund's investment policies are non-fundamental policies and may be changed by the Fund's Board of Directors without prior shareholder approval.

For a more complete discussion of the Fund's investment strategies and portfolio investments, see "Investment Objectives and Policies—Principal Investment Strategies and Investment Policies" and "—Principal Portfolio Investments" and "—Other Portfolio Investments."

Use of Leverage

The Fund may employ leverage to enhance its potential for achieving its investment objectives. The Fund currently intends to utilize leverage principally through Borrowings from certain financial institutions in an amount up to the limits imposed by the 1940 Act (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of total assets, including the proceeds from Borrowings). Borrowings will have seniority over the Common Shares, and Common Shareholders will bear the costs associated with any Borrowings. Any Borrowings will leverage Common Shareholders' investment in Common Shares. The Board of Directors of the Fund may authorize the use of leverage through Borrowings without the approval of the Common Shareholders.

As a non-fundamental policy, under normal circumstances, the aggregate liquidation preference of Preferred Shares, if any, and the principal amount of Borrowings and other sources of leverage to the extent they are senior securities under the 1940 Act (including effective leverage that is not covered through asset segregation or offsetting transactions or positions) may not exceed 38% of the Fund's Managed Assets (including the assets attributable to such instruments) at the time of incurrence. Effective leverage obtained through portfolio transactions will be treated as the issuance of debt securities and will be subject to the 33-1/3% limitation on Borrowings under the 1940 Act.

To the extent the income derived from securities purchased with proceeds received from the Fund's use of leverage exceeds the cost of such leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the income earned on the securities purchased with such proceeds is not sufficient to cover the cost of the

15

Fund's use of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used.

The Fund may utilize leverage opportunistically and may choose to increase or decrease its use of leverage over time and from time to time. The use of leverage is speculative and involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Risks—Principal Investment Risks—Leverage Risk" and "Use of Leverage."

To the extent the Fund enters into derivative contracts, the Fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) or an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the instrument, if any, while the positions are open. To the extent the Fund is required to set aside assets equal to only the Fund's net obligations under the instrument, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate liquid assets equal to the full notional value of such instruments.

The Fund pays an investment management fee to Dreyfus based on a percentage of its Managed Assets. Managed Assets include the proceeds realized and managed from the Fund's use of leverage. Dreyfus and Alcentra will base their decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund's investment objectives. However, the fact that a decision to increase the Fund's leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Dreyfus' fee (and, indirectly, Alcentra's fee) means that Dreyfus and Alcentra will have a conflict of interest in determining whether to increase the Fund's use of leverage. Dreyfus and Alcentra will seek to manage that conflict by increasing the Fund's use of leverage only when it determines that such increase is consistent with the Fund's investment objectives, and by periodically reviewing the Fund's performance and use of leverage with the Fund's Board of Directors.

Investment Manager and Sub-Investment Adviser

The Dreyfus Corporation serves as the Fund's investment manager, and has engaged its affiliate, Alcentra NY, LLC ("Alcentra"), to serve as the Fund's sub-investment adviser.  Alcentra is responsible for the day-to-day management of the Fund's investments in accordance with the Fund's investment objectives and policies.  Certain personnel of Alcentra Limited ("Alcentra UK"), an affiliate of Dreyfus and Alcentra, will be treated as "associated persons" of Alcentra under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for purposes of providing investment advice, and will provide non-discretionary investment recommendations to Alcentra with respect to the Fund's assets pursuant to a participating affiliate agreement between Alcentra and Alcentra UK.

Founded in 1947, Dreyfus managed approximately $242 billion in approximately 160 mutual fund portfolios as of June 30, 2017. Dreyfus is the primary mutual fund business of The Bank of New York Mellon

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Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of June 30, 2017, BNY Mellon had $30.6 trillion in assets under custody and administration and $1.7 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.

The Fund has agreed to pay Dreyfus a monthly investment management fee computed at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets. See "Management of the Fund—Investment Manager."

Alcentra NY, LLC, the U.S.-based investment advisory business of BNY Alcentra Group Holdings, Inc. (the "Alcentra Group"), was created from the original acquisition of Imperial Credit Management, and grew through the acquisition of Hamilton Loan Asset Management, a leveraged loan asset manager, in July 2008 and BNY Mezzanine Partners, a specialist U.S. mezzanine loan manager. Alcentra UK is one of the largest European institutional below investment grade credit managers. Both Alcentra and Alcentra UK are subsidiaries of the Alcentra Group and BNY Mellon. As of June 30, 2017, the Alcentra Group's aggregate assets under management were approximately $32.5 billion.

Dreyfus has agreed to pay from its Management Fee paid by the Fund a monthly sub-advisory fee to Alcentra computed at the annual rate of 0.425% of the average daily value of the Fund's Managed Assets. See "Management of the Fund—Sub-Investment Adviser."

Dividends and Distributions	Commencing with the Fund's first dividend, the Fund intends to pay a regular monthly income dividend to Common Shareholders. The Fund's initial monthly distribution is expected to be declared approximately 30 to 45 days after the completion of this offering and paid approximately 45 to 60 days after the completion of this offering, depending on market conditions. The Fund reserves the right to change the frequency of its distributions. Until the Fund fully invests the proceeds of this offering in accordance with its investment objectives, policies and strategies, the Fund may earn interest income at a more modest rate. As a result, the Fund's distributions during this period may consist, in whole or in part, of a return of capital (i.e., a return to Common Shareholders of a portion of their original investment in the Fund). A return of capital is not taxable, but it reduces a Common Shareholder's basis in his or her Common Shares, thus reducing any loss or increasing any gain on a subsequent disposition by the Common Shareholder of such Common Shares.

For the purpose of pursuing its investment objective of returning at least the Original NAV, the Fund intends to retain a limited portion of its net investment income beginning with its initial distribution and continuing

17

until the final liquidating distribution. The Fund also may retain a portion of its short-term gains and all or a portion of its long-term gains. The extent to which the Fund retains income or gains, and the cumulative amount so retained, will depend on, among other things, prevailing market conditions, portfolio turnover and reinvestment and overall performance of the credit instruments held by the Fund. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund's net asset value on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the approximate seven-year term of the Fund. The timing and amounts of these reductions cannot be predicted.

While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund's distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund's distribution rate, the reduction of the Fund's monthly distribution rate because of the retention of income is expected to negatively impact the market price of the Common Shares. Any such negative effect on the market price of the Common Shares may not be offset even though the Fund's net asset value would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

The Fund will continue to distribute at least the percentage of its net investment income and any gains necessary to maintain its qualification for treatment as a regulated investment company for U.S. federal income tax purposes, which may require the Fund to retain less income and gains than it otherwise would as described above.

The Fund's retention of income, and possibly all or a portion of its gains, could result in the Fund paying U.S. federal excise tax. See "Certain Material U.S. Federal Income Tax Consequences." The payment of such tax would reduce amounts available for current distributions and/or the final liquidating distribution. See "Dividends and Distributions—Dividend Reinvestment Plan."

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Shares, will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. You may make an election at any time by contacting Computershare, Inc. (or, alternatively, by contacting your broker or dealer, who will inform the Fund). See "Dividends and Distributions—Dividend Reinvestment Plan."

Listing	[The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the ticker

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symbol "DCF."]

Selected Risk Considerations	An investment in the Fund's Common Shares involves various material risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under "Risks" before purchasing Common Shares in this offering. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve either of its investment objectives.

General Risks of Investing in the Fund

No Operating History. The Fund is a newly organized, closed-end management investment company that has a limited term. The Fund has no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

Risk of Market Price Discount From Net Asset Value. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Common Shareholders who sell their Common Shares within a relatively short period after completion of this public offering are likely to be exposed to this risk. The Fund's net asset value will be reduced following this offering by the sales load and the amount of offering costs paid by the Fund. See "Risks—General Risks of Investing in the Fund—Risk of Market Price Discount from Net Asset Value."

Management and Allocation Risk. The Fund's primary portfolio managers will make all determinations regarding allocations and reallocations of the Fund's Managed Assets to each Credit Strategy. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the Fund's primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. Any rebalancing of the Fund's portfolio, whether pursuant to a fixed percentage allocation or otherwise, may have an adverse effect on the performance of the Fund and may be subject to certain additional limits and constraints. There can be no assurance that the decisions of the Fund's primary portfolio managers with respect to the allocation and reallocation of the Fund's Managed Assets among the Credit Strategies, or that an investment within a particular Credit Strategy, will be successful. See "Risks—General Risks of Investing in the Fund—Management and Allocation Risk."

Seven-Year Term Risk. It is anticipated that the Fund will terminate on or before December 1, 2024, subject to certain extensions described herein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In addition, the Board of Directors may choose to terminate the Fund prior to the Termination Date upon written notice to all shareholders of the Fund.

As the Fund approaches its Termination Date, the portfolio composition

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of the Fund will change as more of the Fund's investments mature or are called or sold, which may cause the Fund's returns to decrease. The Fund may also shift its portfolio composition to securities Alcentra believes will provide adequate liquidity upon termination of the Fund, which may also cause the Fund's returns to decrease. In addition, rather than reinvesting the proceeds of its matured, called or sold credit investments, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund.

The Board of Directors may choose to terminate the Fund prior to the Termination Date, which would cause the Fund to miss any market appreciation that occurs after the Fund is terminated. Conversely, the Board of Directors may decide against early termination, after which decision, market conditions may deteriorate and the Fund may experience losses. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount of securities that will be required to be placed in a liquidating trust. See "Risks—General Risks of Investing in the Fund—Seven-Year Term Risk."

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other investments and assets owned by the Fund. The value of the Fund's portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks.

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including conditions affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These conditions are outside the control of Dreyfus and Alcentra and could adversely affect the liquidity and value of the Fund's investments, and may reduce the ability of the Fund to make attractive new investments. See "Risks—General Risks of Investing in the Fund—Investment and Market Risk."

Tax Risk. Certain of the Fund's investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having "market discount" and/or original issue discount ("OID") for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the Annual Distribution Test (see "Certain Material U.S. Federal Income Tax Consequences") applicable to regulated investment

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companies and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, Common Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. See "Risks—General Risks of Investing in the Fund—Tax Risk."

Principal Investment Risks

Risks of Investing in Credit Instruments. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics. Credit instruments are particularly susceptible to the following risks:

Issuer Risk. The market value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Credit Risk. Credit risk is the risk that one or more credit instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and certain of the Fund's investments will be subordinate to other debt in the issuer's capital structure. Because the Fund generally expects to invest a significant portion of its Managed Assets in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests primarily in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of investment grade instruments.

Interest Rate Risk. Prices of fixed rate credit instruments tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these instruments and, accordingly, the Fund's price per Common Share. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, the Fund may be subject to a greater risk of principal decline from rising interest rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade instruments, however, the prices of high yield instruments may fluctuate unpredictably and not necessarily inversely with changes in interest rates. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate

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instruments, the value of floating rate loans and other floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as prepayment or "call" risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed rate credit instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called credit instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Share price or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of an instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the costs associated with the Fund's use of leverage through Borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Below Investment Grade Instruments Risk. The Fund may invest all of its assets in below investment grade instruments. Below investment grade instruments are commonly referred to as "junk" or "high yield" instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Instruments rated C or lower by Moody's, CCC or lower by S&P or CC or lower by Fitch or comparably rated by another NRSRO or, if unrated, determined by Alcentra to be of comparable quality, are considered to have extremely poor prospects of ever attaining any real investment standing,

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to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the Fund, thereby reducing the value of your investment in the Common Shares. In addition, default, or the market's perception that an issuer is likely to default, may cause the Fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the Fund's rights. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Alcentra's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the Fund lose its entire investment, Common Shareholders may also lose their entire investments in the Fund.

To the extent the Fund invests in securities of distressed or defaulted issuers, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial

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or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such distressed securities may not be clear. See "Risks—Principal Investment Risks—Below Investment Grade Instruments Risk."

Senior Secured Loans Risk. The Senior Secured Loans in which the Fund will invest typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. See "Risks—Principal Investment Risks—Below Investment Grade Instruments Risk." Additionally, if a Borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Senior Secured Loans are subject to a number of risks described elsewhere in this prospectus, including, but not limited to, credit risk and liquidity risk.

Although the Senior Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Secured Loans to current or future indebtedness of the Borrower

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or take other action detrimental to lenders, including the Fund. Such court action could, under certain circumstances, include invalidation of the Senior Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of Dreyfus or Alcentra, do not represent fair value. If the Fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could obtain for the Senior Secured Loan may be adversely affected.

The Fund may acquire Senior Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Senior Secured Loan and with regard to any associated collateral.

The Fund also may invest in a Senior Secured Loan through participations. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

See "Risks—Principal Investment Risks—Senior Secured Loans Risk."

Subordinated Loans Risk. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There also is a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater

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credit risk exposure for the holders of such loans. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid. See "Risks—Principal Investment Risks—Subordinated Loans Risk."

Corporate Debt Risk. The market value of fixed rate Corporate Debt generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term fixed rate Corporate Debt is generally more sensitive to changes in interest rates than is the market value of shorter term Corporate Debt. The market value of Corporate Debt may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. There is a risk that the issuers of Corporate Debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument. See "Risks—Principal Investment Risks—Corporate Debt Risk."

Special Situations Investments Risk. Special Situations Investments are subject to many of the risks discussed elsewhere in this prospectus, including risks associated with investing in high yield instruments. From time to time, Alcentra may take control positions, sit on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of Special Situations Investments, in which case the Fund may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of Special Situations Investments. See "Risks—Principal Investment Risks—Special Situations Investments Risk."

Structured Credit Investments Risk. Holders of Structured Credit Investments bear risks associated with the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the Structured Credit Investment, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Although it is difficult to predict whether the prices of indices and securities underlying Structured Credit Investments will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. In addition, certain Structured Credit Investments may be thinly traded or have a limited trading market.

CLOs and other types of CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-backed securities are a form of derivative instrument. Payment of

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principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

See "Risks—Principal Investment Risks—Structured Credit Investments Risk."

Zero Coupon, Pay-In-Kind and Step-Up Securities Risk. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The interest payments deferred on a PIK security are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the instrument. In addition, the interest rates on PIK securities are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. See "Risks—Principal Investment Risks—Zero Coupon, Pay-In-Kind and Step-Up Securities Risk."

Foreign Investments Risk. The Fund intends to invest in securities of foreign issuers, including those companies located in Western and Northern Europe. Such investments involve certain risks not involved in U.S. investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries.

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. The ability of a foreign sovereign issuer to make timely payments on its debt obligations also will be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The risks of investing in foreign securities may be heightened to the

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extent the Fund invests in issuers located or doing business in emerging market countries. The securities of issuers located in emerging markets countries tend to be more volatile and less liquid than securities of issuers located in countries of more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

See "Risks—Principal Investment Risks—Foreign Investments Risk."

European Investments Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might abandon the euro, the common currency of the European Union (the "EU"), and/or withdraw from the EU, create additional risks for investing in Europe. In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. A process of negotiation will follow that will determine the future terms of the UK's relationship with the EU. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally. Depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar in anticipation of Brexit would adversely affect Fund investments denominated in British pound sterling and/or the euro that are not fully and effectively hedged, regardless of the performance of the investment.

The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could

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negatively affect the value and liquidity of the Fund's investments.

Foreign Currency Transactions Risk. As the Fund intends to invest in securities that trade in, and expects to receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of non-U.S. currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. While the Fund intends to hedge substantially all of its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks. Furthermore, the companies in which the Fund invests may be subject to risks relating to changes in currency rates, as described above. If a company in which the Fund invests suffers such adverse consequences as a result of such changes, the Fund may also be adversely affected as a result. See "Risks—Principal Investment Risks—Foreign Currency Transactions Risk."

Principal Risks of the Use of Derivatives. The Fund will be subject to additional risks with respect to its use of derivatives. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying assets or the Fund's other investments in the manner intended. Derivative instruments, such as OTC swap agreements, forward contracts and other OTC transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. Certain types of derivatives, including swap agreements, forward contracts and other OTC transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, counterparty risk, credit risk and pricing risk, and may involve commissions or other costs.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. The Fund may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) or an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the instrument, if any, while the

29

positions are open. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the SEC may require the Fund to alter, perhaps materially, its use of derivatives as described in this prospectus.

Options prices can diverge from the prices of their underlying instruments and may be affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

In addition, the use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alcentra is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Alcentra is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.

The Fund will be subject to risk with respect to the counterparties to its derivative and strategic transactions. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

For a more complete discussion of risks associated with the use of specific derivative instruments by the Fund, see "Risks—Principal Investment Risks—Principal Risks of the Use of Derivatives."

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other credit instruments in which the Fund may invest. Some credit instruments trade in an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of credit instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund

30

may be subject to the risk that when a credit instrument is sold in the market, the amount received by the Fund is less than the value that such credit instrument is carried at on the Fund's books.

In addition, certain of the Fund's investments will need to be fair valued by the Fund's Board of Directors in accordance with valuation procedures approved by the Fund. Those portfolio valuations may be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The Fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. See "Risks—Principal Investment Risks—Valuation Risk."

Liquidity Risk. In addition to the various other risks associated with investing in credit instruments, to the extent those instruments are determined to be illiquid or restricted securities, they may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. In either case, the Fund would bear market risks during that period. See "Risks—Principal Investment Risks—Liquidity Risk."

Leverage Risk. The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders. See "Use of Leverage."

The Fund's use of leverage could create special risks for Common Shareholders. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful.

Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the Fund's net asset value; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged; (iv) when the Fund uses leverage, the investment management fees payable to Dreyfus (and, indirectly, Alcentra) will be higher than if the Fund did not use leverage, and may provide a financial incentive to Dreyfus and Alcentra to increase the Fund's use of leverage and create an inherent conflict of interest; and

31

(v) leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

See "Use of Leverage—Leverage Risks" and "Risks—Principal Investment Risks—Leverage Risk."

Other Risks of Investing in the Fund. In addition to the principal risks described above, the Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Fund.

Equity Securities Risk. From time to time, the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer or other Special Situation Investment. Investments in equity securities incidental to investments in fixed-income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed-income instrument. To the extent the Fund invests in other equity securities, including convertible securities, warrants or depository receipts, the Fund will be subject to specific risks associated with those instruments. See "Risks—Other Investment Risks—Equity Securities Risk."

U.S. Government Debt Securities Risk. U.S. Government debt securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other fixed-income securities, the values of U.S. Government debt securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. See "Risks—Other Investment Risks—U.S. Government Debt Securities Risk."

Other Investment Companies Risk. Subject to applicable regulatory limitations, the Fund may acquire shares in other investment companies (including ETFs). ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's net asset value. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. As an investor in an investment

32

company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees, while continuing to pay its own management fees and other expenses. As a result, Common Shareholders will be absorbing duplicative levels of fees with respect to the Fund's investments in other investment companies. See "Risks—Other Investment Risks—Other Investment Companies Risk."

Potential Conflicts of Interest Risk. Dreyfus, Alcentra and their affiliates may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of Dreyfus, Alcentra and their affiliates in the loan obligations market may restrict the Fund's ability to acquire some loan obligations or affect the timing or price of such acquisitions. Dreyfus, Alcentra and their affiliates engage in a broad spectrum of financial services and asset management activities in which their interests or the interests of their clients may conflict with those of the fund. In addition, because of the financial services and asset management activities of Dreyfus, Alcentra and their affiliates, Dreyfus and Alcentra may not have access to material non-public information regarding the borrower to which other lenders have access.

Dreyfus, Alcentra and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. Dreyfus, Alcentra and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by them and their affiliates in a fair and equitable manner. The results of the Fund's investment activities, however, may differ from those of other accounts managed by Dreyfus, Alcentra and their affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the other accounts managed by Dreyfus, Alcentra or their affiliates achieve profits. See "Risks—Other Investment Risks—Potential Conflicts of Interest Risk."

Recent Market Events Risk. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and

33

risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have. See "Risks—Other Investment Risks—Recent Market Events Risk."

Regulation and Government Intervention Risk. The recent global financial crisis led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. In addition, the European Central Bank and other foreign government and supranational finance authorities have taken unprecedented actions to regulate or manipulate international financial markets. These governments, agencies and/or organizations may take additional actions that affect the regulation of the securities or derivatives in which the Fund invests, or the issuers of such securities or derivatives. Issuers of credit instruments held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation also may change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. See "Risks—Other Investment Risks—Regulation and Government Intervention Risk."

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, terrorist attacks in the United States, Europe and other regions, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia's annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these and similar events in the future on the U.S. and European economies and securities markets. The Fund may be adversely affected

34

by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. See "Risks—Other Investment Risks—Market Disruption and Geopolitical Risk."

Anti-Takeover Provisions. Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund's structure, including inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Charter and By-Laws."

Additional Risks. For additional risks relating to investments in the Fund, including "Lender Liability Risk," "Limitations on Transactions with Affiliates" and "Portfolio Turnover Risk," please see "Risks" beginning on page 55 of this prospectus.

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon serves as the Fund's custodian, and Computershare, Inc. serves as the Fund's transfer agent and dividend disbursing agent.  See "Custodian, Transfer Agent and Dividend Disbursing Agent."

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SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under "Other Expenses" and "Total Annual Fund Operating Expenses" are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 20,000,000 Common Shares. The table also assumes the Fund's use of leverage through Borrowings in an amount equal to 33-1/3% of the Fund's total assets (as determined immediately after such Borrowings), and shows Fund expenses as a percentage of net assets attributable to Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund's future expenses. Actual expenses may be greater or less than those shown.

Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	1.65%
Offering costs borne by the Fund's Common Shareholders	0.20%(1)(2)
Dividend reinvestment plan fees	$2.50(3)

As a Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses
Investment Management Fee	1.28%(5)
Interest Expense	1.40%(6)
Other Expenses	0.13%
Total Annual Fund Operating Expenses	2.81%

(1)	The Fund will pay its offering expenses (other than the sales load) up to an aggregate of $0.02 per Common Share sold in this offering. Dreyfus has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $0.02 per Common Share (0.20% of the offering price). Assuming the Fund issues 20,000,000 Common Shares in the offering at a total public offering price of $10.00 per Common Share, total offering expenses are estimated to be approximately $ (approximately $ per Common Share), of which the Fund would pay $400,000. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table, and will be borne indirectly by Common Shareholders and result in a reduction of the Fund's net asset value per Common Share.

(2)	Dreyfus (and not the Fund) has agreed to pay from its own assets (a) additional compensation of $0.025 per Common Share to the Underwriters in connection with the offering and, separately, (b) a structuring fee to and , and may pay certain other Underwriters a structuring fee, an incentive fee or other additional compensation in connection with the offering. Because these fees are paid by Dreyfus (and not the Fund), they are not reflected under "Sales load paid by you" or "Offering costs borne by the Fund's Common Shareholders" in the table above. In accordance with Financial Industry Regulatory Authority, Inc. rules, these upfront structuring fees are considered underwriting compensation to the recipients of such fees. See "Underwriting."

(3)	You will be charged a $2.50 service charge and pay a brokerage commission if you direct the Plan Agent (as defined herein) to sell your Common Shares held in a dividend reinvestment account. See "Dividends and Distributions—Dividend Reinvestment Plan."

(4)	The Fund anticipates initially using leverage through the use of Borrowings. The fee table below assumes in the calculation of the investment management fee that the Fund incurs leverage of 33-1/3% of its total assets. See "Use of Leverage." All costs and expenses related to any form of leverage used by the Fund will be borne entirely by Common Shareholders.

Stated as a percentage of net assets attributable to Common Shares assuming no Borrowings or other leverage, the Fund's estimated expenses would be as follows:

As a Percentage of Net Assets
Attributable to Common Shares
Annual Expenses	(assuming no leverage incurred)
Investment Management Fee	0.85%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.98%

(5)	The Fund has agreed to pay Dreyfus a monthly investment management fee computed at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets. The management fee rate of 0.85% represents 1.28% of the Fund's net assets attributable to Common

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Shareholders assuming the use of leverage by the Fund equal to 33-1/3% of its total assets.

(6)	"Interest Expense" relates to the Fund's expenses associated with the use of Borrowings and is based on the assumption that the Fund incurs leverage of 33-1/3% of its total assets.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund's Common Shares (including a sales load of $0.165 and estimated offering expenses of $0.02), assuming (i) the Fund issues 20,000,000 Common Shares in this offering, (ii) total annual Fund operating expenses of 2.81% of net assets attributable to the Fund's Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$46	$104	$164	$324

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table is accurate. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Assuming the Fund does not use any leverage, including through the use of Borrowings, the illustrated expenses in the example above would be $28, $49, $72 and $136 for years 1, 3, 5 and 10, respectively.

THE FUND

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. is a newly-organized, diversified, closed-end management investment company that has a limited term of approximately seven years. The Fund was organized as a Maryland corporation on December 11, 2014, and is registered as an investment company under the 1940 Act. The Fund has claimed an exclusion from the term "commodity pool operator" ("CPO") under the Commodity Exchange Act. The Fund has no operating history. The Fund's principal office is located at 200 Park Avenue, New York, New York 10166, and its telephone number is                   .

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $      (or approximately $      assuming the Underwriters exercise the over-allotment option in full) after payment of offering costs estimated to be approximately $      (or approximately $      assuming the Underwriters exercise the over-allotment option in full) and the deduction of the sales load. Dreyfus has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $      per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds from this offering in accordance with its investment objectives and policies within two to four months after the completion of this offering. Pending such investment, the Fund may invest up to 100% of its Managed Assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities, which have returns substantially lower than those the Fund anticipates earning once it has fully invested the proceeds of the offering in accordance with its investment objectives. Accordingly, during this period, the Fund may not achieve its investment objectives. See "Investment Objectives and Policies."

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund's investment objectives are to seek high current income and to return at least the Fund's Original NAV to holders of record of Common Shares on or about the Termination Date. The objective to return at least

37

the Fund's Original NAV is not an express or implied guarantee obligation of the Fund, Dreyfus, Alcentra or any other entity, and an investor may receive less than the Original NAV upon termination of the Fund.

The Fund will attempt to strike a balance between its investment objectives, seeking to provide as high a level of current income as is consistent with the Fund's Credit Strategies (as defined herein), the declining average maturity of its portfolio and its objective of returning at least the Original NAV on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund's investment strategies will be successful.

The Fund is not intended as a complete investment program. There is no assurance the Fund will achieve either of its investment objectives. The Fund's investment objectives are fundamental and may not be changed without prior approval of the Fund's shareholders.

Principal Investment Strategies and Investment Policies

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined on page 2 of this prospectus) in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. To the extent that the Fund invests in derivative instruments with economic characteristics similar to those credit instruments, the value of such investments will be included for purposes of the Fund's 80% investment policy.

The Fund may invest in credit instruments of any credit quality, including credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Alcentra. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an obligor's capacity to pay interest and repay principal and are more susceptible to default or decline in market value due to adverse economic and business developments than higher quality instruments. The Fund may invest in credit instruments that, at the time of investment, are distressed or defaulted, or illiquid, unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or subject to contractual restrictions on their resale. The Fund also may invest in investment grade credit instruments. The Fund will not invest, either directly, indirectly or through derivatives, in contingent capital securities (sometimes referred to as "cocos").

The Fund may invest in credit instruments of any maturity or duration, except that the Fund will not invest in credit instruments (other than floating rate Senior Secured Loans or investments in the Structured Credit Strategy backed by such Senior Secured Loans) with an expected maturity date extending beyond June 1, 2025. "Expected maturity" means the time of expected return of the majority of the instrument's principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. The expected maturity of some credit instruments may be the same as the stated maturity. Certain credit instruments may have mandatory call features, prepayment features or features obligating the issuer or another party to repurchase or redeem the instrument at dates that are earlier than the instruments' respective stated maturity dates. For these credit instruments, expected maturity is likely to be earlier than the stated maturity.

The Fund currently intends to focus its investments in credit instruments of U.S. and European companies, although as a global fund, the Fund may invest in companies located anywhere in the world. Under normal circumstances, the Fund will invest in at least three countries, which may include the United States. The Fund's investments in European companies are generally anticipated to be in companies in Northern and Western European countries, including the United Kingdom, Ireland, France, Germany, Austria and Switzerland, as well as the Benelux countries (Belgium, the Netherlands and Luxembourg) and the Scandinavian countries (Sweden, Denmark, Norway and Finland). Other European countries in which the Fund may seek to invest include, but are not limited, to Spain, Italy, Greece and Portugal. The Fund also may invest in other developed countries, including Canada. The Fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country outside the United States. Moreover, the Fund will not invest more than 25% of its Managed Assets in companies located in

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emerging market countries. The Fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar (i.e., up to 100% of its Managed Assets in the event the Fund holds no U.S. dollar-denominated investments).

Although not a principal investment strategy, the Fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: (i) equity securities of issuers that are related to the Fund's investments in credit instruments, such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock); (ii) U.S. and foreign government securities; and (iii) short-term fixed income securities and money market instruments.

As a diversified investment company, the Fund generally does not intend to invest, at the time of purchase, more than 5% of its Managed Assets in any one issuer (except securities issued by the U.S. Government and its agencies and instrumentalities). In addition, the Fund will not invest more than 25% of its Managed Assets of issuers in any one particular industry.

The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its use of derivatives will consist principally of options, total return swaps, credit default swaps and foreign currency forward and futures contracts. The Fund will not invest more than 20% of its Managed Assets in derivatives, except that such limitation will not apply to derivatives used as part of a hedging strategy. The Fund's use of derivatives will be limited by the 1940 Act. See "Investment Objectives and Policies—Principal Portfolio Investments—Use of Derivatives."

The Fund may employ leverage to enhance its potential for achieving its investment objectives. The Fund currently intends to utilize leverage up to the limits imposed by the 1940 Act (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of total assets, including the proceeds from Borrowings) principally through Borrowings from certain financial institutions.

In seeking to return at least the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining capital gains and limiting the longest expected maturity of any holding, other than floating rate Senior Secured Loans or investments in the Structured Credit Strategy backed by such Senior Secured Loans, to no later than June 1, 2025. The average maturity of the Fund's holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce returns and net income amounts available for distribution to Common Shareholders. During any wind-down period, the Fund's portfolio composition will depend on then-current market conditions and the availability of the types of securities in which the Fund may invest. Accordingly, the Fund's portfolio composition during that period cannot currently be estimated, nor can the Fund precisely predict how its portfolio composition may change as the Fund's Termination Date approaches. There can be no assurance that the Fund's strategies will be successful.

During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being initially invested or during the wind-down period of the Fund, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Credit Strategies

Alcentra intends to construct the Fund's investment portfolio by allocating the Fund's assets to credit instruments and related investments in the following Credit Strategies: (i) Senior Secured Loans and Other Loans; (ii) Corporate Debt; (iii) Special Situations; and (iv) Structured Credit. Alcentra has considerable latitude in allocating the Fund's Managed Assets and the composition of the Fund's investment portfolio will vary over time,

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based on the allocation to the Credit Strategies and the Fund's exposure to different types of credit instruments. Under normal market conditions, Alcentra generally expects to allocate the Fund's Managed Assets as follows:

•	at least 25% in the Senior Secured Loans and Other Loans Strategy;

•	at least 25% in the Corporate Debt Strategy;

•	no more than 15% in the Special Situations Strategy; and

•	no more than 30% in both the Special Situations Strategy and the Structured Credit Strategy.

Allocations among the Credit Strategies will vary over time, perhaps significantly, and the Fund may not be invested in all of the Credit Strategies at all times and may maintain zero exposure to a particular Credit Strategy or type of credit instrument.

The Fund's primary portfolio managers will make all determinations regarding allocations and reallocations of the Fund's Managed Assets to each Credit Strategy. The Fund's primary portfolio managers will set target allocations for each Credit Strategy, which may be modified at any time. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the Fund's primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. At least quarterly, the Fund's primary portfolio managers will review the percentage allocations to each Credit Strategy and rebalance the Fund's portfolio and/or modify the target allocations as they deem necessary or appropriate in light of economic and market conditions, available investment opportunities and the relative returns and risks then represented by each type of security.

Senior Secured Loans and Other Loans Strategy. The Senior Secured Loans and Other Loans Strategy seeks to generate high current income by investing in the secured debt of borrowers in the higher credit quality categories of the below investment grade corporate debt market. As part of this strategy, the Fund may invest in Senior Secured Loans, which typically are syndicated. Senior Secured Loans are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. The Fund also may purchase participations and assignments in, and commitments to purchase, Senior Secured Loans. Investments in Senior Secured Loans may provide more favorable exposure to the below investment grade corporate debt market due to their senior position in an issuer's capital structure, which promotes lower price volatility and higher recoveries in the event of default. Senior Secured Loans also may provide additional protection through financial covenants and access to private management accounting information from the borrower. There also is a more established market for syndicated Senior Secured Loans, which, under normal market conditions, may facilitate a more liquid trading environment.

As part of this Credit Strategy, the Fund also may invest in second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans. Subordinated Loans sit below the senior secured debt in a company's capital structure, but have priority over the company's bonds and equity securities. The Fund, from time to time, also may seek to participate in the upside gain of a business through the exercise of warrants or other equity securities acquired in connection with its investment in a Subordinated Loan.

Corporate Debt Strategy. The Corporate Debt Strategy seeks to generate high current income by capturing the higher yields offered by below investment grade corporate credit instruments while managing the Fund's exposure to interest rate movements. Alcentra expects that most of the Corporate Debt the Fund will invest in will be rated below investment grade. The fixed rate Corporate Debt in which the Fund invests typically will be unsecured, while the floating rate Corporate Debt in which the Fund invests typically will be secured.

Special Situations Strategy. The Special Situations Strategy seeks to generate attractive total return driven by income and capital appreciation by investing in specialized credit opportunities in the below investment grade debt markets, on both a long-term and short-term basis. As part of this strategy, the Fund may invest in Special Situations Investments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and

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other special situations. Alcentra will focus the Fund's Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary and fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. Alcentra expects to seek opportunistic investment opportunities where it believes that the return potential exceeds the downside risk. Consequently, the Fund's Special Situations Investments will focus on loans and other secured credit instruments over equity securities, as those credit instruments provide a claim on an issuer's assets. As part of this strategy, however, the Fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments.

Structured Credit Strategy. The Structured Credit Strategy seeks to generate income with the potential for capital appreciation by investing predominately in the mezzanine (i.e., rated below the senior tranches but above the most junior tranches) tranches and most junior tranches of CLOs backed by Senior Secured Loans. When analyzing the value and suitability of CLO tranches, Alcentra assesses collateral composition, subordination levels and cash flow levels. The underlying portfolio is reviewed by Alcentra, which looks at, among other things: downgrade and default risk for individual credits; recovery rate expectations and the amount of second lien and mezzanine exposure in the portfolio; and the pricing on the underlying portfolio.

In addition to investing in CLOs and other collateralized debt obligations backed by Senior Secured Loans, as part of the Structured Credit Strategy, the Fund also may invest in structured notes and credit-linked notes that provide exposure to Senior Secured Loans, as well as asset-backed securities, including mortgage-backed securities. Alcentra believes attractive returns in Structured Credit Investments can be achieved through a combination of current income and price appreciation due to the discounted valuations of many of these investments.

Investment Process

Alcentra is one of the largest institutional investors in the leveraged loan market and maintains longstanding relationships with lead arranging banks, secondary trading houses and deal sponsors. Alcentra's investment philosophy is driven by credit fundamentals and its credit investment process is highly geared towards due diligence, all of which is performed internally and not by third party researchers. New investment opportunities (whether primary or secondary) are subjected to a disciplined investment and credit approval process. Each relationship is allocated to a specific member of Alcentra's credit team who is responsible for sourcing new investment opportunities. Through this process, Alcentra seeks to ensure that it has access to the widest possible universe of potential investment opportunities. Potential opportunities are subjected to a sophisticated combination of in-depth fundamental and technical analysis.

Alcentra will seek to achieve the Fund's investment objectives through a disciplined approach to its credit investment selection and evaluation processes. When identifying prospective investment opportunities in credit instruments, Alcentra intends to focus primarily on companies and instruments, depending on the Credit Strategy, possessing the following attributes:

Experienced management. Alcentra intends to concentrate on investments where the management team of the company is well experienced and has a proven track record of success over a number of years within the field in which the target company operates.

Companies with strong positive cash flow in stable sectors. Alcentra will focus on companies whose businesses generate strong positive cash flow and where such cash flow is not predominantly used to fund capital expenditures. Alcentra typically will seek to avoid investing in companies and sectors where there are high fixed costs and low profit margins, or where there is persistent volatility in the industry. Alcentra does not intend to invest in start-up companies or companies where repayment of any borrowings is primarily reliant on high levels of growth that may not materialize.

Strong sponsor support. Alcentra will seek to invest in companies with strong support from reputable and well-resourced sponsors known to Alcentra through its market experience and relationships and backed up by referencing and research. Alcentra will look for such sponsors whose interests are aligned with those of the Fund and the management teams in terms of their incentives and dividend pay-outs, so that such sponsors typically have significant capital at risk in the investment.

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Alcentra will seek to mitigate the risks associated with investing in below investment grade instruments by careful selection of Borrowers and issuers across a broad range of industries and of Borrowers or issuers of varying characteristics and return profiles, as well as active management of such investments in light of current economic developments and trends. Additionally, Alcentra has established procedures for the regular and periodic monitoring of credit risk with a goal toward the early identification and sale of potential credit problems. This monitoring process includes, but is not be limited to, the Borrower's or issuer's financial resources and operating history, comparison of current operating results with the initial investment thesis and Alcentra's initial expectations for the performance of the issuer and/or obligor for each investment held by the Fund, the Borrower's or issuer's sensitivity to economic conditions, the ability of the Borrower's or issuer's management, the Borrower's or issuer's debt maturities and borrowing requirements, the Borrower's or issuer's interest and asset coverage, and relative value based on anticipated cash flow. Alcentra's personnel are experienced in corporate reorganizations, work-outs and restructurings with the goal of maximizing recovery in the event of bankruptcy or serious financial failings or default of a credit investment held by the Fund.

Alcentra maintains a disciplined approach to investment performance monitoring from both a fundamental as well as a relative value perspective which may result in decisions to sell investments. From a fundamental perspective, an investment may be sold at a loss if the investment does not meet original performance expectations or if the investment thesis no longer applies because of changes in the underlying fundamentals of the business or industry. Investments also may be sold if a price target is achieved or if credit deterioration occurs. From a relative value perspective, Alcentra may decide to sell an investment if it believes there are better risk/reward opportunities available or there is a risk of default or loss of principal.

Principal Portfolio Investments

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about its portfolio investments are contained in the SAI.

Below Investment Grade Instruments

The Fund may invest in credit instruments that, at the time of investment, are rated below investment grade by one or more of the NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Alcentra. Moody's considers securities rated Ba1 or lower to be below investment grade. S&P and Fitch consider securities rated BB+ or lower to be below investment grade. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal. While such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions. The descriptions of the investment rating categories by Moody's, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A to the SAI.

The prices of fixed rate credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, fixed rate below investment grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity.

Although Alcentra considers credit ratings in selecting investments for the Fund, Alcentra bases its investment decision for a particular instrument primarily on its own credit analysis and not on the instrument's credit rating. Alcentra will consider, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

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Because of the greater number of investment considerations involved in investing in high yield instruments, the ability of the Fund to meet its investment objectives depends more on Alcentra's judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While Alcentra will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that such a strategy would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Stressed, Distressed and Defaulted Instruments. As part of its investments in credit instruments, primarily as part of the Special Situations Strategy, the Fund may invest in credit instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) by an NRSRO or, if unrated, determined to be of comparable quality by Alcentra. Such instruments are subject to very high credit risk. The Fund will limits its investments in credit instruments rated in those rating categories to no more than 15% of its Managed Assets.

The Fund also may invest in issuers that are in default at the time of purchase, including investments in debtor-in-possession or super senior financings, which are financings that take priority or are considered senior to all other debt, equity or other outstanding securities of an issuer, and also may end up holding such an instrument as a result of the default by an issuer of an existing credit instrument. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.

Investment Grade Debt Securities

The Fund may invest in credit instruments that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs that rate such securities, or, if unrated, determined to be of comparable quality by Alcentra.

Senior Secured Loans

As part of the Senior Secured Loans and Other Loans Strategy, the Fund generally will purchase Senior Secured Loans in primary and secondary offerings. Senior Secured Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Secured Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Secured Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Secured Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR fluctuates and when LIBOR is at lower levels, total yield on a Senior Secured Loan usually will be lower, and when LIBOR is at higher levels, total yield on a Senior Secured Loan usually will be higher. However, many of the Senior Secured Loans that the Fund will invest in will have LIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR in calculating the yield on the Senior Secured Loan will not be less than an agreed upon amount. Investments with LIBOR floors are still considered floating rate investments. Investments in Senior Secured Loans, as well as certain other credit instruments, effectively should enable the Fund to achieve a floating rate of income.

Senior Secured Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Secured Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. The collateral securing a Senior Secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Secured Loans

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are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Secured Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Secured Loans including, in certain circumstances, invalidating such Senior Secured Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Secured Loans may not be rated by an NRSRO. In evaluating the creditworthiness of Borrowers, Alcentra will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by an NRSRO, all of the Senior Secured Loans in which the Fund may invest may be assigned below investment grade ratings by such NRSROs. In the event Senior Secured Loans are not rated, they are likely to be the equivalent of below investment grade quality. Alcentra does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Senior Secured Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable public information about most Senior Secured Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Securities Exchange Act of 1934, as amended. No active trading market may exist for some Senior Secured Loans, and some Senior Secured Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value.

The floating or variable rate feature of Senior Secured Loans is a significant difference from typical fixed income investments, which carry significant interest rate risk. To the extent the Fund invests a greater percentage of its Managed Assets in floating rate instruments, the Fund can be expected to have less interest rate-related fluctuations in its net asset value per share than investment companies that invest a greater percentage of their assets in fixed rate instruments (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected normally to decline. Although the income available to the Fund will vary, Alcentra expects that fluctuations in net asset value of the Fund resulting from changes in market interest rates may be reduced to the extent the Fund acquires interests in floating rate Senior Secured Loans. However, because floating or variable rates on Senior Secured Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Secured Loans and other debt obligations, impairing the Fund's net asset value.

Direct Assignments. The Fund may purchase Senior Secured Loans on a direct assignment basis. If the Fund purchases a Senior Secured Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Secured Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such Senior Secured Loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. The Fund may purchase participations in Senior Secured Loans. The participation by the Fund in a lender's portion of a Senior Secured Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.

The Fund may use an independent pricing service or prices provided by dealers to value certain Senior Secured Loans and other credit instruments at their market value. The Fund will use the fair value method to value those Senior Secured Loans and other credit instruments for which market quotations are not readily available or are

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deemed unreliable. An instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. See "Risks—Principal Investment Risks—Valuation Risk" and "Determination of Net Asset Value."

Subordinated Loans

The Fund may invest in Subordinated Loans, which generally have the same characteristics as Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Accordingly, the risks associated with Subordinated Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Subordinated Loans, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Issuer risk is more pronounced for any unsecured Subordinated Loans held by the Fund, since the Fund will not have recourse to recoup its investment against collateral securing the loan. Subordinated Loans, like Senior Secured Loans, typically have adjustable floating rate interest payments.

Corporate Debt

The Fund may invest in a wide variety of Corporate Debt of varying maturities issued by U.S. and foreign corporations and other business entities. Alcentra expects that most of the Corporate Debt the Fund will invest in will be rated below investment grade. Corporate Debt generally is used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Holders of Corporate Debt, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer's capital structure.

Corporate Debt comes in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in Corporate Debt may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities. The investment return of Corporate Debt reflects interest on the security and changes in the market value of the security. The fixed rate Corporate Debt in which the Fund invests typically will be unsecured, while the floating rate Corporate Debt in which the Fund invests typically will be secured. The market value of fixed rate Corporate Debt will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term fixed rate Corporate Debt normally fluctuates more in response to changes in interest rates than does the value of shorter-term fixed rate Corporate Debt. The market value of Corporate Debt may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate Debt usually yields more than government or agency bonds due to the presence of credit risk.

Special Situations Investments

The Fund may invest in Senior Secured Loans, Subordinated Loans and other credit instruments of companies that are engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations, and other special situations. Alcentra will focus the Fund's Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary and fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. Special Situations Investments generally will be considered to be "illiquid securities." In addition, the Fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments.

The Fund may purchase and retain Senior Secured Loans where a Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for

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enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Secured Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Secured Loan.

Structured Credit Investments

The Fund's investments in Structured Credit Investments may include collateralized bond, loan and other debt obligations, structured notes and credit-linked notes, as well as investments in asset-backed securities, including asset-backed loans and mortgage-backed securities.

Collateralized Debt Obligations. CDOs are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Multiple tranches of securities are issued by the CDO, offering investors various maturity, yield and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

The Fund expects to focus its CDO investments in CLOs. While the assets underlying CLOs are often Senior Secured Loans, the assets may also include (i) Subordinated Loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Secured Loans. The loan collateral may be rated below investment grade or the unrated equivalent. Senior tranches typically have higher ratings and lower yields than the CLO's underlying securities and subordinated tranches, and may be rated investment grade. The Fund intends to invest in both the more senior debt tranches of CLOs as well as the mezzanine and subordinated/equity tranches. The Fund's allocation of its investments in CLOs among their senior, mezzanine and subordinated/equity tranches will vary depending on market and economic conditions, although the Fund generally will limit its investments in subordinated/equity tranches to no more than 10% of its Managed Assets.

A key feature of the CLO structure is the prioritization of the cash flows from a pool of collateral among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to a measure of diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Structured Notes and Credit-Linked Notes. The Fund also may invest in "structured" notes and other related instruments that provide exposure to Senior Secured Loans. These instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting the performance of the bond market. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.

In addition, the Fund may invest in credit-linked notes that provide exposure to Senior Secured Loans. A credit-linked note is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of a reference entity. Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference entity and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.

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Asset-Backed Securities. The Fund also may purchase asset-backed securities, which are securities issued by SPVs whose primary assets are expected to consist of a pool of loans, mortgages or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Zero Coupon, Pay-In-Kind and Step-Up Securities

Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind (or "PIK") securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

Foreign Investments

The Fund currently intends to focus its investments in credit instruments of U.S. and European companies, although as a global fund, the Fund may invest in companies located anywhere in the world. Under normal circumstances, the Fund will invest in at least three countries, which may include the United States. The Fund will not invest more than 25% of its Managed Assets in companies located in emerging market countries. Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States (including those that are located in the United States or organized under U.S. law). They may be traded on foreign securities exchanges or in the foreign OTC markets. Securities of foreign issuers also may be purchased in the form of depositary receipts and may not necessarily be denominated in the same currency as the securities into which they may be converted.

Foreign Currency Transactions

Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. The Fund expects that, under normal conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar (i.e., up to 100% of its Managed Assets in the event the Fund holds no U.S. dollar-denominated investments). The Fund also may enter into foreign currency transactions to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell. For example, the Fund may transact in foreign currencies, may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Use of Derivatives

The Fund may, but is not required to, use a variety of derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency

47

risk, or as part of a hedging strategy. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indices. Although the Fund reserves the flexibility to use various derivative instruments as Alcentra deems advisable, it anticipates that its derivative instrument investments in its first year of operations will consist principally of options, total return swaps, credit default swaps and foreign currency forward and futures contracts. The Fund's use of derivative instruments involves risks different from the risks associated with investment directly in securities and other more traditional investments. See "Risks—Principal Investment Risks—Principal Risks of the Use of Derivatives." To the extent that the Fund invests in derivative or other instruments with economic characteristics similar to the Fund's investments in credit instruments, the value of such investments will be included for purposes of the Fund's 80% investment policy. Alcentra may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivative instruments may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivative instruments generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative instrument bears the risk that the counterparty will default. Accordingly, Alcentra will consider the creditworthiness of counterparties to OTC derivative instruments in the same manner as it would review the credit quality of a security to be purchased by the Fund. In addition, mandatory margin requirements have been imposed on OTC derivative instruments, which will add to the costs of such transactions.

Options. The Fund may enter into call and put options to the extent that the Fund may invest in such securities or instruments (or securities underlying an index, in the case of options on securities indices). Call and put options on specific instruments (or groups or "baskets" of specific instruments) convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Total Return Swaps. The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying debt securities. If the other party to a total return swap defaults, the Fund's risk of loss consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund typically would have to post collateral to cover this potential obligation. The Fund may use total return swaps for financing or investment purposes.

Credit Default Swaps. The Fund may enter into credit default swaps. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to sell protection under the swap and be "long" on a third party's credit risk and the other party (the "buyer") to purchase protection under the swap and be "short" on the credit risk. Typically, the buyer agrees to make regular fixed payments to the seller with the same frequency as the underlying reference instrument. In exchange, the buyer typically has the right upon a credit event on the underlying instrument to deliver the instrument to the seller in exchange for the instrument's par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes are preferable to actually purchasing the security. An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. The Fund currently intends to only purchase credit default swaps. As a protection "buyer" in a credit default swap, the Fund may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an

48

equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Foreign Currency Forwards and Futures Contracts. The Fund expects that, under normal conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar. The Fund also may enter into foreign currency transactions to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell.

A forward or futures foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward and futures foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase.

A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies. When the Fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open. If such segregated assets represent a large portion of the Fund's portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the Fund to reduce the amount of segregated assets in order to repurchase Common Shares or meet other obligations. In addition, future rules and regulations of the SEC may impact the Fund's operations as described in this prospectus.

For a description of other derivatives the Fund may invest in, including options on futures as well as certain other currency and interest rate instruments such as currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps, see "Investments, Investment Techniques and Risks—Principal Portfolio Investments—Derivatives and Other Strategic Transactions" in the SAI.

Illiquid and Restricted Investments

The Fund may invest without limit in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Illiquid

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securities include, but are not limited to, restricted securities (described below), securities that may be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund's Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities because of the Fund's inability to sell such securities.

The Fund may invest without limit in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of illiquidity in the Fund's portfolio.

Other Portfolio Investments

In addition to the principal investments described above, the Fund may invest in the following instruments, which are not anticipated to be principal investments of the Fund.

Equity Securities

The Fund generally expects to invest in or hold equity securities incident to the purchase or ownership of a credit instrument or in connection with a reorganization of an issuer or as a result of a Special Situation Investment. These investments could arise when a Borrower or issuer defaults or enters reorganization proceedings and such Borrower or issuer offers and the Fund agrees to accept equity securities in lieu of cash repayment of the principal and any outstanding interest on the fixed income security. The Fund, from time to time, also may seek to participate in the upside gain of a business through the exercise of warrants or other equity securities acquired in connection with its investment in a Subordinated Loan.

Common Stock. Common stock represents shares of a corporation or other entity that entitle the holder to a share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. After other claims are satisfied, common stockholders and other common equity owners participate in the company's profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to provide potential growth. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after loans and other debt instruments and before common stocks in its claim on income for dividend payments and on assets should the corporation be liquidated or declare bankruptcy. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt instruments, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Certain classes of preferred stock are convertible,

50

meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Convertible Securities. Convertible securities include preferred stocks or other securities (including debt obligations) that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and debt securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities. The Fund will not invest, either directly, indirectly or through derivatives, in contingent convertible securities (sometimes referred to as "cocos") or synthetic convertible securities. For the purposes of this investment limitation (i) the term "contingent convertible securities" refers solely to convertible securities that convert upon the occurrence of an external trigger event, such as the failure of the issuer to satisfy certain capitalization criteria, and does not refer to convertible securities that are generally convertible at the option of the security holder, and (ii) the term "synthetic convertible securities" refers to packages of securities that include derivatives and are designed to replicate the economic features of convertible securities.

Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a debt security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Warrants and Rights. Warrants and other stock purchase rights give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Rights are similar to warrants but typically have shorter durations and are offered to current shareholders of the issuer. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. The Fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Credit instruments with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. The Fund's net asset value is not guaranteed.

Other Investment Companies

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC. Although the Fund reserves the flexibility to invest in other investment companies as Alcentra

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deems advisable, the Fund currently anticipates that it would invest in other investment companies (primarily ETFs) during the period during which the net proceeds of the offering of Common Shares are being invested or during the wind-down period of the Fund. These securities include shares of other closed-end funds and open-end funds (including ETFs) that invest primarily in debt securities, or related instruments, of the types in which the Fund may invest directly. ETFs are registered investment companies that generally aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."

Short-Term Fixed-Income Securities and Money Market Instruments; Temporary Defensive Position

During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being initially invested or during the wind-down period of the Fund, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities. Accordingly, during such periods, the Fund may not achieve its investment objectives. The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Repurchase and Reverse Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

The Fund may utilize reverse repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitation on the use of Borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Portfolio Turnover

It is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. However, active and frequent trading may arise when Alcentra deems it in the Fund's best interest to redirect its investment focus from one type of credit instrument or Credit Strategy to another.

USE OF LEVERAGE

The Fund may employ leverage to enhance its potential for achieving its investment objectives. The Fund currently intends to utilize leverage principally through Borrowings from certain financial institutions in an amount up to the limits imposed by the 1940 Act (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of total assets, including the proceeds from Borrowings). Borrowings will

52

have seniority over the Common Shares and Common Shareholders will bear the costs associated with any Borrowings. Any Borrowings will leverage your investment in Common Shares. The Board of Directors of the Fund may authorize the use of leverage through Borrowings without the approval of the Common Shareholders.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the Borrowing the value of the Fund's assets less liabilities other than the Borrowings is at least 300% of the principal amount of such Borrowing (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of total assets, including the proceeds from Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the Borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

The Fund currently is negotiating with certain financial institutions to arrange a credit facility (the "Credit Facility") pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33-1/3% of the Fund's total assets less any amounts of existing leverage. The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of distributions to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the Borrowings.

The Fund expects that the Credit Facility will contain customary covenants relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject to under the Credit Facility include affirmative covenants, negative covenants, financial covenants and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental investment policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or higher-grade instruments as a reserve against interest or principal payments and expenses. The Fund's custodian will retain all assets that are pledged. There can be no assurance that the Fund will enter into an agreement for the Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, including higher costs of borrowing. The Fund also may not be able to renew the Credit Facility or replace the Credit Facility with one or more other credit facilities and may elect to issue Preferred Shares or debt securities. In the event of such issuance, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that any of these covenants or guidelines will impede Dreyfus or Alcentra from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

The Fund also may borrow money to finance the repurchase of Common Shares or as a temporary measure for extraordinary or emergency purposes, to the extent permitted under the 1940 Act, including the payment of dividends and the settlement of securities transactions which otherwise might require detrimental dispositions of its portfolio securities.

The Fund may use leverage through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund's Managed Assets immediately after such issuance, although the Fund has no current intention to issue Preferred Shares. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund's assets is at least 200% of the liquidation value of the outstanding preferred

53

shares (i.e., such liquidation preference may not exceed 50% of the Fund's assets less liabilities other than Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues Preferred Shares, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See "Description of Shares—Preferred Shares." The Fund does not currently intend to issue Preferred Shares. As noted above, however, in the event the Fund is not able to renew the Credit Facility or enter into one or more other credit facilities, on terms determined by Dreyfus and Alcentra to be reasonable, the Fund may elect to issue Preferred Shares.

As a non-fundamental policy, under normal circumstances, the aggregate liquidation preference of Preferred Shares, if any, and the principal amount of Borrowings and other sources of leverage to the extent they are senior securities under the 1940 Act (including effective leverage that is not covered through asset segregation or offsetting transactions or positions) may not exceed 38% of the Fund's Managed Assets (including the assets attributable to such instruments) at the time of incurrence. Effective leverage obtained through portfolio transactions will be treated as the issuance of debt securities and will be subject to the 33-1/3% limitation on Borrowings under the 1940 Act.

The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes. See "Risks—Principal Investment Risks—Leverage Risk." The Fund's leverage strategy may not work as planned or achieve its goals.

Effects of Leverage

Assuming that the leverage obtained from the use of Borrowings will represent approximately 33-1/3% of the Fund's total assets and the interest expense with respect to Borrowings is 1.40%, the additional income that the Fund must earn (net of estimated expenses) in order to cover such expense is 1.83%. These numbers are merely estimates used for illustration. Actual interest expense associated with the Fund's use of Borrowings will vary and may be significantly higher or lower than the rate estimated above.

The following table is designed to illustrate the effect of the Fund's anticipated use of leverage on Common Share total return. The assumed portfolio total returns and Common Share total returns are hypothetical and actual returns may be greater or less than those appearing in the table. The table assumes investment portfolio total returns (comprised of income and changes in the value of the investments held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. See "—Leverage Risks."

Assumed Portfolio Total Return	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(16.83)%	(9.33)%	(1.83)%	5.67%	13.17%

Common Share total return is composed of two elements: the Common Share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying expenses, including interest expense associated with Borrowings) and changes in the value of the investments that the Fund owns. The table depicts three cases in which the Fund suffers capital losses and two in which it enjoys capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

Leverage Risks

Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the

54

Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of such leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of such leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to prepay any Borrowings (or redeem Preferred Shares, if any) the Fund may need to liquidate investments to fund such prepayments (or redemptions). Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

RISKS

An investment in the Fund involves special risk considerations, which are described below. The Fund is designed as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the Fund's Common Shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

General Risks of Investing in the Fund

No Operating History

The Fund is a newly organized, closed-end management investment company that has a limited term. The Fund has no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Common Shareholders who sell their Common Shares within a relatively short period after completion of this public offering are likely to be exposed to this risk. The Fund's net asset value will be reduced following this offering by the sales load and the amount of offering costs paid by the Fund.

Whether Common Shareholders will realize a gain or loss upon the sale of the Common Shares will depend upon whether the market value of those Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs, for the Common Shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the Common Shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for such Common Shares.

Management and Allocation Risk

The Fund's primary portfolio managers will make all determinations regarding allocations and reallocations of the Fund's Managed Assets to each Credit Strategy. The percentage allocations among Credit Strategies may,

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from time to time, be out of balance with the target allocations set by the Fund's primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. Any rebalancing of the Fund's portfolio, whether pursuant to a fixed percentage allocation or otherwise, may have an adverse effect on the performance of the Fund and may be subject to certain additional limits and constraints. There can be no assurance that the decisions of the Fund's primary portfolio managers with respect to the allocation and reallocation of the Fund's Managed Assets among the Credit Strategies, or that an investment within a particular Credit Strategy, will be successful.

Seven-Year Term Risk

It is anticipated that the Fund will terminate on or before December 1, 2024, subject to certain extensions described herein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. During any wind-down period, the Fund may deviate from its 80% investment policy and its Credit Strategy allocations and may not achieve its investment objectives. In addition, the Board of Directors may choose to terminate the Fund prior to the Termination Date upon written notice to all shareholders of the Fund.

As the Fund approaches its Termination Date, the portfolio composition of the Fund will change as more of the Fund's investments mature or are called or sold, which may cause the Fund's returns to decrease. The Fund may also shift its portfolio composition to securities Alcentra believes will provide adequate liquidity upon termination of the Fund, which may also cause the Fund's returns to decrease. In addition, rather than reinvesting the proceeds of its matured, called or sold credit investments, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund's fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund.

The Board of Directors may choose to terminate the Fund prior to the Termination Date, which would cause the Fund to miss any market appreciation that occurs after the Fund is terminated. Conversely, the Board of Directors may decide against early termination, after which decision, market conditions may deteriorate and the Fund may experience losses. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount of securities that will be required to be placed in a liquidating trust.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other assets owned by the Fund. The value of the Fund's portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund also may use leverage, which would magnify the Fund's investment, market and certain other risks. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks. See "—Principal Investment Risks—Leverage Risk."

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including conditions affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These conditions are outside the control of Dreyfus and Alcentra and could adversely affect the liquidity and value of the Fund's investments, and may reduce the ability of the Fund to make attractive new investments.

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Tax Risk

Certain of the Fund's investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having "market discount" and/or original issue discount ("OID") for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the Annual Distribution Test (see "Certain Material U.S. Federal Income Tax Consequences") applicable to regulated investment companies and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Principal Investment Risks

Risks of Investing in Credit Instruments

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics. Credit instruments are particularly susceptible to the following risks:

Issuer Risk

The market value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. The market value of a credit instrument also may be affected by investors' perceptions of the creditworthiness of the issuer, the issuer's performance and perceptions of the issuer in the market place.

Credit Risk

Credit risk is the risk that one or more credit instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the Fund's investments will often be subordinate to other debt in the issuer's capital structure. Because the Fund generally expects to invest a significant portion of its Managed Assets in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the Fund's net asset value.

Interest Rate Risk

Prices of fixed rate credit instruments tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these instruments and, accordingly, will cause the value of the Fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, the Fund may be subject to a greater risk of principal decline from rising interest rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose

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1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries currently are at or near historic lows. Unlike investment grade instruments, however, the prices of high yield ("junk") instruments may fluctuate unpredictably and not necessarily inversely with changes in interest rates. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

Prepayment Risk

During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as prepayment or "call" risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed rate credit instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called credit instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Share price or its overall return.

Spread Risk

Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the costs associated with the Fund's use of leverage through Borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Below Investment Grade Instruments Risk

The Fund may invest all of its assets in below investment grade instruments. Below investment grade instruments are commonly referred to as "junk" or "high yield" instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially

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sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the Fund, thereby reducing the value of your investment in the Common Shares. In addition, default, or the market's perception that an issuer is likely to default, may cause the Fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the Fund's rights. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Alcentra's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the Fund lose its entire investment, Common Shareholders may also lose their entire investments in the Fund. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the Fund to meet its investment objectives depends more on Alcentra's judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While Alcentra will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Distressed or Defaulted Issuers. The Fund may invest up to 15% of its Managed Assets in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by Alcentra to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Investing in distressed or defaulted securities is speculative and involves substantial risks. The Fund may make such investments when, among other circumstances, Alcentra believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the distressed or defaulted securities, the Fund would be subject to significant uncertainty whether the exchange offer or plan of

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reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the issuer's assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.

Senior Secured Loans Risk

The Senior Secured Loans in which the Fund will invest typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. See "Risks—Principal Investment Risks—Below Investment Grade Instruments Risk" above. Additionally, if a Borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Senior Secured Loans are subject to a number of risks described elsewhere in this prospectus, including, but not limited to, credit risk and liquidity risk.

Although the Senior Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could, under certain circumstances, include invalidation of the Senior Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of Dreyfus or Alcentra, do not represent

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fair value. If the Fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could obtain for the Senior Secured Loan may be adversely affected.

Loan Valuation Risk. Because there may be a lack of centralized information and trading for certain loans in which the Fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. As a result, the Fund is subject to the risk that when a loan is sold in the market, the amount received by the Fund may be less than the value that such instrument is carried at on the Fund's books immediately prior to the sale.

Participations and Assignments Risk. A participation interest gives the Fund an undivided interest in a loan in the proportion that the Fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the Fund and the Borrower. If a floating rate loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation. As a result of holding a participation interest, it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest the Fund may be regarded as a creditor of another lender or co-participant (rather than of the Borrower), so that the Fund may also be subject to the risk that such party may become insolvent. Similar risks may arise with respect to the agent if, for example, assets held by the agent for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the agent's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the agent or intermediate participant.

The Fund also may have difficulty disposing of participation interests and assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular participation interests or assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio.

Subordinated Loans Risk

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders (e.g., holders of Senior Secured Loans) in the event of the liquidation or bankruptcy of the issuer. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There also is a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

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Corporate Debt Risk

The market value of Corporate Debt generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term Corporate Debt is generally more sensitive to changes in interest rates than is the market value of shorter term Corporate Debt. The market value of Corporate Debt also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. There is a risk that the issuers of Corporate Debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument. Corporate Debt rated below investment grade quality is often high risk and has speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate Debt of below investment grade quality is subject to the risks described herein under "—Below Investment Grade Instruments Risk."

Special Situations Investments Risk

Alcentra intends to focus the Fund's Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary and fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. These investments are subject to many of the risks discussed elsewhere in this prospectus, including risks associated with investing in high yield fixed income securities. Special Situations Investments generally will be treated as illiquid securities by the Fund.

From time to time, Alcentra may take control positions, sit on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of Special Situations Investments, in which case the Fund may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of Special Situations Investments.

Structured Credit Investments Risk

Holders of Structured Credit Investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Credit Investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Credit Investments generally pay their share of the investment's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Credit Investment uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the Structured Credit Investments owned by the Fund.

CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Certain credit-linked notes also may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in credit-linked notes may be characterized by the Fund as illiquid securities. Holders of credit-linked notes bear risks of the underlying investments, index or

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reference obligation and are subject to counterparty risk. Credit-linked notes are used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference entity. The notes are usually issued by an SPV that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund.

Asset-backed securities are a form of derivative instrument. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Zero Coupon, Pay-In-Kind and Step-Up Securities Risk

The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The interest payments deferred on a PIK security are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the instrument. In addition, the interest rates on PIK securities are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. The deferral of interest on a PIK loan increases its loan to value ratio, which is a measure of the riskiness of a loan. PIK securities also may have unreliable valuations because the accruals require judgments by Alcentra about ultimate collectability of the deferred payments and the value of the associated collateral. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

Foreign Investments Risk

Investing in foreign instruments involve certain risks not involved in domestic investments. Foreign securities markets generally are not as developed or efficient as those in the United States. There may be a lack of comprehensive information regarding foreign issuers, and their securities are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict

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the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value.

Certain foreign countries may impose restrictions on the ability of issuers of foreign instruments to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in non-U.S. instruments. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Some foreign instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such instruments usually are held outside the United States, the Fund will be subject to additional risks if it invests in non-U.S. instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign instruments to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign instruments may trade on days when the common shares are not priced.

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Dreyfus, Alcentra and their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

European Investments Risk

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including

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austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might abandon the euro, the common currency of the EU, and/or withdraw from the EU, create additional risks for investing in Europe. In June 2016, the UK held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. A process of negotiation will follow that will determine the future terms of the UK's relationship with the EU. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally. Depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar in anticipation of Brexit would adversely affect Fund investments denominated in British pound sterling and/or the euro that are not fully and effectively hedged, regardless of the performance of the investment.

The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the Fund's investments in securities of issuers located in Europe, or with significant exposure to European issuers or countries, and also could negatively affect the value and liquidity of the Fund's investments outside of Europe.

Foreign Currency Transactions Risk

As the Fund intends to invests in securities that trade in, and expects to receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of non-U.S. currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. While the Fund intends to hedge substantially all of its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks. Furthermore, the companies in which the Fund invests may be subject to risks relating to changes in currency rates, as described above. If a company in which the Fund invests suffers such adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Continuing uncertainty as to the status of the euro and the EU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EU countries were to stop using the euro as its primary currency, the Fund's investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

Principal Risks of the Use of Derivatives

The Fund will be subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the

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level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some derivatives the Fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, Alcentra will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. The Fund may be required to set aside liquid assets equal to the full notional value of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) or an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the instrument, if any, while the positions are open. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the SEC may require the Fund to alter, perhaps materially, its use of derivatives as described in this prospectus.

Options. Options prices can diverge from the prices of their underlying instruments and may be affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

Credit Derivatives. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alcentra is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Alcentra is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

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Swap Agreements. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund may enter into swap transactions, including credit default and total return swap agreements. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other credit instruments in which the Fund may invest to trade. Some credit instruments trade in an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of credit instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a credit instrument is sold in the market, the amount received by the Fund is less than the value that such credit instrument is carried at on the Fund's books.

In addition, certain of the Fund's investments will need to be fair valued in accordance with valuation procedures approved by the Fund's Board of Directors. Those portfolio valuations may be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The Fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. The net asset value of the Fund, as determined based, in part, on the fair value of those investments, may vary from the amount the Fund would realize upon the sale of such investments. The Fund's net asset value could be adversely affected if the Fund's determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realize upon the disposal of such investments. See "Determination of Net Asset Value."

Liquidity Risk

In addition to the various other risks associated with investing in credit instruments, to the extent those instruments are determined to be illiquid or restricted securities, they may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities

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generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. In either case, the Fund would bear market risks during that period.

Leverage Risk

The Fund's use of leverage could create special risks for Common Shareholders. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful.

Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the Fund's net asset value; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged; (iv) when the Fund uses leverage, the investment management fees payable to Dreyfus (and, indirectly, Alcentra) will be higher than if the Fund did not use leverage, and may provide a financial incentive to Dreyfus and Alcentra to increase the Fund's use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Other Investment Risks

In addition to the principal risks described above, the Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Fund.

Equity Securities Risk

To the extent the Fund acquires equity securities or warrants incidental to its investments in credit instruments, it will be subject to the risks associated with those types of investments.

Common Stock Risk. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

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Preferred Stock Risk. There are special risks associated with investing in preferred stocks, including:

•          Deferral and Omission. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•          Subordination. Preferred stocks generally are subordinated to loans and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than loans and other debt instruments.

•          Limited Voting Rights. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•          Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed rate debt securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants and Rights Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. An investment in warrants would not entitle the Fund to receive dividends or exercise voting rights.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

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Other Investment Companies Risk

Subject to the limitations set forth in the 1940 Act (or as otherwise permitted by the SEC), the Fund may acquire shares in other investment companies (including ETFs). ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's net asset value. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, including its investment advisory and administration fees, and would remain subject to payment of the Fund's Management Fee with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Potential Conflicts of Interest Risk

Dreyfus, Alcentra and their affiliates may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of Dreyfus, Alcentra and their affiliates in the loan obligations market may restrict the Fund's ability to acquire some loan obligations or affect the timing or price of such acquisitions. Dreyfus, Alcentra and their affiliates engage in a broad spectrum of financial services and asset management activities in which their interests or the interests of their clients may conflict with those of the fund. In addition, because of the financial services and asset management activities of Dreyfus, Alcentra and their affiliates, Dreyfus and Alcentra may not have access to material non-public information regarding the borrower to which other lenders have access.

Dreyfus, Alcentra and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. Dreyfus, Alcentra and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by them and their affiliates in a fair and equitable manner. The results of the Fund's investment activities, however, may differ from those of other accounts managed by Dreyfus, Alcentra and their affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the other accounts managed by Dreyfus, Alcentra or their affiliates achieve profits.

Recent Market Events Risk

In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United

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States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Regulation and Government Intervention Risk

The recent global financial crisis led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. In addition, the European Central Bank and other foreign government and supranational finance authorities have taken unprecedented actions to regulate or manipulate international financial markets. These governments, agencies and/or organizations may take additional actions that affect the regulation of the securities or derivatives in which the Fund invests, or the issuers of such securities or derivatives. Issuers of credit instruments held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. Alcentra will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, terrorist attacks in the United States, Europe and other regions, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia's annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Anti-Takeover Provisions

Certain provisions of the Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. These provisions include super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See "Description of Shares" and "Certain Provisions of the Charter and By-Laws."

Portfolio Turnover Risk

The Fund does not have any limitations regarding portfolio turnover, and investments may be sold without regard to length of time held when, in Alcentra's opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in certain transactional expenses that will be borne by the Fund. Although these expenses are not reflected in the Fund's "Total Annual Fund Operating Expenses" shown in the "Summary of Fund Expenses" section of this prospectus, they will be reflected in the Fund's total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to

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Common Shareholders, will be taxable as ordinary income. See "Certain Material U.S. Federal Income Tax Consequences."

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of the Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because affiliates of, or persons related to, Dreyfus or Alcentra may hold equity or other interests in issuer of instruments held by the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Limitations on Transactions with Affiliates

The 1940 Act limits the Fund's ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund or investment company managed by Dreyfus or any of its affiliates, including Alcentra. However, the Fund may, under certain circumstances, purchase any such portfolio company's securities in the secondary market, which could create a conflict for Dreyfus and Alcentra between the interests of the Fund and the portfolio company, in that the ability of Dreyfus or Alcentra to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Certain broker-dealers may be considered to be affiliated persons of the Fund or of Dreyfus and Alcentra due to their possible affiliations with The Bank of New York Mellon Corporation ("BNY Mellon"). Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and to take advantage of market opportunities.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's arrangements with Dreyfus and Alcentra, as well as the Fund's custodian, transfer agent and dividend disbursing agent. The management of the Fund's day-to-day operations is delegated to its officers and Dreyfus, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during at least the past five years are set forth under "Management of the Fund" in the SAI.

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Investment Manager

The Fund's investment manager is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $242 billion in approximately 160 mutual fund portfolios as of June 30, 2017. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $30.6 trillion in assets under custody and administration and $1.7 trillion in assets under management as of June 30, 2017. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.

Under its Investment Management Agreement with the Fund (the "Management Agreement"), Dreyfus furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Fund's Board of Directors. Dreyfus is responsible for the overall management of the Fund's portfolio and for the supervision and ongoing monitoring of Alcentra. Dreyfus also maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also performs certain other administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of Dreyfus.

For its services under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly investment management fee computed at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to leverage (i.e., Borrowings, Preferred Shares or the use of portfolio leverage), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

In addition to the Management Fee, the Fund pays all other expenses incurred in the operation of the Fund, including, without limitation the following: (i) organizational and offering expenses; (ii) taxes and interest; (iii) brokerage fees and commissions, if any, and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iv) loan commitment fees; (v) interest and distributions paid on securities sold short; (vi) fees of Directors who are not officers, directors or employees of Dreyfus or Alcentra, or who are otherwise holders of 5% or more of the outstanding voting securities of Dreyfus, Alcentra or any of their affiliates; (vii) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (viii) fees and expenses related to the registration and listing the Fund's shares on any securities exchange; (ix) expenses related to the Fund's use of leverage, if any; (x) rating agency fees; (xi) advisory fees; (xii) charges of custodians; (xiii) charges of transfer, dividend disbursing and dividend reinvestment plan agents; (xiv) certain insurance premiums; (xv) industry association fees; (xvi) outside auditing and legal expenses; (xvii) costs of independent pricing services; (xviii) costs of maintaining the Fund's existence; (xix) expenses of repurchasing shares; (xx) the Fund's allocable portion of the costs of the Fund's chief compliance officer and staff; (xxi) costs of preparing, printing and distributing shareholders reports, notices, press releases, proxy statements, and reports to governmental agencies; (xxii) costs of shareholders' meetings; and (xxiii) any extraordinary expenses.

To the extent the Fund utilizes leverage, the fees paid to Dreyfus (and, indirectly, Alcentra) for investment management services will be higher than if the Fund did not utilize leverage because the Management Fees paid will be calculated based on the Fund's Managed Assets. Dreyfus and Alcentra will base their decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund's investment objectives. However, the fact that a decision to increase the Fund's leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore the Management Fee means that Dreyfus and Alcentra will have a conflict of interest in determining whether to increase the Fund's use of leverage. Dreyfus

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and Alcentra will seek to manage that conflict by increasing the Fund's use of leverage only when it determines that such increase is consistent with the Fund's investment objectives, and by periodically reviewing the Fund's performance and use of leverage with the Fund's Board of Directors.

The basis for the Fund's Board of Directors' initial approval of the Management Agreement will be provided in the Fund's semi-annual report to Common Shareholders for the period ending February 28, 2018. The basis for subsequent continuations of this agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

Sub-Investment Adviser

Dreyfus has engaged its affiliate, Alcentra NY, LLC, to serve as the Fund's sub-investment adviser. Certain personnel of Alcentra UK, an affiliate of Dreyfus and Alcentra, will be treated as "associated persons" of Alcentra under the Advisers Act, for purposes of providing investment advice, and will provide research and non-discretionary investment recommendations to Alcentra with respect to the Fund's assets pursuant to a participating affiliate agreement between Alcentra and Alcentra UK. Alcentra UK also will provide certain trading and execution services with respect to the Fund's investments, subject to the oversight of Alcentra.

The Alcentra Group's U.S.-based investment advisory business, Alcentra NY, LLC, was created from the original acquisition of Imperial Credit Management, and grew through the acquisition of Hamilton Loan Asset Management, a leveraged loan asset manager, in July 2008 and BNY Mezzanine Partners, a specialist U.S. mezzanine loan manager. Alcentra UK is one of the largest European institutional below investment grade credit managers. Both Alcentra and Alcentra UK are subsidiaries of the Alcentra Group and BNY Mellon. As of June 30, 2017, the Alcentra Group's aggregate assets under management were approximately $32.5 billion.

Pursuant to the Sub-Investment Advisory Agreement between Dreyfus and Alcentra, Alcentra is responsible for implementation of the Fund's investment strategy and investment of the Fund's assets on a day-to-day basis in accordance with the Fund's investment objectives and policies. For services provided under the Sub-Investment Advisory Agreement, Dreyfus has agreed to pay from its Management Fee paid by the Fund a monthly sub-advisory fee to Alcentra computed at the annual rate of 0.425% of the average daily value of the Fund's Managed Assets.

The basis for the Fund's Board of Directors' initial approval of the Sub-Investment Advisory Agreement will be provided in the Fund's semi-annual report to Common Shareholders for the period ending February 28, 2018. The basis for subsequent continuations of this agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

Portfolio Managers

The Fund's primary portfolio managers are Chris Barris and Kevin Cronk, CFA. Each of the Fund's primary portfolio managers has managed the Fund's assets since inception.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer. He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield

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Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

See "Management Arrangements—Portfolio Management" in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Common Shares is determined as of the close of trading on the floor of the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

A majority of the Fund's credit instruments, including syndicated loans and other debt securities, generally will be valued, to the extent possible, by one or more independent pricing services (the "Service") approved by the Fund's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other credit instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by the Fund officers under the general supervision of the Board of Directors. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the Board of Directors or a committee or other persons designated by the Fund's Board of Directors, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any Fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the Fund's Board of Directors. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a Service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant depositary receipts and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other registered investment companies to calculate their net asset values. Foreign securities held by the Fund may trade on days that the Fund is not open for business.

Generally, OTC options and total return and credit default swap agreements, and options thereon, will be valued by the Service. Equity-linked instruments will be valued by the Service based on the value of the underlying reference asset(s). Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the Board of Directors or its pricing committee or the Fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair

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value procedures may differ from the prices used by other registered investment companies to calculate their net asset values.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund's first dividend, the Fund intends to pay a regular monthly income dividend to Common Shareholders. The Fund's initial monthly distribution is expected to be declared approximately 30 to 45 days after the completion of this offering and paid approximately 45 to 60 days after the completion of this offering, depending on market conditions. The Fund reserves the right to change the frequency of its distributions. Until the Fund fully invests the proceeds of this offering in accordance with its investment objectives, policies and strategies, the Fund may earn interest income at a more modest rate. As a result, the Fund's distributions during this period may consist, in whole or in part, of a return of capital.

For the purpose of pursuing its investment objective of returning at least the Original NAV, the Fund intends to retain a limited portion of its net investment income beginning with its initial distribution and continuing until the final liquidating distribution. The Fund also may retain a portion of its short-term capital gains and all or a portion of its long-term capital gains. The extent to which the Fund retains income or capital gains, and the cumulative amount so retained, will depend on, among other things, prevailing market conditions, portfolio turnover and reinvestment and overall performance of the credit instruments held by the Fund. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund's net asset value on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the approximate seven-year term of the Fund. The timing and amounts of these reductions cannot be predicted.

While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund's distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund's distribution rate, the reduction of the Fund's monthly distribution rate because of the retention of income is expected to negatively impact the market price of the Common Shares. Any such negative effect on the market price of the Common Shares may not be offset even though the Fund's net asset value would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

The Fund will continue to distribute at least the percentage of its net investment income and any gains necessary to maintain its qualification for treatment as a regulated investment company for U.S. federal income tax purposes, which may require the Fund to retain less income and gains than it otherwise would as described above.

As explained more fully below in "Certain Material U.S. Federal Income Tax Consequences," at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal income tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain, and will be entitled to a U.S. federal income tax credit for the U.S. federal income tax deemed paid on their behalf by the Fund. Under the Fund's distribution policy (but not for U.S. federal income tax purposes), the Fund may treat the cash value of tax credit amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") is commonly referred to as an "opt-out" plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Trust Company, N.A. as agent (the "Plan Agent"). Common

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Shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the Common Shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $2.50 service charge plus $0.10 per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by calling 1-800-309-3369, or writing to Computershare Trust Company, N.A., P.O. Box 50500, Louisville, KY 40233-5000.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See "Certain Material U.S. Federal Income Tax Consequences."

DESCRIPTION OF SHARES

Common Shares

The Fund is authorized to issue 100,000,000 shares of common stock, $0.001 par value per share. The Fund's Board of Directors, with the approval of a majority of the Directors and without action by the Fund's shareholders, may amend the Fund's Charter to increase or decrease the total number of shares of stock of the Fund or the number of shares of any class that the Fund has authority to issue. The Common Shares have no preemptive, conversion, exchange, redemption or appraisal rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of

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Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election (assuming the Fund has not issued any Preferred Shares) if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Preferred Shares and Borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See "—Preferred Shares" below.

[The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the ticker symbol "DCF."] Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each calendar year. The foregoing description and the description below under "Certain Provisions of the Charter and By-Laws" are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

Preferred Shares

The Fund's Charter authorizes the Fund's Board of Directors, without approval of Common Shareholders, to classify any unissued Common Shares into Preferred Shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Fund's Board of Directors. The Fund has no current intention to issue Preferred Shares. If the Fund's Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described below, subject to applicable law and the Fund's Charter.

Limited Issuance of Preferred Shares and Borrowings.

Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation preference of up to one-half of the value of the Fund's Managed Assets less liabilities other than Borrowings, measured immediately after issuance of the Preferred Shares. "Liquidation preference" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Preferred Shares is less than one-half of the value of the Fund's assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than Borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. The Fund may purchase or redeem any Preferred Shares and/or reduce outstanding Borrowings if necessary to maintain required asset coverage.

In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for Preferred Shares, if any, or commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference. Any Preferred Shares would have complete priority over the Fund's Common Shares.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

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Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined single class vote of the holders of Preferred Shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, and if at such time the number of Directors shall be three (3) or more, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The Fund's By-Laws provide that with respect to any annual or special meeting of the Fund's shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board of Directors or brought by a shareholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the ByLaws, and it must be a proper subject under applicable law for shareholder action. To be properly brought before a special meeting, the business must be specified in the notice of meeting or brought by or at the direction of the Board of Directors, and it must be a proper subject under applicable law for shareholder action.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the Common Shareholders (and the holders of Preferred Shares, if any, voting separately) unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.

A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the initial public offering of the Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative vote of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an

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Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) any merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) any issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with Borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally no earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the preceding year's annual meeting.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

Reference is made to the Charter and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

CLOSED-END STRUCTURE

The Fund is a newly organized, diversified closed-end management investment company. Closed-end investment companies differ from open-end investment companies (open-end funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares, the fund will redeem or buy back the shares at "net asset value." Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the

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fund's investments. By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end investment companies frequently trade at a discount to their net asset value. See "Risks—General Risks of Investing in the Fund—Risk of Market Price Discount From Net Asset Value." Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. There is no guarantee or assurance, however, that the Fund's Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of Common Shares." The Fund's Board of Directors may, but is not required to, consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund.

SEVEN-YEAR TERM

The Fund's Charter provides that the Fund in ordinary circumstances will terminate on December 1, 2024. The Board of Directors may terminate the Fund prior to this date. If the Fund's Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for up to six months (i.e., up to June 1, 2025) without a shareholder vote, upon the affirmative vote or consent of a majority of the Board of Directors and 75% of the Continuing Directors.

Depending upon a variety of factors, including the performance of the Fund's portfolio over the life of the Fund, and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders on the Termination Date may be less, and potentially substantially less, than the Original NAV or their original investment. Interest rates, including yields on below investment grade debt securities, tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Because the Fund portfolio's average expected maturity is generally expected to shorten as the Fund approaches its Termination Date, ultimately approaching zero, Common Shareholders can expect that the average portfolio yield will also fall over time, especially as the Fund approaches the Termination Date. Consequently, the Fund's Common Share dividend rate may need to be reduced over time (i) as the yield on portfolio holdings declines as they are sold and either not replaced or replaced by lower-yielding securities as the portfolio is liquidated prior to and in anticipation of the Termination Date and (ii) as potentially increasing portions of net earnings of the Fund may be retained by the Fund and not distributed as a means of pursuing its objective of returning at least the Original NAV on or about the Termination Date.

Upon its termination, the Fund will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Directors. The Fund retains broad flexibility to liquidate its portfolio, wind-down its business and make liquidating distributions to Common Shareholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objectives. As a result, the Fund's distributions during the wind-down period may decrease, and such distributions may include a return of capital.

It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund's Dividend Reinvestment Plan. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Common Shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder's adjusted tax basis in shares of the Fund for U.S. federal income tax purposes. Although an investment objective of the Fund is to return at least the Original NAV to shareholders, the final distribution of net assets upon termination may be more than, equal to or less than the Original NAV. Unless the Fund's term is shortened or extended by the Fund's Board of Directors or the Common Shareholders, as described in

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the preceding paragraph, the Fund currently expects to complete its final distribution on or about the Termination Date, but the liquidation process could be extended depending on market conditions at that time.

Prior to the Termination Date, the Board of Directors will consider whether it is in the best interests of the Fund to terminate and liquidate the Fund. If the Board of Directors determines that, under the circumstances, termination and liquidation of the Fund on the Termination Date would not be in the best interests of the Fund, the Board of Directors, upon the affirmative vote or consent of the majority of the Board of Directors and 75% of the Continuing Directors, will present an appropriate amendment to the Fund's Charter at a regular or special meeting of shareholders. An amendment to the limited term provision of the Charter, including any amendment beyond the permitted six-month extension period, requires approval of a majority of the then-current Directors, 75% of the Continuing Directors (as defined in the Fund's Charter) and an affirmative vote of at least 75% of the Common Shares entitled to vote.

The Fund should not be confused with a so-called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as the Fund's target date approaches (often associated with retirement) and does not typically terminate upon the target date.

REPURCHASE OF COMMON SHARES

Although Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase its Common Shares in the open market or make tender offers for its Common Shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may ascertain the Fund's net asset value. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Fund's Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of its Common Shares, this may result in higher portfolio turnover, which results in increased Fund expenses. The Fund's Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any Common Share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See "Certain Material U.S. Federal Income Tax Consequences" for a description of the potential tax consequences of a share repurchase.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and the Common Shareholders, including the Fund's qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, the Fund has not described certain considerations that may be relevant to certain types of Common Shareholders subject to special treatment under U.S. federal income tax laws, including Common Shareholders subject to the alternative minimum tax, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, real estate investment trusts, regulated investment companies, tax exempt organizations, financial institutions, persons who hold Common Shares as part of a straddle or a hedging or conversion transaction, and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that Common Shareholders hold Common Shares as capital assets (within the meaning of the Code). This discussion is based upon the Code, its legislative history, U.S. Treasury regulations (including temporary and proposed regulations), published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offering of

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its Common Shares pursuant to this prospectus or the statement of additional information. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

A "U.S. shareholder" is a beneficial owner of Common Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A "non-U.S. shareholder" is a beneficial owner of Common Shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of Common Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of Common Shares.

Tax matters are very complicated and the tax consequences to Common Shareholders will depend on the facts of their particular situation. Common Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Fund

RIC Qualification Requirements

The Fund will elect to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code, and for the remainder of this discussion so assumes. If the Fund qualifies as a RIC and satisfies certain annual distribution requirements, described below, then the Fund generally will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that it timely distributes (or is deemed to distribute) to Common Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Common Shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement").

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things, meet the following tests:

90% Income Test

•	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, foreign currencies, other securities or

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other income derived with respect to its business of investing in such stock, securities or currencies, or (b) net income derived from an interest in a "qualified publicly traded partnership," or "QPTP; and

Diversification Test

•	diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

•	no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs

Annual Distribution Test

•	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax exempt interest income, if any, for such year.

In general, for purposes of the 90% Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP (generally a publicly traded partnership that is eligible to be treated as a partnership under the Code, other than a publicly traded partnership that derives 90% of its income from the sources described in clause (a) of the 90% Income Test) is qualifying income for purposes of the 90% Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Income Test, investment in QPTPs cannot exceed 25% of a fund's assets.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging arrangements, certain foreign currency transactions, or debt instruments subject to the original issue discount ("OID") rules. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID or other amounts accrued will be included in the Fund's investment company taxable income for the year of accrual, the Fund may be required to make a distribution to Common Shareholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though it will not have received any corresponding cash in respect of the underlying investment.

The Fund's functional currency is the U.S. dollar for U.S. federal income tax purposes. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time the Fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

If the Fund fails to satisfy the 90% Income Test or the Diversification Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Test where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the Fund's income would be

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subject to corporate-level income tax. The Fund cannot provide assurance that it would qualify for any such relief should it fail the 90% Income Test or the Diversification Test.

If the Fund fails to satisfy the Annual Distribution Test or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Common Shareholders. In that case, all of the Fund's income will be subject to corporate-level income tax, reducing the amount available to be distributed to Common Shareholders, and Common Shareholders would no longer be eligible for the benefits related to the Fund's treatment as a RIC, for example the benefits of the interest related dividends rules. See the section titled "Taxation of U.S. Shareholders."

Capital Loss Carryforwards

As a RIC, the Fund would be permitted to carry forward net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. The Fund is permitted to carry forward a net capital loss to offset capital gain indefinitely. The excess of the Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of its next taxable year and the excess of the Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to Fund-level U.S. federal income tax, regardless of whether distributed to Common Shareholders. A RIC cannot carry back or carry forward any net operating losses.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. The Fund's investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of U.S. Shareholders

This section is applicable to Common Shareholders that are U.S. shareholders. If you are a non-U.S. shareholder, this section does not apply to you; please see the section titled "Taxation of Non-U.S. Shareholders."

Fund Distributions

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or long-term capital gain. Distributions of the Fund's investment company taxable income (which is, generally, its U.S. federal taxable income excluding net capital gain subject to certain statutory adjustments) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gain (which generally is the excess of the Fund's net long-term capital gain over its net short-term capital loss) properly reported by the Fund as "capital gain dividends" will be taxable to U.S. shareholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. shareholders' holding periods for their Common Shares and regardless of whether the dividend is paid in cash or reinvested in additional Common Shares. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's Common Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. shareholder.

Although the Fund currently intend to distribute any of its net capital gain for each taxable year on a timely basis, the Fund may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include such shareholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to such shareholder's allocable share of the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder's adjusted tax basis for such shareholder's Common Shares or Preferred Shares, if any.

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In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by the Fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). In order to be eligible for the preferential rate, the U.S. shareholder must have held his or her Common Shares for at least 61 days during the 121-day period commencing 60 days before the Fund Common Shares become ex-dividend. Additional restrictions on a U.S. shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. Shareholders that are taxable In general, dividends (other than capital gain dividends) paid by the Fund to U.S. shareholders that are taxable as corporations for U.S. federal income tax purposes may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by the Fund generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate U.S. shareholder fails to satisfy the foregoing holding period and other requirements with respect to its Common Shares of the Fund or by application of the Code.

An additional 3.8% surtax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount. Legislation currently passed by the U.S. House of Representatives and pending before the U.S. Senate would repeal this surtax in its entirety, but, as of the date of this prospectus, it is not known whether or when this legislation might be enacted into law.

Sale of Common Shares

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's Common Shares. The amount of gain or loss will be measured by the difference between such U.S. shareholder's adjusted tax basis in the Common Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held such Common Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Common Shares. In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The repurchase of Common Shares by the Fund generally will be a taxable transaction for U.S. federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of Common Shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the U.S. shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests have been met, Common Shares actually owned and Common Shares considered to be owned by the U.S. shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or

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exchange treatment is met, a U.S. shareholder generally will recognize capital gain or loss (which will be treated in the same manner as described above) equal to the difference between the amount of cash received by the U.S. Shareholder and the adjusted tax basis of the Common Shares repurchased.

If none of the tests for sale or exchange treatment is met, the amount received by a U.S. shareholder on a repurchase of Common Shares by the Fund will be taxable to the U.S. shareholder as a dividend to the extent of such U.S. shareholder's allocable share of the Fund's current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the U.S. shareholder's adjusted tax basis in the Common Shares sold), and any amount in excess of the U.S. shareholder's adjusted tax basis would constitute taxable capital gain. Any remaining tax basis in the Common Shares repurchased by the Fund will be transferred to any remaining Common Shares held by such U.S. shareholder. In addition, if a repurchase of Common Shares is treated as a dividend to the tendering U.S. shareholder, a constructive dividend may result to a non-tendering U.S. shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

Taxation of Non-U.S. Shareholders

This section applies to non-U.S. shareholders. If you are not a non-U.S. shareholder it does not apply to you.

Distributions of the Fund's investment company taxable income to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the Fund's current and accumulated earnings and profits unless an exception applies. [A RIC that traces the source of interest related dividends may, in certain circumstances, pay such dividends without withholding. However, the Fund may not be able to obtain from the Investment Funds the information necessary to employ tracing and, therefore, it is unlikely that non-U.S. Shareholders will be able to avoid withholding in this circumstance.]

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of the Fund's net capital gain (which generally is the excess of the Fund's net long-term capital gain over the Fund's net short-term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of Common Shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains recognized upon the sale of the Common Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-

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U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

The Fund has the ability to make certain distributions of securities in kind. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. shareholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in securities. In such a circumstance, the Fund may be required to withhold all or substantially all of the cash it would otherwise distribute to a non-U.S. shareholder. In general, any dividend on the Common Shares will be taxable as a dividend, regardless of whether any portion is paid in securities.

A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the Common Shares and, after December 31, 2018, 30% of the gross proceeds from a sale of the Common Shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

PFICs

The Fund may purchase shares in a "passive foreign investment company" (a "PFIC") and, as such, may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to Common Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Fund. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. The Fund's ability to make either election will depend on factors beyond its control, and it is subject to limitations which may limit the availability or benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement, will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Requirement, and generally will not be treated as qualifying income for purposes of the 90% Income Test.

Taxation of Certain Fund Investments

Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest,

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OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund shall allocate payments received on obligations in default between principal and interest.

The Fund may invest in options, futures contracts, forward contracts, swaps and derivatives, as well as other hedging or similar transactions, which may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These investments likely will not be exempt from regular federal income tax and these rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation. In certain circumstances, the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Some of the options and other strategies employed by the Fund may be deemed to reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the U.S. Federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares that become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset substantially similar or related property will constitute "qualified covered call options" that are generally excepted from the straddle rules. As such, they generally will not trigger the loss deferral provisions of the straddle rules and the holding period for the substantially similar property will not be terminated. However, the holding period may be suspended in certain circumstances while the call options are outstanding. Further, an option on an index is not eligible for qualified covered call treatment. Because of the straddle rules and qualified covered call rules, at this time it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) call options will be treated as short-term capital gains and thus, insofar as not offset by short-term losses, taxable as ordinary income when distributed.

The tax treatment of the Fund's options activity will vary based on the nature and the subject of the options. In general, option premiums are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indices and options not listed on certain exchanges), the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund's obligation under such an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain options that are listed on a qualified board of exchange ("listed options") written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities) as well as certain futures contracts will be governed by section 1256 of the Code ("section 1256 contracts"). Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax (discussed below), on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60% long-term and 40% short-term capital gains (or losses). Almost no options listed on non-U.S. exchanges will meet the requirements for section 1256 treatment.

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Backup Withholding

The Fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions paid to certain Common Shareholders who fail to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other Common Shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Common Shareholders and may qualify the considerations discussed herein.

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UNDERWRITING

                             are acting as the representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

Underwriter	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $             per Common Share. The sales load the investors in the Fund will pay of $0.165 per Common Share is equal to 1.65% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Common Shareholders must pay for any Common Shares purchased on or before            , 2017. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid by Dreyfus

Dreyfus (and not the Fund) has agreed to pay to each of                        , from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in the amount of $            and $            , respectively. If the over-allotment option is not exercised, the structuring fees paid to              will not exceed         % and         %, respectively, of the total public offering price.

In addition, Dreyfus. (and not the Fund) has agreed to pay the Underwriters, from its own assets, additional compensation of $       per Common Share sold in this offering, which amount will not exceed 1.5% of the total public offering price of the Common Shares.

Dreyfus (and not the Fund) may also pay certain qualifying underwriters, including those named above, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed      % of the total price of the Common Shares sold in this offering.

Dreyfus (and not the Fund) will pay compensation to its broker-dealer subsidiary (or associated persons thereof) for participating as wholesalers in the marketing of the Fund. In addition, the Fund will reimburse reasonable and documented out-of-pocket expenses related to the marketing of the Fund incurred by Dreyfus' broker-dealer subsidiary (or associated persons thereof) and employees of the Advisers, including in connection with participation in the road show and related activities, but only to the extent that reimbursement of such expenses when added to any other Fund offering costs (other than the sales load) does not exceed $          per Common Share sold in this offering. Dreyfus will reimburse such expenses that exceed $     per Common Share. The compensation and expense reimbursement paid to Dreyfus' broker-dealer subsidiary (and associated persons thereof) will not exceed       % of the total public offering price of the Common Shares.

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The Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares. Such expenses will not exceed $25,000 in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load of $0.165 per Share is equal to 1.65% of the public offering price of the Common Shares. The total amount of the Underwriters' additional compensation payments by Dreyfus described above will not exceed   % of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including the sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the Underwriters, and other expenses (including reimbursed expenses), will be limited to not more than 9% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to              additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter's initial purchase commitment.

The Fund and Dreyfus have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of                 on behalf of themselves and the other Underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue Common Shares pursuant to the Fund's Plan.

To meet the NYSE distribution requirements for trading, the Underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. [The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol is "DCF".]

The following table shows the sales load that investors in the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.

	No Exercise	Full Exercise
Per Share	$0.165	$0.165
Total	$	$

The Fund and Dreyfus have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain Underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

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In connection with the offering,                     , on behalf of themselves and the other Underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Fund and Dreyfus and their affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

An affiliate of Dreyfus has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, the Dreyfus affiliate owned 100% of the outstanding Common Shares. Such Dreyfus affiliate may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of                 is                     .

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CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Fund's securities and cash are held under a custody agreement with The Bank of New York Mellon. The transfer agent and dividend disbursing agent for the Fund's shares is Computershare, Inc.

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to its Common Shareholders, including a list of investments held.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Proskauer Rose LLP, New York, New York.                   advised the Underwriters in connection with the offering of the Common Shares. Proskauer Rose LLP and                  may rely as to certain matters of Maryland law on the opinion of                .               , an independent registered public accounting firm, provides auditing services to the Fund.

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95

                                  Shares

[LOGO]

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Common Shares

$10 per Share

PROSPECTUS

                 , 2017

Until            , 2017 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

96

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUbject to Completion, dated SEPTEMBER 15, 2017

DREYFUS ALCENTRA GLOBAL CREDIT INCOME 2024 TARGET TERM FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

              , 2017

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company that has a limited term of approximately seven years. The Fund has no operating history.

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Fund's prospectus relating to the Fund's shares of common stock, $0.001 par value ("Common Shares") dated               , 2017 (the "Prospectus"). This SAI does not include all of the information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing Common Shares. A copy of the Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, may be obtained without charge by calling 1-800-      -      , by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com. The information contained in, or that can be accessed through, the website is not part of the Prospectus or this SAI. You may also obtain a copy of the Prospectus on the SEC's website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

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Description Of The Fund

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed as a Maryland corporation on December 11, 2014.

The Fund's investment manager is The Dreyfus Corporation ("Dreyfus"). Dreyfus has engaged its affiliate, Alcentra NY, LLC ("Alcentra"), to serve as the Fund's sub-investment adviser and to provide day-to-day management of the Fund's investments, subject to the supervision of Dreyfus.

The following information supplements and should be read in conjunction with the Fund's Prospectus. No investment in Common Shares should be made without first reading the Prospectus.

Investment objectiveS And Policies

The Fund's investment objectives are to seek high current income and to return at least $9.835 per Common Share (the public offering price per Common Share after deducting a sales load of $0.165 per Common Share but before deducting offering costs of $0.02 per Common Share ("Original NAV")) to holders of record of Common Shares on or about December 1, 2024 (the "Termination Date") (subject to certain extensions described in the Prospectus). The objective to return at least the Fund's Original NAV is not an express or implied guarantee obligation of the Fund, Dreyfus, Alcentra or any other entity, and an investor may receive less than the Original NAV upon termination of the Fund.

The Fund will attempt to strike a balance between its investment objectives, seeking to provide as high a level of current income as is consistent with the Fund's Credit Strategies, the declining average maturity of its portfolio and its objective of returning at least the Original NAV on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund's investment strategies will be successful.

The Fund is not intended as a complete investment program. There is no assurance the Fund will achieve either of its investment objectives. The Fund's investment objectives are fundamental and may not be changed without prior approval of the Fund's shareholders.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined on page 48 of this SAI) in credit instruments and other investments with similar economic characteristics. Such credit instruments include, but are not limited to: first lien secured floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. To the extent that the Fund invests in derivative instruments with economic characteristics similar to those credit instruments, the value of such investments will be included for purposes of the Fund's 80% investment policy.

The Fund may invest in credit instruments of any credit quality, including credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the nationally recognized statistical rating organizations ("NRSROs") that rate such instruments, or, if unrated, determined to be of comparable quality by Alcentra. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an obligor's capacity to pay interest and repay principal and are more susceptible to default or decline in market value due to adverse economic and business developments than higher quality instruments. The Fund also may invest in investment grade credit instruments. The Fund may invest in credit instruments that, at the time of investment, are distressed or defaulted, or illiquid, unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or subject to contractual restrictions on their resale. The Fund may invest up to 15% of its Managed Assets in high yield instruments rated in the lower rated categories (Caa1 or lower by Moody's, and CCC+ or lower by S&P and Fitch) by an NRSRO or, if unrated, determined to be of comparable quality by Alcentra.

The Fund may invest in credit instruments of any maturity or duration, except that the Fund will not invest in credit instruments (other than floating rate Senior Secured Loans or investments in the Structured Credit Strategy

2

backed by such Senior Secured Loans) with an expected maturity date extending beyond June 1, 2025. "Expected maturity" means the time of expected return of the majority of the instrument's principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. The expected maturity of some credit instruments may be the same as the stated maturity. Certain credit instruments may have mandatory call features, prepayment features or features obligating the issuer or another party to repurchase or redeem the instrument at dates that are earlier than the instruments' respective stated maturity dates. For these credit instruments, expected maturity is likely to be earlier than the stated maturity.

The Fund currently intends to focus its investments in credit instruments of U.S. and European companies, although as a global fund, the Fund may invest in companies located anywhere in the world. Under normal circumstances, the Fund will invest in at least three countries, which may include the United States. The Fund's investments in European companies are generally anticipated to be in companies in Northern and Western European countries, including the United Kingdom, Ireland, France, Germany, Austria and Switzerland, as well as the Benelux countries (Belgium, the Netherlands and Luxembourg) and the Scandinavian countries (Sweden, Denmark, Norway and Finland). Other European countries in which the Fund may seek to invest include, but are not limited, to Spain, Italy, Greece and Portugal. The Fund also may invest in other developed countries, including Canada. The Fund will not invest more than 25% of its Managed Assets in companies located in emerging market countries. The Fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar (i.e., up to 100% of its Managed Assets in the event the Fund holds no U.S. dollar-denominated investments).

Although not a principal investment strategy, the Fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: (i) equity securities of issuers that are related to the Fund's investments in credit instruments, such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock); (ii) U.S. and foreign government securities; and (iii) short-term fixed income securities and money market instruments.

As a diversified investment company, the Fund generally does not intend to invest, at the time of purchase, more than 5% of its Managed Assets in any one issuer (except securities issued by the U.S. Government and its agencies and instrumentalities).

The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its use of derivatives will consist principally of options, total return swaps, credit default swaps and foreign currency forward and futures contracts. The Fund will not invest more than 20% of its Managed Assets in derivatives, except that such limitation will not apply to derivatives used as part of a hedging strategy. The Fund's use of derivatives will be limited by the 1940 Act. See "Investments, Investment Techniques and Risks—Principal Portfolio Investments—Derivatives and Other Strategic Transactions" in this SAI.

The Fund may employ leverage to enhance its potential for achieving its investment objectives. The Fund currently intends to utilize leverage up to the limits imposed by the 1940 Act (i.e., 33-1/3% of the Fund's total assets) principally through Borrowings from certain financial institutions. As a non-fundamental policy, under normal circumstances, the aggregate liquidation preference of Preferred Shares, if any, and the principal amount of Borrowings and other sources of leverage to the extent they are senior securities under the 1940 Act (including effective leverage that is not covered through asset segregation or offsetting transactions or positions) may not exceed 38% of the Fund's Managed Assets (including the assets attributable to such instruments) at the time of incurrence. Effective leverage obtained through portfolio transactions will be treated as the issuance of debt securities and will be subject to the 33-1/3% limitation on Borrowings under the 1940 Act.

In seeking to return at least the Original NAV to holders of its Common Shares ("Common Shareholders") on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a limited portion of its net investment income, possibly retaining a portion of its short-term gains and all or a portion of its long-term gains and limiting the longest expected maturity of any holding, other than floating rate Senior Secured Loans or investments in the Structured Credit Strategy backed by such Senior Secured Loans, to no later than June 1, 2025. The average maturity of the Fund's holdings is generally expected to

3

shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce returns and net income amounts available for distribution to Common Shareholders. During any wind-down period, the Fund's portfolio composition will depend on then-current market conditions and the availability of the types of securities in which the Fund may invest. Accordingly, the Fund's portfolio composition during that period cannot currently be estimated, nor can the Fund precisely predict how its portfolio composition may change as the Fund's Termination Date approaches. There can be no assurance that the Fund's strategies will be successful.

During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested or during the wind-down period of the Fund, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Investments, Investment Techniques And Risks

The following descriptions supplement the descriptions of the Fund's investment strategies and policies, including its principal investments, investment techniques and risks, as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the Common Shareholders.

Principal Portfolio Investments

Credit Investments Generally

Credit investments include interest-bearing securities, such as corporate debt obligations and loans. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate credit investments are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Credit investments may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain credit investments may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon (i.e., purchased at a "market discount"). The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a credit investment (known as credit risk), can cause the investment's price to fall, potentially causing the Fund's net asset value to decline. The values of credit investments also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

As a measure of a credit investment's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of

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an instrument with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same instrument would be expected to increase 3% if interest rates fell 1%. The market price of an instrument with a duration of six years would be expected to increase or decline twice as much as the market price of an instrument with a three-year duration. The maturity of an instrument measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Average weighted maturity is the length of time, in days or years, until the instruments held by the Fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various instruments by the Fund. In general, the longer the Fund's average weighted maturity, the more its net asset value will fluctuate in response to changing interest rates.

When interest rates fall, the principal on certain credit investments, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the Fund's potential price gain in response to falling interest rates, reduce the Fund's yield, or cause the Fund's net asset value to decline. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of the Fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund's sensitivity to rising interest rates and its potential for price declines.

Variable and Floating Rate Instruments. Variable and floating rate instruments provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate instruments provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate instruments than on the market value of comparable fixed rate instruments. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate instruments.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the Borrower (as defined below). These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and Borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the Borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the Fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Below Investment Grade Instruments

Credit instruments and other instruments rated below investment grade (i.e., below BBB- or Baa3 by one or more NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Alcentra) (commonly known as "high yield" or "junk" securities) though higher yielding, are characterized by higher risk.

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These securities generally are considered by NRSROs to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Alcentra also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of the Fund's investments in lower-rated securities may be more dependent on Alcentra's credit analysis than might be the case for investments in higher-rated securities. A general description of the ratings of certain NRSROs of high yield instruments is set forth in Appendix A to this SAI.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, below investment grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade credit instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the volatility of the Fund's net asset value.

The prices of credit instruments can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these instruments also tend to be more sensitive to general economic conditions than are higher-rated instruments and will fluctuate over time. Companies that issue certain of these instruments often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the instruments of such issuers generally is greater than is the case with the higher-rated instruments. Credit instruments may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these instruments may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these instruments because such instruments generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such instruments and have an adverse impact on their value.

Because there is no established retail secondary market for many of these instruments, it may be anticipated that below investment grade credit instruments could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield. The lack of a liquid secondary market for certain instruments also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse conditions could result in lower prices than those used in calculating the Fund's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these instruments. In such cases, Alcentra's judgment may play a greater role in valuation because less reliable, objective data may be available.

High yield, lower-rated credit instruments acquired during an initial offering may involve special risks because they are new issues. The Fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Instruments. Investing in credit instruments that are the subject of bankruptcy proceedings or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund ("Distressed Securities") is speculative and involves significant risks. The Fund may make such investments when, among other circumstances, Alcentra believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to

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which the Fund will receive new securities in return for the Distressed Securities. As a result, it is expected that Distressed Securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, the Fund intends to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.

There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Distressed Securities, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the issuer's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities for a period of time. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Loans Generally

Loans in which the Fund may invest are typically made to U.S. and foreign corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Loans in which the Fund intends to invest typically will be, at the time of investment, rated below investment grade or the unrated equivalent as determined by Alcentra. As a result, the risks associated with investing in loans are similar to the risks of credit instruments rated below investment grade. Loans are subject to a number of risks, including non-payment of principal and interest, liquidity risk and the risk of investing in credit instruments rated below investment grade.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund generally will rely upon the Agent Bank or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Additionally, the Fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding a loan and other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, Dreyfus may perform such tasks on the Fund's behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn

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portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

The Fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. The Fund may, from time to time, participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Offerings of loans in which the Fund may invest generally are not registered with the SEC or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, Alcentra will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of Alcentra. No active trading market may exist for some loans, which may make it difficult to value them. Loans may not be considered securities, and purchasers, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. To the extent that the Fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect the Fund's yield.

Participations and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." The Fund may participate as a Co-Lender at origination or acquire an interest in a security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between the Fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

The Fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the

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Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the Fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the Fund purchases Assignments from Co-Lenders, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. Investments in loans through Assignments may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular participation interests or Assignments when necessary in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Secured Loans (as defined below) and other types of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the loan may be adversely affected.

Dreyfus, Alcentra and/or their affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of Dreyfus, Alcentra and/or their affiliates in the loan market may restrict the Fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because Dreyfus and Alcentra, in the course of investing the Fund's assets in loans, may have access to material non-public information regarding a Borrower, the ability of the Fund to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of Dreyfus, Alcentra and/or their affiliates, Dreyfus and Alcentra may not have access to material non-public information regarding the Borrower to which other lenders have access, which could put the Fund at a disadvantage compared to such other investors.

Senior Secured Loans. Senior secured loans ("Senior Secured Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. As short-term interest rates increase, interest payable to the Fund from its investments in loans is likely to increase, and as short-term interest rates

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decrease, interest payable to the Fund from its investments in loans is likely to decrease. To the extent the Fund invests in loans with a base lending rate floor, the Fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the Fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR fluctuates and when LIBOR is at lower levels, total yield on a Senior Secured Loan usually will be lower, and when LIBOR is at higher levels, total yield on a Senior Secured Loan usually will be higher. However, many of the Senior Secured Loans that the Fund will invest in will have LIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR in calculating the yield on the Senior Secured Loan will not be less than an agreed upon amount. Investments with LIBOR floors are still considered floating rate investments.

Senior Secured Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Secured Loan, a Borrower will, for the term of the Senior Secured Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill), and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Secured Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Secured Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Secured Loan.

The settlements of secondary market purchases of Senior Secured Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA''). For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Secured Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In 2012, two such financial institutions were fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on Senior Secured Loans. In addition, any future similar developments could, in turn, reduce the value of securities owned by the Fund.

Subordinated Loans. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders (e.g., holders of Senior Secured Loans) in the event of the liquidation or bankruptcy of the issuer, or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for

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subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

Structured Credit Investments

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Collateralized Loan Obligations. A CLO typically takes the form of a SPV created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Secured Loans, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Secured Loans. The loan collateral may be rated below investment grade or the unrated equivalent. Senior tranches typically have higher ratings and lower yields than the CLO's underlying securities and subordinated tranches, and may be rated investment grade. The Fund intends to invest in both the more senior debt tranches of CLOs as well as the mezzanine and subordinated/equity tranches. The Fund's allocation of its investments in CLOs among their senior, mezzanine and subordinated/equity tranches will vary depending on market and economic conditions, although the Fund generally will limit its investments in subordinated/equity tranches to no more than 10% of its Managed Assets.

A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to a measure of diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Structured Securities and Hybrid Instruments.

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where the Fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates or cash flows ("embedded index"). When the Fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on the Fund's ability to dispose of such securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an

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active trading market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded off-exchange ("over-the-counter" or "OTC"). The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.

Credit-Linked Notes. A credit-linked note is a form of funded credit derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of a reference entity. Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference entity and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.

Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to the Fund. The Fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the Fund for the reference entity default risk. The Fund will enter into credit derivative transactions

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only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of Dreyfus' repurchase agreement guidelines).

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such

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securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2016, FNMA and

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FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments to be made after the fourth quarter of 2016, they have paid approximately $265.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws). FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2016. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2016. In its 2015 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), which suggested that in a "severely adverse scenario" additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected "continued significant uncertainty" regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment

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and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

CMOs and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of the Fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional

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limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the value of the Fund's net assets. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Principal Portfolio Investments—Structured Credit Investments—Mortgage-Related Securities—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Corporate Debt

Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar instruments, including certain convertible securities, of corporations to pay interest and repay principal. Debt securities may be acquired with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity

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securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

The Fund may invest in corporate debt obligations issued by U.S. and foreign issuers that issue securities which may be U.S. dollar-denominated or denominated in the local foreign currency. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.). The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Investment Grade Debt Securities

The Fund may invest in fixed rate and floating rate loans, corporate debt obligations and other debt securities and instruments that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs that rate such securities, or, if unrated, determined to be of comparable quality by Alcentra.

Zero Coupon, Pay-In-Kind and Step-Up Securities

Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind (or "PIK") securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

The interest payments deferred on a PIK security are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the instrument. In addition, the interest rates on PIK securities are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. The deferral of interest on a PIK loan increases its loan to value ratio, which is a measure of the riskiness of a loan. PIK securities also may have unreliable valuations because the accruals require judgments by the Adviser about ultimate collectability of the deferred payments and the value of the associated collateral.

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit factors pertaining to below investment grade instruments also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period in which no interest is paid.

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Foreign Investments

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law). They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to Common Shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to Common Shareholders. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to Common Shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical

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issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

A process of negotiation will follow that will determine the future terms of the UK's relationship with the EU. In March 2017, the British Prime Minister invoked Article 50 of the Lisbon Treaty, which gives the UK two years to negotiate an exit deal with the EU. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally.

Depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar in anticipation of Brexit would adversely affect Fund investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the Fund's investments in securities of issuers located in Europe, or with significant exposure to European issuers or countries, and also could negatively affect the value and liquidity of the Fund's investments outside of Europe.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in

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these countries; restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Dreyfus, Alcentra and their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. The Fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar (i.e., up to 100% of its Managed Assets in the event the Fund holds no U.S. dollar-denominated investments). However, to the extent the Fund is unable to hedge its foreign currency exposure, the Fund's net asset value will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

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Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Principal Portfolio Investments—Structured Credit Investments—Structured Securities and Hybrid Instruments—Structured Securities" above.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

The Fund anticipates entering into foreign currency transactions for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated. Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, the Fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivative

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instruments on another currency or a basket of currencies, the values of which Alcentra believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used. Currency hedging may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as Alcentra anticipates. There is no assurance that the Fund's currency hedging activities will be advantageous to the Fund or that Alcentra will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Illiquid and Restricted Securities

Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, repurchase agreements with maturities in excess of seven days and securities in which no secondary market is readily available. They also include certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should the Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the Fund's net asset value.

Section 4(a)(2) Paper and Rule 144A Securities. "Section 4(a)(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws,

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and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(a)(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders. Liquidity determinations with respect to Section 4(a)(2) paper and Rule 144A securities will be made by the Fund's Board of Directors or by Alcentra pursuant to guidelines established by the Fund's Board of Directors. The Fund's Board of Directors or Alcentra will consider availability of reliable price information and other relevant information in making such determinations.

Derivatives and Other Strategic Transactions

Derivatives are financial instruments that require payments based upon changes in the values of designated or underlying securities, commodities, financial indices or other assets or instruments. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its use of derivatives will consist primarily of options, total return swaps, credit default swaps and foreign currency forward contracts and futures, but the Fund may also invest in options on futures as well as certain other currency and interest rate instruments such as currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund may use derivative instruments for a variety of reasons, including as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. Alcentra may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If Alcentra is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by the Fund also is subject to Alcentra's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if the Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. Derivatives involve greater risks than if the Fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. The Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund's other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

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Over-the-Counter Derivatives. Derivative instruments may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivative instruments, such as futures contracts and certain options, generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives, including some options and most swap agreements (e.g., credit default swaps). Therefore, each party to an over-the-counter derivative instrument bears the risk that the counterparty will default. Accordingly, Alcentra will consider the creditworthiness of counterparties to over-the-counter derivative instruments in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In addition, mandatory margin requirements have been imposed on OTC derivative instruments, which will add to the costs of such transactions.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair the Fund's ability to sell a portfolio security, meet current obligations or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions used for hedging purposes are poorly correlated with the investments the Fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

CPOs. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") pursuant to Regulation 4.5 under the Commodities Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a CPO under the CEA. Although Dreyfus has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, Dreyfus relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the Fund.

The Fund may be limited in its ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Fund continues to claim the exclusion from the definition of CPO. In order to be eligible to continue to claim this exclusion, if the Fund uses

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commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the Fund's net asset value, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if the Fund's direct use of commodity interests complies with the trading limitations described above, the Fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Fund's investment in other investment vehicles, including investment companies that are not managed by Dreyfus, Alcentra or one of their affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because Dreyfus or Alcentra may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Fund, to continue to rely on the exclusion from the definition of CPO. Dreyfus, on behalf of the Fund, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, Dreyfus must meet certain conditions and the Fund must otherwise comply with the trading and market limitations described above with respect to its direct investments in commodity interests.

If the Fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Fund would withdraw its exclusion from the definition of CPO and Dreyfus would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to the Fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives

Swap Agreements. The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk and reduce portfolio turnover. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, the Fund's current obligations (or rights) under a swap agreement generally will

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be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of Dreyfus' repurchase agreement guidelines).

The Fund also may enter into a swap option (sometimes called "swaptions"), which is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Prior to the recent global financial crisis, the swaps market was largely an unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the Fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on OTC derivatives, including swaps, in certain circumstances set forth in the final rules issued by the CFTC and that will be clarified by rules proposed by the SEC. In addition, the SEC is reviewing, and the CFTC has reviewed, the current regulatory requirements applicable to derivatives, including swaps, and have changed or may change many of these requirements. For example, some legislative and regulatory changes would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to regulation that could create barriers to certain types of investment activity. Other provisions expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund. Many provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and all regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund. However, compliance with these rules could potentially limit or completely restrict the ability of the Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives. The Fund may be required to comply with equivalent European regulation to the extent that it executes derivative transactions with European counterparties.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. The Fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The

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principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent the Fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of Dreyfus and Alcentra, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which the Fund may invest include the following, in each case, to the extent that the Fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indices).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indices. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Total Return Swaps. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Default Swaps. In addition to certain other credit derivatives, the Fund may purchase credit default swaps. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

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Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS (as defined below) of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

Interest Rate Swap Transactions. The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. In an interest rate swap, the Fund would agree to pay to the other party to such swap ("counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Borrowings or any variable rate security used by the Fund for effective leverage. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's rate of payment on the interest rate swap, this will reduce the performance of the Common Shares. If, on the other hand, short-term interest rates are higher than the Fund's rate of payment on the interest rate swap, this will enhance the performance of the Common Shares. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If the Fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of

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payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge, denominated in a currency or currencies that Alcentra believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. The Fund may invest in futures contracts and options on futures contracts, including those with respect to currencies, interest rates, securities and security indices. The Fund may enter into futures contracts and options thereon in U.S. domestic markets. Futures contracts may be based on various debt securities and securities indices. Successful use of futures and options on futures contracts by the Fund also is subject to Alcentra's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and

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delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the Fund's net asset value. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

The Fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the Fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Dreyfus or Alcentra, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Dreyfus' or Alcentra's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. The Fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund. Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure to Common Shareholders.

Other Portfolio Investments

Equity Securities Generally

Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the Fund's net asset value and thus the Fund's total return to Common Shareholders.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If the Fund, together with other investment companies and other clients advised by Dreyfus, Alcentra and their affiliates, owns significant positions in portfolio companies, depending on market conditions, the Fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting

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rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, a sector or an industry, the share prices of the equity securities of companies in that sector or industry tend to rise. Conversely, negative news or a poor outlook for a particular sector or industry can cause the share prices of such securities of companies in that sector or industry to decline quickly.

Common Stock. Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. The Fund may hold or have exposure to common stocks of issuers of any size, including small, medium and large capitalization issuers. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after loans and other debt instruments and before common stocks in its claim on income for dividend payments and on assets should the corporation be liquidated or declare bankruptcy. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt instruments, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the

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market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants and Rights. Warrants and stock purchase rights give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Rights are similar to warrants but typically have shorter durations and are offered to current shareholders of the issuer. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. The Fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with the Fund's investments in corporate debt obligations or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Depositary Receipts. Securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of Dreyfus and Alcentra, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the Prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

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U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor the Fund's Common Share price is guaranteed.

Treasury Inflation-Protection Securities ("TIPS") are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of the Fund may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Inflation-Indexed Securities

Inflation-indexed securities, such as TIPS, are credit securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers utilize another structure that pays out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable

34

inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Short-Term Fixed-Income Securities and Money Market Instruments; Temporary Defensive Position

During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested or during the wind-down period of the Fund, the Fund may deviate from its investment objectives and policies. During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed income securities. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Repurchase and Reverse Repurchase Agreements

Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and an obligation of the Fund to resell such security at a fixed time and at a price higher than the purchase price (representing the Fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the Fund under a repurchase agreement. In connection with its third party repurchase transactions, the Fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or to the extent consistent with the Fund's investment policies, collateralized by securities other than U.S. Government securities ("credit and/or equity collateral"). Transactions that are collateralized fully enable the Fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities

35

are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Fund, along with other funds managed by Dreyfus, may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with guidance from the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. The Fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and

36

other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, Alcentra carefully evaluates such investments on a case-by-case basis.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Other Investment Companies

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC. These securities include shares of other closed-end funds and open-end funds (including exchange-traded funds ("ETFs")), as well as business development companies, that invest primarily in equity or debt securities, or related instruments, of the types in which the Fund may invest directly. ETFs are registered investment companies that generally aim to track or replicate a desired index, such as a sector, market or global segment. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fee with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Fund also may invest its uninvested cash reserves in shares of one or more money market funds advised by Dreyfus. To the extent the Fund invests in a money market fund advised by Dreyfus, Dreyfus has agreed to waive a portion of its management fee payable to it by the Fund equal to the management fee Dreyfus receives from the money market fund with respect to the assets of the Fund invested in the money market fund. Dreyfus and Alcentra will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available direct investments.

ETFs. Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as

37

iShares Russell 2000 Growth Index Fund. ETF shares usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share net asset value. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share net asset value). The price of an ETF's shares can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indices of securities may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Cyber Security Risk

The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting Dreyfus, Alcentra or the Fund's transfer agent or

38

custodian have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund's ability to calculate the value of its net assets; impediments to trading for the Fund's portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Investment Restrictions

The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund also has adopted certain investment restrictions limiting the following activities except as specifically authorized. The Fund may not:

1.	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

2.	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3.	Purchase or sell physical commodities, except that the Fund may purchase and sell options, forward contracts, contracts for difference, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

4.	Purchase or sell real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

5.	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

6.	Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

7.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act in connection with the purchase and sale of portfolio securities.

8.	Issue any senior security (as such term is defined in Section 18(g) of the 1940 Act), except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom.

9.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in

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options, forward contracts, contracts for difference, futures contracts, options on futures contracts, swaps and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this investment restriction.

10.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

If a percentage restriction is adhered to at the time of investment by the Fund, a later change in percentage resulting from a change in the value of the Fund's assets will not constitute a violation of such investment restriction, except as otherwise required by the 1940 Act.

The investment restrictions numbered 1 through 8 in this SAI have been adopted as fundamental policies of the Fund. Additionally, the Fund's investment objectives are a fundamental policy. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares (if any) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (if any) voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

With respect to the Fund's policy relating to concentration set forth in Investment Restriction 1 above, the 1940 Act does not define what constitutes "concentration" in a particular industry or group of industries. The staff of the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that this interpretation of concentration could change in the future. The policy in Investment Restriction 1 will be interpreted to refer to concentration as that term may be interpreted from time to time. This policy also will be interpreted to permit investment without limit in securities of the U.S. Government and its agencies or instrumentalities and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Foreign governments will not be considered to be an industry for industry concentration purposes. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. Such industry classifications will be applied consistently over time and in good faith by the Board of Directors, Dreyfus and Alcentra.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The Fund has no current intention to issue Preferred Shares.

Management Of The Fund

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's arrangements with Dreyfus, Alcentra and the Fund's custodian, transfer agent and dividend

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disbursing agent. The management of the Fund's day-to-day operations is delegated to its officers and Dreyfus, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors.

Board of Directors of the Fund

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships during the past five years, are shown below.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Principal Occupation During the Past 5 Years	Other Public Company Board Memberships During Past 5 Years	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Term of Office(2) and Length of Time Served(3)
Independent Directors

Joseph S. DiMartino 1943	Chairman of the Board	Corporate Director and Trustee (1995 - present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)	140	1995
Kenneth A. Himmel 1946	Director	President and CEO, Related Urban Development, a real estate development company (1996 - present) CEO, American Food Management, a restaurant company (1983 - present) President and CEO, Himmel & Company, a real estate development company (1980 - present) Managing Partner, Gulf Related, an international real estate development company (2010-present)	N/A	30	1993
Stephen J. Lockwood 1947	Director	Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000 - present)	N/A	30	1993
Roslyn M. Watson 1949	Director	Principal, Watson Ventures, Inc., a real estate investment	N/A	66	1992

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Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Principal Occupation During the Past 5 Years	Other Public Company Board Memberships During Past 5 Years	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Term of Office(2) and Length of Time Served(3)
		company (1993 - present)
Benaree Pratt Wiley 1946	Director	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 - present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)	90	1998

Interested Director

Francine J. Bovich* 1951	Director	Trustee, The Bradley Trusts, private trust funds (2011 - present)	Annaly Capital Management, Inc., Director (2014 - present)	80	2011

(1)	The address for each Director is 200 Park Avenue, New York, New York 10166.

(2)	Each of the Directors serves on the Board's audit and nominating committees.

(3)	Beginning with the first annual meeting of shareholders of the Fund held after the initial public offering of the Fund's Common Shares, the Board shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board for a term expiring at the next succeeding annual meeting of shareholders, Directors of Class II shall be elected to the Board for a term expiring at the second succeeding annual meeting of shareholders and Directors of Class III shall be elected to the Board for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(4)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Dreyfus Family of Funds.

*	Solely as a result of her ownership of shares of common stock of the parent company of one of the members of the underwriting syndicate for this offering of Common Shares, Ms. Bovich is technically an "interested person" (as defined in the 1940 Act) of the Fund (an "Interested Director"), until completion of this offering. After completion of this offering, Ms. Bovich will be an Independent Director (defined below).

Each Director has been a Director of the Fund since its inception and, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over fifteen years. Ms. Bovich has been in the asset management business for 40 years. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved

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through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Fund's Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Directors

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•	Kenneth A. Himmel – Mr. Himmel has over 30 years' experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P., and a Managing Partner of Gulf Related, a real estate development joint venture between Related Companies, L.P. and Gulf Capital.

•	Stephen J. Lockwood – Mr. Lockwood's business experience of over 40 years includes being a board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

•	Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•	Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts, and she has served on the boards of several public companies and charitable organizations.

Interested Director

•	Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College's endowment fund. From April 1993 until September 2010, Ms. Bovich was a

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Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

Share Ownership

The table below indicates the dollar range of each Director's ownership of shares of funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2016. As the Fund had not offered any Common Shares prior to the date of this SAI, no Common Shares of the Fund were owned by any Directors.

Name of Director	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Independent Directors
Joseph S. DiMartino	Over $100,000
Kenneth A. Himmel	Over $100,000
Stephen J. Lockwood	None
Roslyn M. Watson	$50,001 - $100,000
Benaree Pratt Wiley	$50,001 - $100,000

Interested Director
Francine J. Bovich	None

As of the date of this SAI, none of the Directors or their immediate family members owned securities of Dreyfus, Alcentra or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or Alcentra.

Compensation of Directors

Annual retainer fees and meeting attendance fees are allocated among funds in the Dreyfus Family of Funds, including the Fund, with the same Directors on the basis of net assets, with the chairman of the boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for their expenses. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The aggregate amount of compensation estimated to be paid to each Director by the Fund for the fiscal year ending August 31, 2018, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses next to each Director's total compensation) for the year ended December 31, 2016, were as follows:†

Name of Director	Aggregate Estimated Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid To Director (**)
Independent Directors
Joseph S. DiMartino	$2,627	$1,107,813 (139)
Kenneth A. Himmel	$2,101	$149,000 (29)
Stephen J. Lockwood	$2,101	$173,500 (29)
Roslyn M. Watson	$2,101	$429,000 (65)
Benaree Pratt Wiley	$2,101	$429,750 (89)

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Name of Director	Aggregate Estimated Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid To Director (**)
Interested Director
Francine J. Bovich	$2,329	$328,000 (79)

†	Amounts shown do not include expenses reimbursed to Directors for attending Board meetings.

*	Amounts shown do not include the costs of office space and related parking, office supplies, secretarial services and health benefits for the Chairman of the Board and health benefits for the Chairman's spouse, which also are paid by the funds in the Dreyfus Family of Funds, including the Fund, with the same Directors (also allocated based on net assets). The amount paid by each such fund, excluding the Fund, in 2016 ranged from $1 to $2,922 ($18,800 for all funds).

**	Represents the number of separate portfolios comprising the investment companies in the Dreyfus Family of Funds for which the Director served in 2016.

Board's Role in Fund Governance

Board's Oversight Role in Management. The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Dreyfus, Alcentra and their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, regularly interacts with and receives reports from senior personnel of Dreyfus, Alcentra and their affiliates, service providers, including Dreyfus' Director of Investment Oversight (or a senior representative of his office), the Fund's and Dreyfus' Chief Compliance Officer and portfolio management personnel. The Board's audit committee (which consists of all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus ("Independent Directors")) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of Dreyfus, Alcentra and their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cyber security, personal trading, valuation, credit, investment research and securities lending. As warranted, the Board also receives informational reports from the Board's independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, Dreyfus, Alcentra and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Directors be Independent Directors and as such are not affiliated with Dreyfus. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. [Currently, five of six of the Fund's Directors, including the Chairman of the Board, are Independent Directors.] The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Dreyfus, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that Dreyfus, Alcentra and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of Dreyfus, Alcentra and their affiliates; and (iii) the Board's oversight role in management of the Fund.

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Additional Information about the Board and its Committees

The Fund's Board of Directors has standing Audit, Nominating and Compensation Committees. The functions of the Audit Committee are (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Nominating Committee is responsible for selecting and nominating persons as Directors for election or appointment by the Board and for election by Common Shareholders (and Preferred Shareholders, if any). In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in its charter. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the Nominating Committee's charter. The function of the Compensation Committee is to establish appropriate compensation for serving on the Board. The Board also has a standing Pricing Committee comprised of any one Director; the function of the Pricing Committee is to assist in valuing Fund investments.

Officers of the Fund

BRADLEY J. SKAPYAK, President since July 2017. Chief Operating Officer and a director of Dreyfus; Chairman of Dreyfus Transfer Inc. and Chief Executive Officer of MBSC Securities Corporation. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by Dreyfus. He is [59] years old and has been an employee of Dreyfus since February 1988.

JAMES WINDELS, Treasurer since July 2017. Director – Mutual Fund Accounting of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [59] years old and has been an employee of Dreyfus since April 1985.

BENNETT A. MACDOUGAL, Chief Legal Officer since July 2017. Chief Legal Officer of Dreyfus and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [46] years old and has been an employee of Dreyfus since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since July 2017. Associate General Counsel of BNY Mellon and an officer of 65 investment companies (comprised of 160 investment portfolios) managed by Dreyfus. She is [55] years old and has been an employee of Dreyfus since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since July 2017. Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [51] years old and has been an employee of Dreyfus since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since July 2017. Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [56] years old and has been an employee of Dreyfus since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since July 2017. Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 55 years old and has been an employee of Dreyfus since July 2015.

SARAH S. KELLEHER, Vice President and Assistant Secretary since July 2017. Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management.

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She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is [42] years old and has been an employee of Dreyfus since March 2013.

JEFF S. PRUSNOFSKY, Vice President and Assistant Secretary since July 2017. Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [52] years old and has been an employee of Dreyfus since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since July 2017. Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is [32] years old and has been an employee of Dreyfus since May 2016.

RICHARD S. CASSARO, Assistant Treasurer since July 2017. Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [58] years old and has been an employee of Dreyfus since September 1982.

GAVIN C. REILLY, Assistant Treasurer since July 2017. Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [49] years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since July 2017. Senior Accounting Manager of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [53] years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2017. Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [50] years old and has been an employee of Dreyfus since June 1989.

ROBERT SVAGNA, Assistant Treasurer since July 2017. Senior Accounting Manager – Fixed Income and Equity Funds of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [50] years old and has been an employee of Dreyfus since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since July 2017. Chief Compliance Officer of Dreyfus, the Dreyfus Family of Funds and BNY Mellon Funds Trust. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. He is [60] years old and has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

Management Arrangements

Investment Manager

Dreyfus serves as the Fund's investment manager. Dreyfus is a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). Founded in 1947, Dreyfus managed approximately $242 billion in approximately 160 mutual fund portfolios as of June 30, 2017. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $30.6 trillion in assets under custody and administration and $1.7 trillion in assets under management as of June 30, 2017. BNY Mellon is the corporate brand of The Bank of New

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York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.

Under its Investment Management Agreement with the Fund (the "Management Agreement"), Dreyfus furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Fund's Board of Directors. Dreyfus is responsible for the overall management of the Fund's portfolio and for the supervision and ongoing monitoring of Alcentra. Dreyfus also maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also performs certain other administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of Dreyfus.

After its initial term, the Management Agreement will continue from year to year provided that it is approved by (i) the Fund's Board of Directors or (ii) holders of a "majority of the outstanding" (as defined in the 1940 Act) Common Shares and Preferred Shares, if any, provided that in either event the continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty by: (i) the Fund's Board of Directors or vote of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, on 60 days' notice to Dreyfus, or (ii) Dreyfus on not less than 90 days' notice to the Fund. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly investment management fee computed at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, "Borrowings"), preferred stock or other similar preference securities ("Preferred Shares"), or the use of derivative instruments that have the economic effect of leverage), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

In addition to the Management Fee, the Fund pays all other expenses incurred in the operation of the Fund, including, without limitation the following: (i) organizational and offering expenses; (ii) taxes and interest; (iii) brokerage fees and commissions, if any, and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iv) loan commitment fees; (v) interest and distributions paid on securities sold short; (vi) fees of Directors who are not "interested persons" or "affiliated persons" (as defined in the 1940 Act) of the Fund or of Dreyfus or Alcentra; (vii) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (viii) fees and expenses related to the registration and listing the Fund's shares on any securities exchange; (ix) expenses related to the Fund's use of leverage, if any; (x) rating agency fees; (xi) advisory fees; (xii) charges of custodians; (xiii) charges of transfer, dividend disbursing and dividend reinvestment plan agents; (xiv) certain insurance premiums; (xv) industry association fees; (xvi) outside auditing and legal expenses; (xvii) costs of independent pricing services; (xviii) costs of maintaining the Fund's existence; (xix) expenses of repurchasing shares; (xx) the Fund's allocable portion of the costs of the Fund's chief compliance officer and staff; (xxi) costs of preparing, printing and distributing shareholders reports, notices, press releases, proxy statements and reports to governmental agencies; (xxii) costs of shareholders' meetings; and (xxiii) any extraordinary expenses.

The basis for the Fund's Board of Directors' initial approval of the Management Agreement will be provided in the Fund's semi-annual report to Common Shareholders for the period ending February 28, 2018. The basis for subsequent continuations of this agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

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Sub-Investment Adviser

Dreyfus has engaged its affiliate, Alcentra NY, LLC, to serve as the Fund's sub-investment adviser. Pursuant to the Sub-Investment Advisory Agreement between Dreyfus and Alcentra (the "Sub-Advisory Agreement"), Alcentra is responsible for implementation of the Fund's investment strategy and investment of the Fund's assets on a day-to-day basis in accordance with the Fund's investment objectives and policies.

After its initial term, the Sub-Advisory Agreement will continue from year to year provided that it is approved by (i) the Fund's Board of Directors or (ii) holders of a "majority of the outstanding" (as defined in the 1940 Act) Common Shares and Preferred Shares, if any, provided that in either event the continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty by: (i) Dreyfus on 60 days' notice to Alcentra; (ii) the Fund's Board of Directors or vote of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, on 60 days' notice to Alcentra; or (iii) Alcentra, on not less than 90 days' notice to the Fund and Dreyfus. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

For services provided under the Sub-Advisory Agreement, Dreyfus has agreed to pay from its Management Fee paid by the Fund a monthly sub-advisory fee to Alcentra computed at the annual rate of 0.425% of the average daily value of the Fund's Managed Assets.

The basis for the Fund's Board of Directors' initial approval of the Sub-Advisory Agreement will be provided in the Fund's semi-annual report to Common Shareholders for the period ending February 28, 2018. The basis for subsequent continuations of this agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

To the extent the Fund utilizes leverage, the fees paid to Dreyfus (and, indirectly, Alcentra) for investment management services will be higher than if the Fund did not utilize leverage because the Management Fees paid will be calculated based on the Fund's Managed Assets. Dreyfus and Alcentra will base their decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund's investment objectives. However, the fact that a decision to increase the Fund's leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore the Management Fee and sub-advisory fee means that Dreyfus and Alcentra will have a conflict of interest in determining whether to increase the Fund's use of leverage. Dreyfus and Alcentra will seek to manage that conflict by increasing the Fund's use of leverage only when it determines that such increase is consistent with the Fund's investment objectives, and by periodically reviewing the Fund's performance and use of leverage with the Fund's Board of Directors.

Portfolio Management

The Fund's primary portfolio managers are Chris Barris and Kevin Cronk, CFA. Each of the Fund's primary portfolio managers has managed the Fund's assets since inception.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer. He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield

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Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Portfolio Manager Compensation

Portfolio managers are compensated by Alcentra, and are not compensated by the Fund. Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Share Ownership

The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any Common Shares of the Fund.

Management of Other Accounts

The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers and assets under management in those accounts as of June 30, 2017:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Chris Barris
Kevin Cronk

[None of the funds or accounts are subject to a performance-based advisory fee.]

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus', Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' or Alcentra's overall allocation of securities in that offering, or to increase Dreyfus' or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. [Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocate to the Fund versus the performance-based fee account.] Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus or Alcentra. Dreyfus and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus and Alcentra could be viewed as having a conflict of interest to the extent that Dreyfus, Alcentra or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

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Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investments in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including Dreyfus, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund or the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to Dreyfus, Alcentra or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus or Alcentra. Accordingly, Dreyfus and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics

The Fund, Dreyfus and Alcentra each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by Dreyfus or Alcentra must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at 1-202-551-8090), is available on the EDGAR Database on the SEC's web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Washington, D.C. 20549-0102.

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon (the "Custodian"), serves as custodian for the investments of the Fund. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Pursuant to a custody agreement applicable to the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

Computershare, Inc. (the "Transfer Agent"), is the Fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account

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records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

Determination Of Net Asset Value

The net asset value per share of the Common Shares is determined as of the close of trading on the floor of the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

A majority of the Fund's credit instruments, including syndicated loans and other debt securities, generally will be valued, to the extent possible, by one or more independent pricing services (the "Service") approved by the Fund's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other credit instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by the Fund officers under the general supervision of the Board of Directors. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the Board of Directors or a committee or other persons designated by the Fund's Board of Directors, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any Fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the Fund's Board of Directors. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a Service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant depositary receipts and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other registered investment companies to calculate their net asset values. Foreign securities held by the Fund may trade on days that the Fund is not open for business.

Generally, OTC options and total return and credit default swap agreements, and options thereon, will be valued by the Service. Equity-linked instruments will be valued by the Service based on the value of the underlying reference asset(s). Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the Board of Directors or its pricing committee or the Fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other registered investment companies to calculate their net asset values.

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Portfolio Transactions

Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the Fund. The Fund uses the research facilities, and is subject to the internal policies and procedures, of Alcentra and executes portfolio transactions through Alcentra's trading desks (together, the "Trading Desk").

Trading the Funds' Portfolio Securities

Credit and other securities purchased and sold by the Fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select dealers and the commission rates or spreads to be paid, if any. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing dealers, the Trading Desk evaluates the ability of the dealer to execute the transaction at the best combination of price and quality of execution.

In general, dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the dealer's execution; (v) the dealer's willingness to commit capital; (vi) the reliability of the dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for the Fund are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by the Fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the Fund as they believe are in the best interests of the Fund. Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by Dreyfus and Alcentra. Actions taken with respect to such other funds or accounts may adversely impact the Fund, and actions taken by the Fund may benefit Dreyfus or Alcentra or other funds or accounts advised by Dreyfus or Alcentra. Funds and accounts managed by Dreyfus or Alcentra may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by the Fund's portfolio manager by virtue of the portfolio manager's position or other relationship with the Fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus and Alcentra) and the aggregate exposure of such accounts) may restrict investment activities of the Fund. While the allocation of investment opportunities among the Fund and other funds and accounts advised by Dreyfus or Alcentra may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its

53

personnel, the portfolio managers will make allocation decisions consistent with the interests of the Fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Dreyfus or Alcentra may buy for the Fund securities of issuers in which other funds or accounts advised by Dreyfus or Alcentra or their affiliates may have, or are making, an investment in the same issuer that is subordinate or senior to the securities purchased for the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Dreyfus or Alcentra relating to what actions are to be taken may raise conflicts of interests, and Dreyfus or Alcentra, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

To the extent that the Fund invests in foreign securities, certain of the Fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

Dreyfus or Alcentra may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the Fund to Dreyfus or Alcentra are reasonable and fair.

Summary Of The Fund's Proxy Voting Policy and Procedures

The Fund invests primarily in credit instruments. In connection with and/or as a result of the Fund's credit investments, from time to time, the Fund also may hold equity securities with voting rights, such as common or preferred stock. The Fund also could hold, directly or through a special purpose vehicle, equity securities of an issuer whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The Fund may hold those equity securities in order to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed issuer, Alcentra may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Dreyfus does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless would provide reports to the Fund's Board on its control activities on a quarterly basis.

The Board of Directors of the Fund has delegated to Dreyfus the authority to vote proxies of companies held in the Fund's portfolio, except that the Board has delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (as defined in Appendix B to this SAI). In the rare event that an issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, except as set forth in the "Summary of the Proxy Voting Policy and Procedures of the Dreyfus Family of Funds" (the "Proxy Voting Policy Summary") in Appendix B to this SAI, Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee, applies BNY Mellon's Proxy Voting Guidelines, which are summarized in the Proxy Voting Policy Summary, when voting proxies on behalf of the Fund. Similarly, ISS votes proxies that it is authorized to vote, including those delegated by the Board, in accordance with the ISS Global Voting Principles, which are summarized in the Proxy Voting Policy Summary.

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Information regarding how the Fund's proxies were voted during the most recent 12-month period ended June 30th will be available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the Fund's Form N-PX.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and Common Shareholders, including its qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, the Fund has not described certain considerations that may be relevant to certain types of Common Shareholders subject to special treatment under U.S. federal income tax laws, including Common Shareholders subject to the alternative minimum tax, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, real estate investment trusts, regulated investment companies, tax exempt organizations, financial institutions, persons who hold Common Shares as part of a straddle or a hedging or conversion transaction, and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar. This discussion assumes that Common Shareholders hold the Fund's shares as capital assets (within the meaning of the Code). This discussion is based upon the Code, its legislative history, U.S. Treasury regulations (including temporary and proposed regulations), published rulings and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offering of its Common Shares pursuant to the prospectus or this SAI. This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

A "U.S. shareholder" is a beneficial owner of Common Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A "non-U.S. shareholder" is a beneficial owner of Common Shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of Common Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of Common Shares.

Tax matters are very complicated and the tax consequences to Common Shareholders will depend on the facts of their particular situation. Common Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Fund

RIC Qualification Requirements

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The Fund will elect to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code, and for the remainder of this discussion so assumes. If the Fund qualifies as a RIC and satisfies certain annual distribution requirements, described below, then the Fund generally will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that it timely distributes (or is deemed to distribute) to Common Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Common Shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement").

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things, meet the following tests:

90% Income Test

•	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, foreign currencies, other securities or other income derived with respect to its business of investing in such stock, securities or currencies, or (b) net income derived from an interest in a "qualified publicly traded partnership," or "QPTP; and

Diversification Test

•	diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

•	no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs.

Annual Distribution Test

•	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax exempt interest income, if any, for such year.

In general, for purposes of the 90% Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP (generally a publicly traded partnership that is eligible to be treated as a partnership under the Code, other than a publicly traded partnership that derives 90% of its income from the sources described in clause (a) of the 90% Income Test) is qualifying income for purposes of the 90% Income Test. Although income from a QPTP is qualifying income for purposes of the 90% Income Test, investment in QPTPs cannot exceed 25% of the Fund's assets.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging arrangements, certain foreign currency transactions, or debt instruments subject to the original issue discount ("OID") rules. For example, if the Fund holds debt obligations that are treated under

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applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID or other amounts accrued will be included in the Fund's investment company taxable income for the year of accrual, the Fund may be required to make a distribution to Common Shareholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though the Fund will not have received any corresponding cash in respect of the underlying investment.

The Fund's functional currency is the U.S. dollar for U.S. federal income tax purposes. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time the Fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

If the Fund fails to satisfy the 90% Income Test or the Diversification Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Test where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the Fund's income would be subject to corporate-level income tax. The Fund cannot provide assurance that it would qualify for any such relief should it fail the 90% Income Test or the Diversification Test.

If the Fund fails to satisfy the Annual Distribution Test or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Common Shareholders. In that case, all of the Fund's income will be subject to corporate-level income tax, reducing the amount available to be distributed to Common Shareholders, and Common Shareholders would no longer be eligible for the benefits related to the Fund's treatment as a RIC, for example the benefits of the interest related dividends rules. See the section titled "Taxation of U.S. Shareholders."

Capital Loss Carryforwards

As a RIC, the Fund would be permitted to carry forward net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. The Fund is permitted to carry forward a net capital loss to offset capital gain indefinitely. The excess of the Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of its next taxable year and the excess of the Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to Fund-level U.S. federal income tax, regardless of whether distributed to Common Shareholders. A RIC cannot carry back or carry forward any net operating losses.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. The Fund's investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of U.S. Shareholders

This section is applicable to Common Shareholders that are U.S. shareholders. If you are a non-U.S. shareholder, this section does not apply to you; please see the section titled "Taxation of Non-U.S. Shareholders."

Fund Distributions

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or long-term capital gain. Distributions of the Fund's investment company taxable income (which is, generally, its U.S. federal

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taxable income excluding net capital gain subject to certain statutory adjustments) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gain (which generally is the excess of the Fund's net long-term capital gain over its net short-term capital loss) properly reported by the Fund as "capital gain dividends" will be taxable to U.S. shareholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. shareholders' holding periods for their Common Shares and regardless of whether the dividend is paid in cash or reinvested in additional Common Shares. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's Common Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. shareholder.

Although the Fund currently intend to distribute any of its net capital gain for each taxable year on a timely basis, the Fund may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include such shareholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to such shareholder's allocable share of the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder's adjusted tax basis for such shareholder's Common Shares or Preferred Shares, if any.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by the Fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). In order to be eligible for the preferential rate, the U.S. shareholder must have held his or her Common Shares for at least 61 days during the 121-day period commencing 60 days before the Fund Common Shares become ex-dividend. Additional restrictions on a U.S. shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. shareholders that are taxable as corporations for U.S. federal income tax purposes may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by the Fund generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate U.S. shareholder fails to satisfy the foregoing holding period and other requirements with respect to its Common Shares of the Fund or by application of the Code.

An additional 3.8% surtax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount. Legislation currently passed by the U.S. House of Representatives and pending before the U.S. Senate would repeal this surtax in its entirety, but, as of the date of this SAI, it is not known whether or when this legislation might be enacted into law.

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Sale of Common Shares

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's Common Shares. The amount of gain or loss will be measured by the difference between such U.S. shareholder's adjusted tax basis in the Common Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held such Common Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Common Shares. In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The repurchase of Common Shares by the Fund generally will be a taxable transaction for U.S. federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of Common Shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the U.S. shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests have been met, Common Shares actually owned and Common Shares considered to be owned by the U.S. shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a U.S. shareholder generally will recognize capital gain or loss (which will be treated in the same manner as described above) equal to the difference between the amount of cash received by the U.S. Shareholder and the adjusted tax basis of the Common Shares repurchased.

If none of the tests for sale or exchange treatment is met, the amount received by a U.S. shareholder on a repurchase of Common Shares by the Fund will be taxable to the U.S. shareholder as a dividend to the extent of such U.S. shareholder's allocable share of the Fund's current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the U.S. shareholder's adjusted tax basis in the Common Shares sold), and any amount in excess of the U.S. shareholder's adjusted tax basis would constitute taxable capital gain. Any remaining tax basis in the Common Shares repurchased by the Fund will be transferred to any remaining Common Shares held by such U.S. shareholder. In addition, if a repurchase of Common Shares is treated as a dividend to the tendering U.S. shareholder, a constructive dividend may result to a non-tendering U.S. shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

Taxation of Non-U.S. Shareholders

This section applies to non-U.S. shareholders. If you are not a non-U.S. shareholder it does not apply to you.

Distributions of the Fund's investment company taxable income to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the Fund's current and accumulated earnings and profits unless an exception applies. [A RIC that traces the source of interest related dividends may, in certain circumstances, pay such dividends without withholding. However, the Fund may not be able to obtain from the Investment Funds the information necessary to employ tracing and, therefore, it is unlikely that non-U.S. Shareholders will be able to avoid withholding in this circumstance.]

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign trust and such entities are urged to consult their own tax advisors.

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Actual or deemed distributions of the Fund's net capital gain (which generally is the excess of the Fund's net long-term capital gain over the Fund's net short-term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of Common Shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains recognized upon the sale of the Common Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

The Fund has the ability to make certain distributions of securities in kind. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. shareholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in securities. In such a circumstance, the Fund may be required to withhold all or substantially all of the cash it would otherwise distribute to a non-U.S. shareholder. In general, any dividend on the Common Shares will be taxable as a dividend, regardless of whether any portion is paid in securities.

A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the Common Shares and, after December 31, 2018, 30% of the gross proceeds from a sale of the Common Shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

PFICs

The Fund may purchase shares in a "passive foreign investment company" (a "PFIC") and, as such, may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to Common Shareholders. Additional

60

charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Fund. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. The Fund's ability to make either election will depend on factors beyond its control, and it is subject to limitations which may limit the availability or benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement, will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Requirement, and generally will not be treated as qualifying income for purposes of the 90% Income Test.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to "pass through" to Common Shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Common Shareholder subject to U.S. federal income tax would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each Common Shareholder subject to U.S. federal income tax would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual Common Shareholder who does not itemize deductions. In certain circumstances, a Common Shareholder subject to U.S. federal income tax that (i) has held Common Shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such Common Shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each Common Shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Financial Products

Investments in options, futures contracts, forward contracts, swaps and derivatives, as well as other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Fund-level taxation.

61

Payments with Respect to Securities Loans

Participation in loans of securities may affect the amount, timing and character of distributions to Common Shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to Common Shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

Investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Fund to accrue and distribute income not yet received. Similarly, the Fund's investment in taxable payment-in-kind securities, if any, will give rise to income which is required to be distributed even though the Fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions to avoid fund-level taxation, the Fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, the Fund's investments in inflation-indexed Treasury securities may require the Fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

The Fund may invest in lower-quality credit securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by the Fund if it invests in such securities as part of the Fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

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Reportable Transactions

If a Common Shareholder recognizes a loss with respect to its Common Shares of $2 million or more for an individual Common Shareholder or $10 million or more for a corporate Common Shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of the relevant regulations in light of their individual circumstances.

Backup Withholding

The Fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions paid to certain Common Shareholders who fail to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other Common Shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Counsel And Independent Registered Public Accounting Firm

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036-8299, serves as counsel to the Fund.

                    , an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of August 31, 2017 included in this SAI has been so included in reliance on the report of                     , given on the authority of said firm as experts in auditing and accounting.

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DREYFUS ALCENTRA GLOBAL CREDIT INCOME 2024 TARGET TERM FUND, INC.

Statement of Assets and Liabilities

AS OF AUGUST 31, 2017

Financial Statement

ASSETS
Cash	$
Deferred Asset (Deferred Organization and Offering Costs) - Note A	$_______
Total Assets	$

LIABILITIES
Organization and Offering Costs Payable - Note A	$_______
NET ASSETS	$

CAPITAL
Common Stock, 100,000,000 shares authorized, par value $0.001 per share; shares issued and outstanding - Note A	$
Paid in Capital in excess of par	$
Total Capital-Equivalent of $ net asset value per Common Share	$

See Notes to Statement of Assets and Liabilities

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NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note A-Organization:

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the "Fund") was organized as a Maryland Corporation on December 11, 2014, and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund had no operations to date, other than organizational matters and the sale to                     , a wholly owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") and an affiliate of The Dreyfus Corporation ("Dreyfus"), of         shares of common stock ("Common Shares") on August 31, 2017.

The Fund intends to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

Costs incurred in connection with the Fund's organization will be paid directly by Dreyfus and are not subject to reimbursement by the Fund. Offering costs not paid by Dreyfus will be charged to paid-in capital. Dreyfus has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $0.20 per Common Share. Total offering costs are estimated to amount to $             , of which Dreyfus will pay $                .

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Note B-Investment Management Agreement, Sub-Investment Advisory Agreement and Custody Agreement

The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, is the Fund's investment manager.

Under its Investment Management Agreement with the Fund (the "Management Agreement"), Dreyfus furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Fund's Board of Directors. Dreyfus is responsible for the overall management of the Fund's portfolio and for the supervision and ongoing monitoring of Alcentra. Dreyfus also maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also performs certain other administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of Dreyfus.

For its services under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly investment management fee computed at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, "Borrowings"), preferred stock or other similar preference securities ("Preferred Shares"), or the use of derivative instruments that have the economic effect of leverage), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles. Dreyfus has entered into a Sub-Investment Advisory Agreement with its affiliate, Alcentra NY, LLC ("Alcentra"), pursuant to which Alcentra will serve as the Fund's sub-adviser. Pursuant to the Sub-Investment Advisory Agreement between Dreyfus and Alcentra, Alcentra is responsible for implementation of the Fund's investment strategy and investment of the Fund's assets on a day-to-day basis in accordance with the Fund's investment objectives and policies. For services provided under the Sub-Investment Advisory Agreement, Dreyfus has agreed to pay from its Management Fee paid by the Fund a monthly sub-advisory fee to Alcentra computed at the annual rate of 0.425% of the average daily value of the Fund's Managed Assets.

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The Bank of New York Mellon serves as the custodian of the Fund pursuant to a custody agreement and receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of
Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.:

[TO BE FILED BY AMENDMENT]

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Privacy Policy

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their roles in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

o	Information we receive from you, such as your name, address, and social security number.
o	Information about your transactions with us, such as the purchase or sale of Fund shares.
o	Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS permitted by law.

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Appendix A

RATING CATEGORIES

The following is a description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch").

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period

A-2

longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1        Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2        Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP        Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-3

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1               This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2               This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3               This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG        This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "CCC."

Structured, Project & Public Finance Obligations—Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

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Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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Appendix B

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except that the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines," described below). This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNYM has proxy voting authority). In addition, there are separate guidelines for securities of non-U.S. companies, with respect to which the Proxy Voting Committee seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Guidelines").

The Proxy Voting Committee, the BNY Mellon Voting Guidelines and the ISS Guidelines are described in more detail below. The BNY Mellon Voting Guidelines and the ISS Guidelines (defined below), all as in effect from time-to-time, are referred to collectively herein as the "Voting Guidelines."

Securities of Non-U.S. Companies and Securities Out on Loan. It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority. However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Funds may invest. In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Dreyfus generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, the Proxy Voting Committee typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

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Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Dreyfus seeks to avoid material conflicts of interest between a fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee. The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC (together with ISS, the "Proxy Advisers")) and without consideration of any client relationship factors. The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Voting Proxies of Designated BHCs

BNYM is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the boards have delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to 3%, the issuer will no longer be considered a Designated BHC and Dreyfus will be redelegated sole voting authority over the BHC's voting securities held by a fund.

ISS votes proxies delegated by the boards in accordance with the ISS Guidelines, described below.

Material Conflicts of Interest. ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a

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blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

SUMMARIES OF THE VOTING GUIDELINES

Summary of the BNY Mellon Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon. The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations. However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented. Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established the BNY Mellon Voting Guidelines. Viewed broadly, the BNY Mellon Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

•	The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

•	To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

•	To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

•	To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process. The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.	Boards and Directors

A.	Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i)	Incumbent / Nominee Directors

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The Proxy Voting Committee generally votes FOR incumbent and nominee directors. However, the Proxy Voting Committee generally votes to WITHHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii)	Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii)	Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee. However, the Proxy Voting Committee will generally vote AGAINST proposals when audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined and will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) a material weakness is disclosed and not remediated timely, or (2) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv)	Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership unless they are the current CFO, COO, CIO, CHRO, CAO, CTO, CSO or PDIV, in which case the Proxy Voting Committee will generally WITHHOLD its support (unless such person has equity ownership of 5% or above, in which case the Proxy Voting Committee will consider the proposal on a CASE-BY-CASE basis). In exceptional cases, such as severe governance concerns or when a Proxy Adviser recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support. The Proxy Voting Committee also considers on a CASE-BY-CASE basis any other members of the management team, except the CEO or Executive Chair.

B.	Board Governance

i)	Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors. The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii)	Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson. Conversely,

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the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii)	Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv)	Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v)	Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO. However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed, but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed. When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2.	Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company. The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion. The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3.	Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A.	Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill." Further, the Proxy Voting Committee will consider on a CASE-BY-CASE basis the election of directors following the adoption or renewal of a poison pill

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without shareholder approval, unless the fund was not a holder when the original or amended poison pill was enacted.

B.	Non-Net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause. The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C.	Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that uphold these rights. More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies). However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D.	Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4.	Capital Structure, Mergers, Sales and Transactions

A.	Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization. In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B.	Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

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i)	The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii)	The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C.	Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

D.	Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5.	Corporate Governance

A.	Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B.	Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

C.	Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D.	Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

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6.	Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7.	Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8.	Compensation and Benefits

A.	Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass the Proxy Voting Committee's shareholder value transfer model, (2) seek 162(m) approval only or (3) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail the Proxy Voting Committee's shareholder value transfer model, (2) allow for repricing or cash buyout without shareholder approval, (3) include an evergreen provision, or (4) include a "look-back" feature.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that (1) are 162(m) plans and are administered by directors who are non-independent by listing standards, (2) fail the Proxy Voting Committee's shareholder value transfer model but are required for completion of a merger or acquisition supported by or referred to the Proxy Voting Committee, (3) fail the Proxy Voting Committee's shareholder value transfer model, but have extenuating or unique circumstances, or (4) permit accelerated vesting without consummation of a change-in-control transaction.

B.	Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in

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situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C.	Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D.	Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E.	Clawbacks

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F.	Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

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Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year post-employment and/or 50% of stock awarded. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year post-employment and 75% of stock awarded.

9.	Mutual Fund Shares

With regard to voting proxies with respect to mutual fund shares, the Proxy Voting Committee generally follows the guidelines described above for operating companies. For proposals that are specific to mutual funds, the Proxy Voting Committee generally votes FOR proposals, with certain exceptions, including a making a mutual fund's fundamental investment policy nonfundamental or eliminating it when an outside proxy advisor recommends against (referred to Proxy Voting Committee); making a change to a mutual fund's fundamental policy on lending that an outside proxy advisor recommends against (referred to Proxy Voting Committee); proposals to eliminate a mutual fund's fundamental or nonfundamental investment restriction on margin (referred to Proxy Voting Committee); proposals to grant a proxy for "other business" (vote AGAINST); and fee increases (referred to Proxy Voting Committee).

10.	Other Matters

For those proposals for which the BNY Mellon Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Summary of the ISS Guidelines1

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies. The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship. A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards

1 Excerpted from ISS materials.

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should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada. Key voting policy guidelines address the following:

1.	The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.
2.	The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership. Directors should not sit on more than five public company boards or, if they are the CEO of a public company, sit on the board of more than two public companies besides their own. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)
3.	The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.
4.	The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil. ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees. As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice. As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment. Majority-independent boards remain very rare across the region; however, Argentinian, Chilean, Colombian, Mexican and Peruvian companies must abide by market legal requirements for minimum board independence, or have at least one independent board member, whichever is higher.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting. While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information. ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements. The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee. This is because the SEC grants exemptions to foreign issuers and considers the

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Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees. Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada. Key voting policy guidelines address the following:

1.	Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.
2.	Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.
3.	Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

An "equity plan scorecard" is used that analyzes a broad range of plan features and grant practices that reflect shareholders' embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration. While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices. ISS will generally vote against the plan proposal if the combination of the above factors indicates that the plan is not, overall, in the shareholders' interests.

Americas Regional and Brazil. In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals. In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay. The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information. Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive. Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan. If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

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Audit

U.S. and Canada. U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP"). Canadian issuers report under International Financial Reporting Standards ("IFRS"). In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots. In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent – i.e., should not have any financial interests, including excessive fees from the company for non-audit services – that could compromise their independence. ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil. Most Latin American markets have adopted, or are in the process of adopting, IFRS.

While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors. Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate. Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S. Shareholder rights and takeover defenses in the U.S. are driven largely by state law. Within that framework, ISS policy is designed to ensure the ability of shareholders to:

•	Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;
•	Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;
•	Call special meetings and act by written consent, within reasonable parameters;
•	Amend the bylaws of the company (e.g., ISS will vote against restrictions on the submission of binding shareholder proposals or share ownership or time holding requirements in excess of SEC Rule 14a-8).

Canada. Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules. In this context, ISS policy undertakes to:

•	Evaluate and approve shareholder rights plans ("poison pills") taking into account whether it conforms to "new generation" rights plan best practices guidelines and if the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;
•	Review "advance notice requirements" or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;
•	Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;
•	Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

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Americas Regional and Brazil. The voting rights of international institutional investors are often limited in Latin America. Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals. With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares. Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent. The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S. In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies. Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and "sustainability" topics. ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company. The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

•	Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;
•	To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;
•	Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;
•	How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and
•	If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada. ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests. Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of

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the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare. Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil. Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries. Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).

ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

•	Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.
•	Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.
•	The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).
•	Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

•	Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).
•	Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.
•	The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

•	Covers South Africa only
•	Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

•	Covers Russia and Kazakhstan only.
•	Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

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ISS EMEA Regional Policy:

•	Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.
•	The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.
•	Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.
•	For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

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Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan. In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board). However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors. A nominee who is voted down may not be replaced, and the board may end up losing one outsider. However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions. ISS also recommends voting against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon" unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Hong Kong. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Korea. Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee. Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders. Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration and nomination committees, specifically if the nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

China. Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

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Taiwan. The nomination system is mandatory only for the election of independent directors in Taiwan. Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting. The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting. This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team. ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system. These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors. When the company employs the nomination system, ISS recommends generally voting for all non-independent director and supervisor candidates and independent director nominees, unless the nominee is deemed non-independent under ISS's classification, is a legal entity or a representative of a legal entity, has attended less than 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation, sits on more than six public company boards, or has been a partner of the company's auditor within the last three years and serves on the audit committee.

Under extraordinary circumstances, ISS recommends voting against directors or supervisors, members of a committee, or the entire board due to material failures of governance, stewardship, risk oversight or fiduciary responsibility at the company, failure to replace management as appropriate, or egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders. In general, when making any nominations on the election of directors, ISS will not recommend against the election of a CEO, managing directors, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

When a director election is contested, ISS recommends voting on a case-by-case basis, but shareholder nominees have the persuasive burden to show they are better suited to serve on the board than management's nominees.

India. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia. A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia. In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders. It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees. Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies. As in many developed markets, diversity has come to the fore in recent years. Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company. With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected. Best practice supports majority independent boards, with an independent chairman. In addition, the roles of chairman and CEO should not be combined. ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan. Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote. Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese

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executive pay had long been left unflagged by shareholders. However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation. Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong. In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea. In Korea, companies annually seek shareholder approval to set the remuneration cap for directors. These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed. ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore. In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China. Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes. Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations. When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan. Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012. The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India. Currently, ISS does not have market-specific policies on compensation. However, shareholders are often asked to approve commissions for non-executive directors. Companies also routinely seek shareholder approval for

B-19

compensation packages of executive directors. ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees. ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia. Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running. In addition, investors can vote on individual long-term incentive grants. In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award. Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period. As with other elements of company practice, guidelines in the market exist with regard to remuneration. ISS looks for a strong link between the level of pay received and company performance. In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan. Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore and India. In Hong Kong, Singapore and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees. Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent. While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm. Non-audit fees, however, do not include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events where the company discloses those fees.

Korea and Taiwan. The appointment of the external auditor is not an item that requires shareholder review.

China. While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market. As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia. Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan. ISS evaluates poison pill proposals on a case-by-case basis, but our guidelines specify a number of conditions which must ALL be met before we will even consider supporting a takeover defense. Those conditions are composed of five components: 1) plan features, 2) board practices, 3) special committee, 4) other defenses and 5) information disclosure. Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal. Starting in 2016 the current poison pill policy will become more stringent by requiring as necessary conditions for support of a poison pill that 1)

B-20

the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.

Hong Kong, Singapore, Taiwan and India. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea. Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose. ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China. The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006. The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover. However, what can be done before the event is not regulated. As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association. One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors. ISS generally recommends voting against such restrictive articles.

Australia. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

B-21

Environmental & Social Issue Shareholder Proposals

Japan. In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Hong Kong, Singapore, China, Taiwan and India. Shareholder proposals on environmental and social issues are not common in these markets. ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea. Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia. Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors. ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia. For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.

Korea. The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

B-22

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1)	Financial Statements

Part A—None

Part B—Report of Independent Registered Public Accounting Firm***

Statement of Assets and Liabilities***

2)	Exhibits

(a)	Articles of Amendment and Restatement**
(b)	Amended and Restated Bylaws**
(c)	Not applicable
(d)(i)	Form of specimen share certificate***
(d)(ii)	The rights of security holders are defined in the Registrant's Articles of Amendment and Restatement (Articles FIFTH, SEVENTH and EIGHTH) and the Registrant's Bylaws (Articles II and VI).
(e)	Form of Dividend Reinvestment Plan***
(f)	Not applicable
(g)(i)	Form of Investment Management Agreement***
(g)(ii)	Form of Sub-Investment Advisory Agreement***
(h)(i)	Form of Underwriting Agreement***
(h)(ii)	Form of Syndication Fee Agreement***
(h)(iii)	Form of Structuring Fee Agreement***
(h)(iv)	Form of Organizational and Offering Expenses Reimbursement Agreement***
(i)	Not applicable
(j)	Form of Custody Agreement***
(k)	Form of Transfer Agency Agreement***
(l)(i)	Opinion and Consent of Proskauer Rose LLP***
(l)(ii)	Opinion and Consent of Maryland Counsel***
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm***
(o)	Not applicable
(p)	Form of Investment Representation Letter***
(q)	Not applicable
(r)(i)	Code of Ethics of the Fund, the Investment Manager and the Sub-Investment Adviser***
(r)(ii)	Code of Ethics of the Independent Directors***
(s)	Power of Attorney*

*	Filed herewith.
**	Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2 (File No. 333-200989) filed with the Securities and Exchange Commission on June 16, 2017.
***	To be filed by amendment.

Item 26. Marketing Arrangements

See Exhibit 2(h) to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees	$ ________
New York Stock Exchange fees*	$ ________
Printing and engraving expenses*	$ ________
Auditing fees and expenses*	$ ________
Legal fees and expenses*	$ ________
FINRA fees*	$ ________
Miscellaneous*	$ ________
Total*	$ ________

* Estimated.

Item 28. Persons Controlled by or under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders

Common Shares, par value $.001 per share	[ ]

Item 30. Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following: Article NINTH of the Registrant's Articles of Amendment and Restatement and Article VIII of the Registrant's Amended and Restated Bylaws.

The Registrant has agreed to indemnify the Underwriters of the Registrant's common shares to the extent set forth in Exhibit 2(h).

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31(a). Business and other Connections of Investment Manager

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.

The following is a list of the directors and officers of Dreyfus.

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Mark Santero Chief Executive Officer, President and Director	Alcentra US, Inc.††††	Director	9/14 – 7/16
	BNY Alcentra Group Holdings, Inc.††††††	Director	5/15 – 7/16

	BNY Mellon Asset Management Canada Limited++++++	Director	5/16 - Present

	Mellon Canada Holding Company++++++	Director	5/16- Present

	Mellon Capital Management Corporation**	Director	4/15 – 7/16

	Mellon Global Investing Corp.+	Director	5/15 - Present

	USPLP, Inc.*******	Director	12/15 - 5/16

	Alcentra NY, LLC++	Manager	9/14 – 7/16

	Alternative Holdings I, LLC	Manager	4/16 – 7/16

	BNY Investment Strategy and Solutions Group, LLC*	Manager	6/15 – 7/16

	EACM Advisors LLC^^	Manager	12/15 – 7/16

	Standish Mellon Asset Management Company LLC*	Manager	9/14 - 7/16

	The Boston Company Asset Management, LLC*	Manager	9/14 – 7/16

	The Boston Company Asset Management, LLC*	Manager	6/14 – 7/14

	MAM (MA) Holding Trust*	Trustee	12/15 - Present

	BNY Mellon, National Association++++	Executive Vice President	5/14 - Present

	The Bank of New York Mellon*******	Executive Vice President	5/14 - Present

Diane P. Durnin Vice Chair and Director	MBSC Securities Corporation++	Executive Vice President	3/15 - Present
	Sumday Holdings LLC	Manager	2/16 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Chief Executive Officer Director	8/16 – Present 8/16 - Present
	MBSC Securities Corporation++	Executive Vice President	6/07 – 8/16
	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Dreyfus Transfer, Inc. ++	Chairman Director	5/11 - Present 5/10 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	1/06 - 1/16

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Director	3/12 – 3/15

		Executive Vice President	12/11 – Present

Bennett A. MacDougall Chief Legal Officer	The Bank of New York Mellon Corporation ++	Associate General Counsel	6/15 - Present

	Deutsche Bank 60 Wall Street New York, NY 10005	Director and Associate General Counsel	6/05 - 6/15

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	11/08 - 6/15

Alban J. Miranda Chief Financial Officer	Resources Global Professionals 7 Times Square, Suite 2600 New York, NY 10036	Senior Program Manager/Consultant	10/15 - 5/16
	P.K. Gupta Certified Public Accountants 425 Broadhollow Road Melville, NY 11747	Senior Partner	6/13 - 9/15

Katherine Scott Chief Risk Officer	MBSC Securities Corporation++	Chief Risk Officer	2/14-Present

Peter Arcabascio Vice President – Distribution	BNY Mellon Investment Management*	Senior Vice President	7/06-Present
	BNY Investment Strategy and Solutions Group, LLC*	Manager	6/15- Present

Charles Doumar Vice President – Tax	Alcentra NY LLC ++	Assistant Treasurer - Tax	9/14 - Present
	Alcentra US. Inc. ††††	Assistant Treasurer - Tax	9/14 - Present

	Alternative Holdings I, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Alternative Holdings II, LLC ***	Assistant Treasurer - Tax	1/14 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/13 – 3/15

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	9/13 – 3/15

	Asset Recovery IX, LLC ***	Assistant Treasurer	3/14 – 3/15

	Asset Recovery X, LLC ***	Assistant Treasurer	3/14 – 3/15

	Asset Recovery XIII, LLC ***	Assistant Treasurer	3/13 – 3/16

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/13 – 3/15

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/13 – 6/16

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/13 – 3/15

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/13 – 3/15

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/13 – 3/15

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/13 – 6/16

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer - Tax	3/13 - Present

	BNY Capital Funding LLC ***	Assistant Treasurer – Tax	9/13 - Present

	BNY Investment Strategy and Solutions Group, LLC *	Assistant Treasurer – Tax	6/15 - Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer – Tax	10/13 - Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer – Tax	6/14 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

	IVY Asset Management LLC +	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

	484Wall Capital Management LLC ***	Assistant Treasurer – Tax	10/13 – 5/16

	Airlease Incorporated †††	Assistant Treasurer – Tax	7/13 – 12/15

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

	AURORA-IRE, Inc. †††	Assistant Treasurer – Tax	7/13 – 12/15

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

	BNY Cargo Holdings LLC***	Assistant Treasurer – Tax	7/13 – 12/15

	BNY Catair LLC †††	Assistant Treasurer – Tax	7/13 – 10/15

	BNYM CSIM Funding LLC +++	Assistant Treasurer – Tax	7/14 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Gator LLC ***	Assistant Treasurer – Tax	7/13 – 10/15

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer – Tax	7/13 – 12/15

	BNY Housing I Corp. †††	Assistant Treasurer – Tax	7/13 – 12/15

	BNY Housing II LLC ***	Assistant Treasurer – Tax	7/13 – 12/15

	BNY ITC Leasing, LLC ***	Assistant Treasurer – Tax	7/13 – 12/15

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer – Tax	7/13 – 12/15

	BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer – Tax	10/13 – 5/16

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer – Tax	3/16 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Partnership Funding LLC ***	Manager	11/14 – 6/15

	BNY Rail Maintenance LLC ***	Assistant Treasurer – Tax	7/13 – 10/15

	BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – 12/15

	BNY Wings, Inc. †††	Assistant Treasurer – Tax	7/13 – 12/15

	BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Amherst Capital Management, LLC ***	Assistant Treasurer – Tax	11/14 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 – 6/16

	Colson Services Corp. ^	Assistant Treasurer – Tax	3/14 - Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	Dreyfus Service Organization, Inc. ++	Assistant Treasurer – Tax	3/14 - Present

	EACM Advisors LLC ^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Access LLC ^^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer – Tax	1/14 - Present

	ECM DE. LLC ***	Assistant Treasurer – Tax	1/14 - Present

	GIS Holdings (International) Inc. #	Assistant Treasurer – Tax	6/14 – 12/14

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer – Tax	5/13 – 3/16

	HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer – Tax	11/13 – Present

	IRE-1, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-AC, Inc. †††	Assistant Treasurer – Tax	7/13 – 12/15

	IRE-BC, Inc. †††	Assistant Treasurer – Tax	7/13 – 12/15

	IRE-SB, Inc. †††	Assistant Treasurer – Tax	7/13 – 12/15

	Island Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	ITCMED, Inc. ***	Assistant Treasurer – Tax	6/13 – 5/15

	JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lockwood Insurance, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

	Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investments Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MBSC Securities Corporation ++	Vice President – Tax	2/14 - Present

	MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer – Tax	1/14 - Present

	Mellon Holdings LLC++	Assistant Treasurer	2/15 - Present

	Mellon EFT Services†††††	Assistant Treasurer - Tax	10/15 - Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer – Tax	9/13 – Present

	Mellon Funding Corporation +	Assistant Treasurer – Tax	3/14 - Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 - Present

	Mellon International Leasing Company #	Assistant Treasurer – Tax	8/14 – 12/15

	Mellon Investor Services Holdings LLC +++++++	Assistant Treasurer – Tax	8/16 – Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer – Tax	12/13 - Present

	Mellon Properties Company ****	Assistant Treasurer – Tax	8/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Mellon Residential Funding Corporation ++++	Assistant Treasurer - Tax	4/14 – 3/16

	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

	New GSM Holding Corporation ^^^^	Assistant Treasurer – Tax	7/13 – 12/15

	Newton Capital Management LLC.***	Assistant Treasurer – Tax	8/14 - Present

	Northern Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – 12/15

	NY CRE Asset Holdings, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	NY CRE Asset Holdings II, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer – Tax	11/14 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer – Tax	8/13 – Present

	Tiber Capital Management LLC++	Assistant Treasurer – Tax	8/15 – 7/16

	USPLP, Inc. *******	Assistant Treasurer – Tax	10/13 – 5/16

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

	BNY Community Development Enterprises Corp. ***	Vice President – Tax	4/13 – 5/14

	Asset Recovery I, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery VI, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery XII, LLC ***	Assistant Treasurer	3/13 - 11/13

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Executive Vice President Senior Vice President	2/14 – Present 2/08 – 2/14

Anthony Mayo Vice President – Information Systems	MBSC Securities Corporation++	Chief Technology Officer	4/14 – Present

Kathleen Geis Vice President	BNY Mellon International Operations (India) Private Limited	Director	5/05 - Present

	BNY Mellon, National Association+	Managing Director	7/09 – 10/14

	Albridge Solutions, Inc.	Managing Director	7/11 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Management Services LLC #	Vice President - Real Estate	10/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	CenterSquare Investment Management Holdings, Inc. +++	Vice President - Real Estate	10/12 – Present

	Eagle Investment Systems LLC ^^^^	Vice President - Real Estate	7/11 – Present

	Ivy Asset Management LLC +	Vice President - Real Estate	7/11 – Present

	MBSC Securities Corporation ++	Vice President - Real Estate	7/11 – Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 – Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 – Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 – Present

	Mellon Investor Services Holdings LLC+++++++	Vice President - Real Estate	8/16 - Present

	Pareto New York LLC ++	Vice President - Real Estate	7/11 – Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 – 5/13

	Technology Services Group, Inc. ^^^^^	Vice President - Real Estate	7/11 – Present
	Tennessee Processing Center LLC ^^^^^	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC^^^^^	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

	MBNA Institutional PA Services, LLC+	Managing Director	7/09 – 10/14

Claudine Orloski Vice President – Tax	Dreyfus Service Organization++	Vice President – Tax	8/14 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	MBSC Securities Corporation++	Vice President – Tax	2/12 - Present

	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/11 – 3/15

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery IX, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery V, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery X, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery XIII, LLC***	Assistant Treasurer	3/11 – 3/16

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/11 – 3/15

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/11 – 6/16

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/11 – 3/15

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/11 – 3/15

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/11 – 3/15

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/11 – 6/16

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	11/11 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/11 – Present

	Mellon Holdings LLC ++	Assistant Treasurer	12/11 – Present

	MUNB Loan Holdings, LLC ***	Assistant Treasurer	10/11 – Present

	484 Wall Capital Management LLC	Assistant Treasurer -Tax	10/13 – 5/16

	Airlease Incorporated †††	Assistant Treasurer -Tax	7/11 – 12/15

	Albridge Solutions, Inc. ††††	Assistant Treasurer -Tax	6/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	10/12 – Present

	Alcentra US, Inc. ††††	Assistant Treasurer -Tax	10/11 – Present

	Allomon Corporation †	Assistant Treasurer -Tax	5/12 – Present

	Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer -Tax	8/11 – Present

	APT Holdings Corporation #	Assistant Treasurer -Tax	12/11 – Present

	AURORA-IRE, INC. †††	Assistant Treasurer -Tax	7/11 – 12/15

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	4/12 – Present

	BNY Administrative Services LLC ***	Assistant Treasurer –Tax	12/11 – Present

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer –Tax	3/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	7/11 – Present

	BNY Cargo Holdings LLC ***	Assistant Treasurer –Tax	7/11 – 12/15

	BNY Catair LLC †††	Assistant Treasurer –Tax	7/11 – 10/15

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Gator LLC ***	Assistant Treasurer –Tax	7/11 – 10/15

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer –Tax	7/11 – 12/15

	BNY Housing I Corp. †††	Assistant Treasurer –Tax	7/11 – 12/15

	BNY Housing II LLC ***	Assistant Treasurer –Tax	7/11 – 10/15

	BNY Investment Strategy and Solutions Group LLC *	Assistant Treasurer –Tax	6/15 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	10/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer –Tax	7/11 – 12/15

	BNY Lease Partners LLC ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	6/11 – Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	7/12 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	8/12 – Present

	BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Performance & Risk Analytics, Inc. (US) ^^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	3/11 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Rail Maintenance LLC ***	Assistant Treasurer –Tax	7/11 – 10/15

	BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	4/11 – Present

	BNY Recap I, LLC #	Assistant Treasurer –Tax	11/11 – Present

	BNY Salvage Inc. ***	Assistant Treasurer –Tax	3/11 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – 12/15

	BNY Wings, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/11 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	7/14 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	6/12 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	6/12 – Present

	Amherst Capital Management LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	7/11 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 - Present

	Colson Services Corp. ^	Assistant Treasurer –Tax	2/11 – Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	EACM Advisors LLC ^^	Assistant Treasurer –Tax	4/14 – Present

	Eagle Access LLC ^^^	Assistant Treasurer –Tax	1/12 – Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer –Tax	1/12 – Present

	ECM DE, LLC ***	Assistant Treasurer –Tax	3/11 – Present

	GIS Holdings (International) Inc. #	Assistant Treasurer –Tax	4/12 – 12/14

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer –Tax	5/11 – 3/16

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer –Tax	7/12 – Present

	IRE-1, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-AC, Inc. †††	Assistant Treasurer –Tax	7/11 – 12/15

	IRE-BC, Inc. †††	Assistant Treasurer –Tax	7/11 – 12/15

	IRE-SB, Inc. †††	Assistant Treasurer –Tax	7/11 – 12/15

	Island Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	ITCMED, Inc. ***	Assistant Treasurer –Tax	6/11 – 5/15

	JRHC 1998A LLC ####	Assistant Treasurer –Tax	12/11 – Present

	Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	7/11 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Lockwood Insurance Inc. ######	Assistant Treasurer –Tax	8/14 – Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Madison Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer –Tax	8/11 – Present

	MBC Investments Corporation #	Assistant Treasurer –Tax	11/11 – Present

	MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MBNA PW PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	8/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	8/11 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer –Tax	10/13 – Present

	Mellon EFT Services Corporation †††††	Assistant Treasurer –Tax	2/11 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	7/11 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/11 – Present

	Mellon International Leasing Company #	Assistant Treasurer –Tax	7/11 – Present

	Mellon Investor Services Holdings LLC	Assistant Treasurer –Tax	8/16 – Present
+++++++
	Mellon Leasing Corporation +	Assistant Treasurer –Tax	9/11 – Present

	Mellon Life Insurance Company +	Assistant Treasurer –Tax	10/12 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Mellon Properties Company ****	Assistant Treasurer –Tax	8/12 – Present

	Mellon Residential Funding Corporation ****	Assistant Treasurer –Tax	4/14 – 3/16

	National Residential Assets Corp. ***	Assistant Treasurer –Tax	4/12 – Present

	New GSM Holding Corporation ^^^^	Assistant Treasurer –Tax	7/11 – 12/15

	Newton Capital Management LLC ***	Assistant Treasurer –Tax	10/11 – Present

	Northern Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – 12/15

	NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	One Wall Street Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Pareto New York LLC ++	Assistant Treasurer –Tax	11/11 – Present

	PAS Holdings LLC ***	Assistant Treasurer –Tax	6/11 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	6/11 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	4/11 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Pershing Investments LLC ***	Assistant Treasurer –Tax	2/11 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	PFS Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer –Tax	11/14 - Present

	Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	12/11 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	7/11 – Present

	TBCAM, LLC *	Assistant Treasurer –Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer –Tax	5/11 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer –Tax	9/11 – Present

	The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/11 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer –Tax	6/11 – Present

	Tiber Capital Management LLC++	Assistant Treasurer –Tax	8/15 – 7/16

	USPLP, Inc. *******	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	12/12 – Present

	BNY Aurora Holding Corp. ***	Vice President	10/11 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	2/11 – Present

	BNY Community Development Enterprises Corporation***	Vice President –Tax	4/12 – 4/14

	MBSC Securities Corporation ++	Vice President –Tax	2/12 – Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	1/06 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
***	The address of the business so indicated is One Wall Street, New York, NY 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022
*******	The address of the business so indicated is 225 Liberty Street, New York, NY 10286
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, NY 10166.
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462
++++	The address of the business so indicated is 500 Grant Street, Pittsburgh, PA 15258
+++++	The address of the business so indicated is 113 King Street, Armonk, NY 10504
++++++	The address of the business so indicated is 320 Bay Street, Toronto, ON M5H 4A6
+++++++	The address of the business so indicated is 480 Washington Blvd, Jersey City, NJ 07310
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103
††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD
^	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459
^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107
^^^^^	The address of the business so indicated is 101 Barclay Street, 3rd Floor, New York, NY, 10286
^^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104

Item 31(b).   Business and other Connections of Sub-Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Alcentra NY, LLC ("Alcentra"), the sub-investment adviser to the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Alcentra or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended, by Alcentra (SEC File No. 801-62417).

Item 32. Location of Accounts and Records

The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Alcentra NY, LLC

200 Park Avenue

New York, New York 10166

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)          Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)           Not applicable.

(3)           Not applicable.

(4)           Not applicable.

(5)           Registrant hereby undertakes that:

(a)       for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)       for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 15th day of September, 2017.

DREYFUS ALCENTRA GLOBAL CREDIT INCOME 2024 TARGET TERM FUND, INC.

By:	/s/ Bradley J. Skapyak*
	Name:	Bradley J. Skapyak
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	September 15, 2017
Bradley J. Skapyak

/s/ James Windels*	Treasurer (Principal Financial and	September 15, 2017
James Windels	Accounting Officer)

/s/ Joseph S. DiMartino*	Chairman of the Board	September 15, 2017
Joseph S. DiMartino

/s/ Francine J. Bovich*	Director	September 15, 2017
Francine J. Bovich

/s/ Kenneth A. Himmel*	Director	September 15, 2017
Kenneth A. Himmel

/s/ Stephen J. Lockwood*	Director	September 15, 2017
Stephen J. Lockwood

/s/ Roslyn M. Watson*	Director	September 15, 2017
Roslyn M. Watson

/s/ Benaree Pratt Wiley*	Director	September 15, 2017
Benaree Pratt Wiley

*By:	/s/ Jeff S. Prusnofsky
Jeff S. Prusnofsky,
Attorney-in-Fact

EXHIBIT INDEX

(s)	Power of Attorney.